UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22733

John Hancock Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer
601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Multifactor ETFs

Annual report 4/30/18

A message to shareholders

Dear shareholder,

After an extended period of relative calm in equity markets around the world dating to early 2017, volatility returned in a meaningful way in the last several months of the reporting period. U.S. and developed market stocks declined as investors reacted to a potential trade war between the United States and China and the prospect of rising inflation. However, emerging markets advanced overall thanks to a weaker U.S. dollar and continued economic improvement. Although some in the asset management community believe the sell-off will be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end, and that now appears to be the case.

Ultimately, the asset prices of stocks are underpinned by fundamentals, and the good news is that those continue to appear supportive. Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains. One moderating factor was the U.S. Federal Reserve's steady tightening of monetary policy. While higher interest rates alone may not cause the economy to pull back, markets will be closely attuned to any sign of policymakers quickening the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multifactor ETFs

Table of contents

2	Multifactor exchange-traded funds (ETFs) at a glance
3	Discussion of fund performance
9	John Hancock Multifactor Consumer Discretionary ETF
10	John Hancock Multifactor Consumer Staples ETF
11	John Hancock Multifactor Developed International ETF
12	John Hancock Multifactor Energy ETF
13	John Hancock Multifactor Financials ETF
14	John Hancock Multifactor Healthcare ETF
15	John Hancock Multifactor Industrials ETF
16	John Hancock Multifactor Large Cap ETF
17	John Hancock Multifactor Materials ETF
18	John Hancock Multifactor Mid Cap ETF
19	John Hancock Multifactor Technology ETF
20	John Hancock Multifactor Utilities ETF
21	Premium/discount analysis
24	Your expenses
26	Funds' investments
70	Financial statements
81	Financial highlights
88	Notes to financial statements
98	Report of independent registered public accounting firm
99	Tax information
100	Evaluation of advisory and subadvisory agreements by the Board of Trustees
104	Trustees and officers
108	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       1

Multifactor exchange-traded funds (ETFs) at a glance

Many traditional indexes and index funds are weighted by market capitalization, a bias that can expose investors to certain risks and potentially reduce returns. Strategic beta strategies such as John Hancock Multifactor ETFs offer a different approach. Each ETF seeks to improve on cap-weighted strategies by tracking an index that combines active management insight with the discipline of a rules-based approach.

STRATEGIC BETA1: STRIKING A BALANCE BETWEEN ACTIVE AND PASSIVE INVESTING

PHILOSOPHY BACKING INDEX DESIGN

According to Dimensional Fund Advisors, subadvisor for all John Hancock Multifactor ETFs, there are four key factors that drive higher expected returns, and these factors guide Dimensional's index construction and semiannual reconstitution.

Market
Equity premium—stocks over bonds

Company size
Small-cap premium—small company stocks over large company stocks

Relative price2
Value premium—value stocks over growth stocks

Profitability3
Profitability premium—stocks of highly profitable companies over stocks of less profitable companies

To be considered a true factor, a premium must be sensible, persistent across time periods, pervasive across markets, robust in data, and cost effective.

WHY MULTIFACTOR?

Individual factors can be volatile: there's no telling which will be the best performing from year to year. Adopting a multifactor approach is one way investors can pursue more consistent—and more attractive—risk-adjusted returns.

1	Strategic beta (also known as smart beta) defines a set of investment strategies that seek to improve on traditional market-capitalization weighted indexes in order to lower risk and achieve better diversification.
2	Relative price as measured by the price-to-book ratio; value stocks are those with lower price-to-book ratios.
3	Profitability is a measure of current profitability, based on information from individual companies' income statements.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       2

Discussion of fund performance

An interview with Portfolio Manager Lukas J. Smart, CFA, Dimensional Fund Advisors

Lukas J. Smart, CFA
Portfolio Manager
Dimensional Fund Advisors LP

"... we believe that incorporating the four dimensions of expected returns—market, company size, relative price, and profitability—into a single investment strategy offers the potential for outperformance over time..."

Would you tell us about your investment philosophy and how it drives the composition of the exchange-traded funds (ETFs) you manage for John Hancock Investments?

At Dimensional Fund Advisors LP, we have identified four characteristics, or dimensions, of expected returns that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns. These dimensions are the overall market, company size, relative price, and profitability.

The overall market dimension reflects the excess return over the risk-free rate, which is typically measured by short-term Treasury bills, that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.

The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size premium.

The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks—as measured, for instance, by their price-to-book ratios—in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.

Finally, the profitability dimension provides a way to discern the expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.

Relative to a cap-weighted measure of the market, we believe that incorporating the four dimensions of expected returns—market, company size, relative price, and profitability—into a single investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach.

The indexes we developed for John Hancock Multifactor ETFs are designed to capture these dimensions over time, and the funds are, in turn, designed to track their respective indexes.

What drives changes to the composition of the funds?

Changes are made to the funds as a result of regularly scheduled reconstitutions, a semiannual process by which the list of stocks and their weights in each index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that the indexes that the funds track maintain their intended exposure to the dimensions of expected returns. In addition, we impose a maximum issuer cap in each index at the time of reconstitution to control stock-specific risk.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       3

How did the broad equity market perform during the 12-month period ended April 30, 2018, particularly in terms of the dimensions of expected returns that you've identified?

In the United States, the market had positive performance for the one-year period but trailed both developed ex-U.S. and emerging markets. The Russell 3000 Index returned 13.05%, as compared to 14.79% for the MSCI World ex USA Investable Market Index (IMI) and 21.11% for the MSCI Emerging Markets IMI, both net of dividends.

Along the market-capitalization dimension, small caps, as measured by the Russell 2000 Index, underperformed large caps, as measured by the Russell 1000 Index, for the one-year period. Mid caps, as measured by the Russell Midcap Index, underperformed both large caps and small caps. Along the relative price dimension, large-cap value stocks, as measured by the Russell 1000 Value Index, underperformed large-cap growth stocks, as measured by the Russell 1000 Growth Index. Small-cap value stocks, as measured by the Russell 2000 Value Index, underperformed small-cap growth stocks, as measured by the Russell 2000 Growth Index. Mid-cap value stocks, as measured by the Russell Midcap Value Index, underperformed mid-cap growth stocks, as measured by the Russell Midcap Growth Index. Profitability premiums were mixed in the U.S. market for the period. Higher-profitability stocks outperformed among large caps but underperformed among small caps.

In U.S. dollar terms, markets in Europe, Australasia, and the Far East (EAFE markets) had positive performance for the one-year period, outperforming the U.S. market but trailing emerging markets. The MSCI EAFE IMI returned 15.31%, net of dividends.

Along the market-capitalization dimension, small caps in the EAFE markets outperformed large caps for the one-year period. Mid caps outperformed large caps but underperformed small caps. Along the relative price dimension, large-cap value stocks underperformed large-cap growth stocks, and small-cap value stocks underperformed small-cap growth stocks. Profitability premiums were positive in EAFE markets for the period. Higher-profitability stocks outperformed among both large and small caps.

JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF (JHMC)

On a net asset value (NAV) basis, the fund underperformed the Russell 1000 Consumer Discretionary Index, a cap-weighted benchmark we use as a proxy for the consumer discretionary sector of the U.S. stock market. The fund's greater emphasis on relatively smaller total market-capitalization stocks detracted from relative performance, as mid caps underperformed large caps for the period. The fund's greater emphasis on low relative price (value) stocks also had a negative impact on relative performance, as value stocks generally underperformed high relative price (growth) stocks. Conversely, the fund's greater emphasis on stocks with higher profitability benefited relative performance, as higher-profitability stocks outperformed among large caps.

Compared with the Russell 1000 Consumer Discretionary Index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposures were to hotels, restaurants and leisure, and specialty retail. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in General Motors Company and The TJX Companies, Inc. and decreased weights in Amazon.com, Inc. and Comcast Corp.

JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF (JHMS)

On a NAV basis, the fund outperformed the Russell 1000 Consumer Staples Index, a cap-weighted benchmark we use as a proxy for the consumer staples sector of the U.S. stock market. While mid caps generally underperformed large caps in the broad U.S. market, mid caps outperformed in the consumer staples sector. Consequently, the fund's greater emphasis on stocks with relatively smaller total market capitalizations contributed positively to relative performance. Constituency differences between the fund and the Russell 1000 Consumer Staples Index also benefited relative performance. Conversely, the fund's greater emphasis on low relative price (value) stocks detracted from relative performance, as value stocks underperformed high relative price (growth) stocks for the period.

Compared with the Russell 1000 Consumer Staples Index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposures were to

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       4

food and staples retailing and food products. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in The Kroger Company and General Mills, Inc. and decreased weights in Monster Beverage Corp. and Sysco Corp.

JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF (JHMD)

On a NAV basis, the fund outperformed the MSCI EAFE Index, a cap-weighted benchmark we use as a proxy for developed ex-U.S. stock markets. When compared to the MSCI EAFE Index, the fund's greater emphasis on stocks with relatively smaller total market capitalizations contributed positively to relative performance, as mid caps outperformed large caps in developed ex-U.S. markets for the period.

Compared with the MSCI EAFE Index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest sector exposures were to financials, industrials, and consumer discretionary. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in BP PLC and Vonovia SE and decreased weights in Toyota Motor Corp. and Linde AG.

JOHN HANCOCK MULTIFACTOR ENERGY ETF (JHME)

On a NAV basis, the fund outperformed the Russell 1000 Energy Index, a cap-weighted benchmark we use as a proxy for the energy sector of the U.S. stock market. The fund's greater emphasis on stocks with higher profitability contributed positively to relative performance, as higher-profitability stocks outperformed among large caps for the period. Additionally, the fund's greater emphasis on low relative price (value) stocks had a positive impact on relative performance, as value stocks outperformed high relative price (growth) stocks in the energy sector. Issuer capping also benefited the fund's relative performance.

Compared with the Russell 1000 Energy Index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposure was to oil, gas, and consumable fuels. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Occidental Petroleum Corp. and Halliburton Company and decreased weights in Marathon Petroleum Corp. and Phillips 66.

JOHN HANCOCK MULTIFACTOR FINANCIALS ETF (JHMF)

On a NAV basis, the fund outperformed the Russell 1000 Financial Services Index, a cap-weighted benchmark we use as a proxy for the financials sector of the U.S. stock market. The fund's greater emphasis on stocks with higher profitability contributed positively to relative performance, as higher-profitability stocks outperformed among large caps for the period. The fund's general exclusion of real estate investment trusts (REITs) also had a positive impact on relative performance, as REITs underperformed the overall benchmark. Conversely, the fund's greater emphasis on stocks with relatively lower total market capitalizations detracted from relative performance, as mid caps underperformed large caps.

Compared with the Russell 1000 Financial Services Index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposures were to banks and insurance. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Wells Fargo & Company and Discover Financial Services and decreased weights in CBRE Group (sold during the period) and The Progressive Corp.

JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF (JHMH)

On a NAV basis, the fund underperformed the Russell 1000 Healthcare Index, a cap-weighted benchmark we use as a proxy for the healthcare sector of the U.S. stock market. The fund's greater emphasis on stocks with relatively smaller total market capitalizations

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       5

detracted from relative performance, as mid caps underperformed large caps for the period. Conversely, the fund's greater emphasis on stocks with higher profitability contributed positively to relative performance, as higher-profitability stocks outperformed among large caps.

Compared with the Russell 1000 Healthcare Index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposures were to healthcare providers and services, and pharmaceuticals. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Gilead Sciences, Inc. and Humana, Inc. and decreased weights in UnitedHealth Group, Inc. and Aetna, Inc.

JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF (JHMI)

On a NAV basis, the fund outperformed the Russell 1000 Producer Durables Index, a cap-weighted benchmark we use as a proxy for the industrials sector of the U.S. stock market. While mid caps generally underperformed in the broad U.S. market, mid caps outperformed in the industrials sector. Consequently, the fund's greater emphasis on stocks with relatively smaller total market capitalizations contributed positively to relative performance. The fund's greater emphasis on stocks with higher profitability also had a positive impact on relative performance, as higher-profitability stocks outperformed among large caps. Conversely, with low relative price (value) stocks underperforming high relative price (growth) stocks for the period, the fund's greater emphasis on value stocks detracted from relative performance.

Compared with the Russell 1000 Producer Durables Index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposures were to machinery and aerospace and defense. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Worldpay, Inc. and American Airlines Group, Inc. and decreased weights in Fiserv, Inc. and Northrop Grumman Corp.

JOHN HANCOCK MULTIFACTOR LARGE CAP ETF (JHML)

On a NAV basis, the fund underperformed the Russell 1000 Index, a cap-weighted benchmark we use as a proxy for the broad large-cap U.S. stock market. When compared to the Russell 1000 Index, the fund's greater emphasis on stocks with relatively smaller total market capitalizations detracted from relative performance, as mid caps underperformed large caps for the period. With low relative price (value) stocks underperforming high relative price (growth) stocks, the fund's greater emphasis on value stocks also detracted from relative performance. Conversely, the fund's greater emphasis on stocks with higher profitability contributed positively to relative performance, as higher-profitability stocks outperformed among large caps.

Compared with the Russell 1000 Index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. The fund's largest absolute exposures were to the information technology, financials, and consumer discretionary sectors. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Facebook, Inc. and Synchrony Financial and decreased weights in DowDuPont, Inc. and Fiserv, Inc.

JOHN HANCOCK MULTIFACTOR MATERIALS ETF (JHMA)

On a NAV basis, the fund outperformed the Russell 1000 Materials & Processing Index, a cap-weighted benchmark we use as a proxy for the materials sector of the U.S. stock market. While mid caps generally underperformed in the broad U.S. market, mid caps outperformed in the materials sector. Consequently, the fund's greater emphasis on stocks with relatively smaller total market capitalizations contributed positively to relative performance. The fund's greater emphasis on stocks with higher profitability also contributed positively to relative performance, as higher-profitability stocks outperformed among large caps.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       6

Compared with the Russell 1000 Materials & Processing Index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposure was to chemicals. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in Freeport-McMoRan, Inc. and PPG Industries, Inc. and decreased weights in FMC Corp. and International Paper Company.

JOHN HANCOCK MULTIFACTOR MID CAP ETF (JHMM)

On a NAV basis, the fund outperformed the Russell Midcap Index, a cap-weighted benchmark we use as a proxy for the broad mid- cap U.S. stock market. Compared with the Russell Midcap Index, our approach generally results in the fund maintaining greater allocations to securities with smaller total market capitalizations in the mid cap portion of the market. This approach also maintains greater allocations to securities with a favorable combination of lower relative prices (in relation to book value) and higher profitability.

The fund's greater emphasis on stocks with higher profitability contributed positively to relative performance, as higher-profitability stocks generally outperformed lower-profitability stocks. The fund's greater emphasis on mid caps with smaller market capitalizations contributed positively to relative performance, as those stocks outperformed larger mid caps for the period. Conversely, the fund's greater emphasis on low relative price (value) stocks detracted from relative performance, as value stocks underperformed high relative price (growth) stocks.

Compared with the Russell Midcap Index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. The fund's largest absolute sector exposures were to the industrials, financials, and information technology sectors. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in KLA-Tencor Corp. and Macy's, Inc. and decreased weights in Lam Research Corp. and Fiserv, Inc. (both of which were closed during the period).

JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF (JHMT)

On a NAV basis, the fund underperformed the Russell 1000 Technology Index, a cap-weighted benchmark we use as a proxy for the information technology sector of the U.S. stock market. The fund's greater emphasis on low relative price (value) stocks detracted from relative performance, as value stocks underperformed high relative price (growth) for the period. Conversely, while mid caps generally underperformed in the broad U.S. market, mid caps outperformed in the technology sector. Consequently, the fund's greater emphasis on stocks with relatively smaller total market capitalizations contributed positively to relative performance. Issuer capping also had a positive impact on relative performance.

Compared with the Russell Technology Index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, its largest industry exposure was to software. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in KLA-Tencor Corp. and Broadcom, Inc. and decreased weights in Lam Research Corp. and Microsoft Corp.

JOHN HANCOCK MULTIFACTOR UTILITIES ETF (JHMU)

On a NAV basis, the fund outperformed the Russell 1000 Utilities Index, a cap-weighted benchmark we use as a proxy for the utilities sector of the U.S. stock market. The fund holds companies involved in the provision of gas, electric, and water power, as well as energy trading or the provision of related infrastructure or services. The fund excludes stocks within telecommunications services, a sector that is included in the benchmark. The fund's lack of exposure to telecommunications securities contributed positively to relative performance, as those stocks generally underperformed for the period. While mid caps generally underperformed in the broad U.S. market, mid caps outperformed in the utilities sector. Consequently, the fund's greater emphasis on stocks with relatively smaller total

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       7

market capitalizations contributed positively to relative performance. Conversely, the fund's greater emphasis on low relative price (value) stocks detracted from relative performance, as value stocks underperformed high relative price (growth) stocks for the period.

Compared with the Russell 1000 Utilities Index, the fund ended the period with greater weights in stocks with lower relative prices, smaller market capitalizations, and higher profitability. In absolute terms, the fund's largest industry exposure was to electric utilities. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition for the period included increased weights in ONEOK, Inc. and Vistra Energy Corp and decreased weights in PPL Corp. and Dominion Energy, Inc.

A note about risks
Large company stocks could fall out of favor. The stock prices of midsize companies can change more frequently and dramatically than those of large companies. Value stocks may underperform other segments of the market. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Investments focused in one sector or industry may fluctuate more dramatically than investments in a wider variety of sectors or industries. Certain of the funds are nondiversified and may invest in a small number of issuers. Exchange-traded fund shares are bought and sold through exchange trading at market price (not NAV), and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and the fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual market conditions. Errors in the construction or calculation of the fund's index may occur from time to time, which may cause tracking error. Brokerage commissions will reduce returns. There can be no assurance that active trading markets for the shares will develop or be maintained by market makers or authorized participants. Please see the fund's prospectus for additional risks.

A note about the performance shown on the following pages
Market performance is determined using the bid/ask midpoint at 4 P.M. Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day. The NAV is calculated by dividing the total value of all the securities in the fund's portfolio plus cash, interest, receivables, and other assets, minus any liabilities, by the number of fund shares outstanding.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf.

MANAGED BY

Lukas J. Smart, CFA On the funds since inception Investing since 2003
Joel P. Schneider On the funds since inception Investing since 2011

The views expressed in this report are exclusively those of Lukas J. Smart, CFA, Dimensional Fund Advisors and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share. A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share. Actual performance data provided for any MSCI IMI indexes in the market performance commentary are net dividends.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       8

Multifactor Consumer Discretionary ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	10.37	9.49	26.49
Market price	10.10	9.50	26.52
John Hancock Dimensional Consumer Discretionary Index[2]	10.86	10.02	28.07
Russell 1000 Consumer Discretionary Index[3]	16.01	14.59	42.32

INDUSTRY COMPOSITION (%)

Hotels, restaurants and leisure	18.3
Specialty retail	18.2
Media	17.0
Internet and direct marketing retail	11.1
Textiles, apparel and luxury goods	7.1
Multiline retail	7.0
Household durables	5.8
Auto components	5.7
Automobiles	4.6
Diversified consumer services	1.8
Other	3.4
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Consumer Discretionary ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Amazon.com, Inc.	6.3
The Home Depot, Inc.	4.0
Comcast Corp., Class A	3.3
The Walt Disney Company	2.8
McDonald's Corp.	2.0
The TJX Companies, Inc.	1.9
General Motors Company	1.9
Dollar General Corp.	1.8
Starbucks Corp.	1.8
NIKE, Inc., Class B	1.8
TOTAL	27.6

The value of a $10,000 investment calculated at market value from inception through period end would be $12,652.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-28-15.
2	The John Hancock Dimensional Consumer Discretionary Index is designed to comprise securities in the consumer discretionary sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The consumer discretionary sector is composed of companies in areas such as restaurants, media, consumer retail, leisure equipment and products, hotels, apparel, automobiles, and consumer durable goods. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Consumer Discretionary Index comprises securities classified in the consumer discretionary sector of the Russell 1000 Index.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.07
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       9

Multifactor Consumer Staples ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	-2.67	2.13	4.50
Market price	-2.65	2.14	4.54
John Hancock Dimensional Consumer Staples Index[2]	-2.18	2.62	5.56
Russell 1000 Consumer Staples Index[3]	-9.49	-0.86	-1.79

INDUSTRY COMPOSITION (%)

Food products	28.6
Food and staples retailing	24.0
Beverages	22.4
Household products	12.5
Tobacco	8.7
Personal products	3.7
Short-term investments and other	0.1
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Consumer Staples ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

The Coca-Cola Company	6.3
Walmart, Inc.	6.2
PepsiCo, Inc.	5.8
The Procter & Gamble Company	4.9
Altria Group, Inc.	4.7
Costco Wholesale Corp.	4.4
Philip Morris International, Inc.	4.0
The Kroger Company	3.9
General Mills, Inc.	3.6
CVS Health Corp.	3.4
TOTAL	47.2

The value of a $10,000 investment calculated at market value from inception through period end would be $10,454.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 3-28-16.
2	The John Hancock Dimensional Consumer Staples Index is designed to comprise securities in the consumer staples sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The consumer staples sector is composed of companies involved in areas such as the production, manufacture, distribution or sale of food, beverages, tobacco, household goods, or personal products. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Consumer Staples Index comprises securities classified in the consumer staples sector of the Russell 1000 Index.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.18
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       10

Multifactor Developed International ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1 year	Since fund inception[1]	Since fund inception[1]
Net asset value	15.64	18.09	25.69
Market price	14.75	18.11	25.72
John Hancock Dimensional Developed International Index[2]	16.52	19.07	27.13
MSCI EAFE (Gross) Index[3]	15.07	18.31	26.01

SECTOR COMPOSITION (%)

Financials	19.2
Industrials	16.7
Consumer discretionary	14.4
Materials	10.3
Consumer staples	8.3
Health care	7.4
Energy	5.1
Information technology	4.9
Telecommunication services	4.8
Utilities	4.3
Other	4.6
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Developed International ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

BP PLC	1.1
Nestle SA	1.0
HSBC Holdings PLC	0.9
Toyota Motor Corp.	0.8
Novartis AG	0.8
TOTAL SA	0.7
Daimler AG	0.7
Nippon Telegraph & Telephone Corp.	0.7
Royal Dutch Shell PLC, A Shares	0.7
Roche Holding AG	0.7
TOTAL	8.1

The value of a $10,000 investment calculated at market value from inception through period end would be $12,572.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 12-15-16.
2	The John Hancock Dimensional Developed International Index is designed to comprise securities of stocks in developed markets outside of the United States and Canada. The index is reconstituted and rebalanced on a semiannual basis.
3	The MSCI Europe, Australasia, and Far East (EAFE) Index (gross of foreign withholding tax on dividends) comprises securities of publicly traded large- and mid-cap stocks of companies in those regions.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.68
Net (%)	0.45

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       11

Multifactor Energy ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	16.69	13.06	29.29
Market price	16.54	13.08	29.34
John Hancock Dimensional Energy Index[2]	17.26	13.61	30.62
Russell 1000 Energy Index[3]	12.68	10.98	24.36

INDUSTRY COMPOSITION (%)

Oil, gas and consumable fuels	84.1
Energy equipment and services	13.5
Electric utilities	1.5
Semiconductors and semiconductor equipment	0.8
Short-term investments and other	0.1
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Energy ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Chevron Corp.	5.9
Exxon Mobil Corp.	5.4
Occidental Petroleum Corp.	4.8
Andeavor	4.7
Valero Energy Corp.	4.6
Halliburton Company	4.1
Pioneer Natural Resources Company	3.7
Concho Resources, Inc.	3.3
EOG Resources, Inc.	3.2
Kinder Morgan, Inc.	3.2
TOTAL	42.9

The value of a $10,000 investment calculated at market value from inception through period end would be $12,934.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 3-28-16.
2	The John Hancock Dimensional Energy Index is designed to comprise securities in the energy sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The index is reconstituted and rebalanced on a semiannual basis. The energy sector is composed of companies involved in areas such as the production, distribution, or sale of alternative fuels, coal, electricity, natural gas, nuclear power, oil, and other forms of energy. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Energy Index comprises securities classified in the energy sector of the Russell 1000 Index.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.15
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       12

Multifactor Financials ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	18.33	17.35	51.40
Market price	18.42	17.38	51.50
John Hancock Dimensional Financials Index[2]	18.95	17.93	53.34
Russell 1000 Financial Services Index[3]	17.03	16.35	48.05

INDUSTRY COMPOSITION (%)

Banks	34.3
Insurance	23.2
Capital markets	21.6
Consumer finance	6.8
IT services	6.7
Diversified financial services	4.7
Professional services	1.2
Thrifts and mortgage finance	0.8
Media	0.5
Internet software and services	0.2
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Financials ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

JPMorgan Chase & Co.	3.9
Berkshire Hathaway, Inc., Class B	3.8
Bank of America Corp.	3.8
Wells Fargo & Company	3.6
Visa, Inc., Class A	3.5
Citigroup, Inc.	3.1
Mastercard, Inc., Class A	2.6
The Goldman Sachs Group, Inc.	1.6
Capital One Financial Corp.	1.5
Fifth Third Bancorp	1.5
TOTAL	28.9

The value of a $10,000 investment calculated at market value from inception through period end would be $15,150.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-28-15.
2	The John Hancock Dimensional Financials Index is designed to comprise securities in the financials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The financials sector is composed of companies in areas such as banking, savings and loans, insurance, consumer finance, investment brokerage, asset management, or other diverse financial services. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Financial Services Index comprises securities classified in the financial services sector of the Russell 1000 Index.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.99
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       13

Multifactor Healthcare ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	10.04	9.68	27.05
Market price	9.90	9.70	27.12
John Hancock Dimensional Healthcare Index[2]	10.61	10.21	28.64
Russell 1000 Health Care Index[3]	10.73	9.88	27.64

INDUSTRY COMPOSITION (%)

Health care providers and services	28.4
Pharmaceuticals	23.3
Health care equipment and supplies	22.9
Biotechnology	19.6
Life sciences tools and services	5.8
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Healthcare ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Johnson & Johnson	5.9
UnitedHealth Group, Inc.	5.3
Pfizer, Inc.	5.2
Amgen, Inc.	3.6
Merck & Company, Inc.	3.2
AbbVie, Inc.	3.2
Gilead Sciences, Inc.	2.7
Medtronic PLC	2.3
Express Scripts Holding Company	2.2
Cardinal Health, Inc.	2.1
TOTAL	35.7

The value of a $10,000 investment calculated at market value from inception through period end would be $12,712.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-28-15.
2	The John Hancock Dimensional Healthcare Index is designed to comprise securities in the healthcare sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The healthcare sector is composed of companies in areas such as the manufacture of healthcare equipment and supplies, biotechnology, home or long-term healthcare facilities, hospitals, pharmaceuticals, or the provision of basic healthcare services. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Health Care Index comprises securities classified in the health care sector of the Russell 1000 Index.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.06
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       14

Multifactor Industrials ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	12.04	16.45	37.54
Market price	12.24	16.47	37.59
John Hancock Dimensional Industrials Index[2]	12.62	17.04	39.00
Russell 1000 Producer Durables Index[3]	10.72	15.54	35.30

INDUSTRY COMPOSITION (%)

Machinery	16.7
Aerospace and defense	13.8
IT services	12.1
Road and rail	6.7
Industrial conglomerates	6.3
Electronic equipment, instruments and components	5.8
Airlines	5.4
Electrical equipment	4.4
Air freight and logistics	4.1
Containers and packaging	4.1
Other	20.6
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Industrials ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

The Boeing Company	2.5
Union Pacific Corp.	1.9
3M Company	1.7
General Electric Company	1.6
Honeywell International, Inc.	1.6
United Technologies Corp.	1.5
Accenture PLC, Class A	1.4
Caterpillar, Inc.	1.4
United Continental Holdings, Inc.	1.3
CSX Corp.	1.3
TOTAL	16.2

The value of a $10,000 investment calculated at market value from inception through period end would be $13,759.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 3-28-16.
2	The John Hancock Dimensional Industrials Index is designed to comprise securities in the industrials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The industrials sector is composed of companies involved in areas such as aerospace and defense, construction and engineering, machinery, building products and equipment, road/rail/air/marine transportation and infrastructure, industrial trading and distribution, and related services. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Producer Durables Index comprises securities classified in the industrials sector of the Russell 1000 Index.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.12
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       15

Multifactor Large Cap ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	12.69	14.69	42.67
Market price	12.67	14.70	42.68
John Hancock Dimensional Large Cap Index[2]	13.07	15.07	43.88
Russell 1000 Index[3]	13.17	15.00	43.67

SECTOR COMPOSITION (%)

Information technology	21.7
Financials	15.2
Consumer discretionary	13.4
Industrials	12.6
Health care	12.3
Consumer staples	6.5
Energy	5.6
Utilities	4.2
Materials	4.0
Real estate	3.2
Telecommunication services	1.3
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Large Cap ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Apple, Inc.	2.7
Microsoft Corp.	1.8
Amazon.com, Inc.	1.4
Alphabet, Inc., Class A	1.3
JPMorgan Chase & Co.	1.1
Exxon Mobil Corp.	1.0
Berkshire Hathaway, Inc., Class B	1.0
Johnson & Johnson	0.9
Intel Corp.	0.9
Facebook, Inc., Class A	0.8
TOTAL	12.9

The value of a $10,000 investment calculated at market value from inception through period end would be $14,268.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-28-15.
2	The John Hancock Dimensional Large Cap Index is designed to comprise a subset of securities in the U.S. universe issued by companies whose market capitalizations are larger than that of the 801st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Index comprises 1000 publicly-traded large-cap companies in the United States.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.45
Net (%)	0.35

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       16

Multifactor Materials ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	11.62	17.16	39.31
Market price	11.39	17.18	39.35
John Hancock Dimensional Materials Index[2]	12.10	17.70	40.66
Russell 1000 Materials and Processing Index[3]	9.15	14.95	33.85

INDUSTRY COMPOSITION (%)

Chemicals	64.2
Metals and mining	25.1
Containers and packaging	6.7
Aerospace and defense	1.7
Oil, gas and consumable fuels	0.8
Semiconductors and semiconductor equipment	0.8
Trading companies and distributors	0.7
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Materials ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

DowDuPont, Inc.	5.5
PPG Industries, Inc.	5.4
Monsanto Company	5.3
Nucor Corp.	5.2
Freeport-McMoRan, Inc.	5.1
International Paper Company	4.7
Praxair, Inc.	4.7
Newmont Mining Corp.	4.7
LyondellBasell Industries NV, Class A	4.6
Eastman Chemical Company	4.0
TOTAL	49.2

The value of a $10,000 investment calculated at market value from inception through period end would be $13,935.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 3-28-16.
2	The John Hancock Dimensional Materials Index is designed to comprise securities in the materials sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. Stocks that compose the index include those that may be considered medium or smaller capitalization company stocks. The materials sector is composed of companies involved in areas such as chemicals, metals, paper products, containers and packaging, and construction materials. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Materials and Processing Index comprises securities classified in the materials sector of the Russell 1000 Index.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.15
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       17

Multifactor Mid Cap ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	12.11	13.72	39.54
Market price	12.16	13.74	39.62
John Hancock Dimensional Mid Cap Index[2]	12.60	14.23	41.18
Russell Midcap Index[3]	11.17	12.98	37.22

SECTOR COMPOSITION (%)

Information technology	18.3
Industrials	16.8
Financials	16.2
Consumer discretionary	13.2
Health care	9.9
Materials	6.5
Real estate	5.6
Utilities	5.5
Energy	4.1
Consumer staples	3.5
Other	0.4
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Mid Cap ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Fifth Third Bancorp	0.5
Western Digital Corp.	0.5
NetApp, Inc.	0.4
Amphenol Corp., Class A	0.4
United Continental Holdings, Inc.	0.4
Regions Financial Corp.	0.4
Centene Corp.	0.4
Parker-Hannifin Corp.	0.4
Harris Corp.	0.4
Edwards Lifesciences Corp.	0.4
TOTAL	4.2

The value of a $10,000 investment calculated at market value from inception through period end would be $13,962.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-28-15.
2	The John Hancock Dimensional Mid Cap Index is designed to comprise a subset of securities in the U.S. universe issued by companies whose market capitalizations are between the 200th and 951st largest U.S. companies at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell Midcap Index comprises approximately 800 publicly-traded mid-cap companies in the United States.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	0.61
Net (%)	0.45

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       18

Multifactor Technology ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	23.02	24.32	75.79
Market price	23.02	24.33	75.84
John Hancock Dimensional Technology Index[2]	23.64	24.85	77.77
Russell 1000 Technology Index[3]	23.31	24.39	76.08

INDUSTRY COMPOSITION (%)

Software	27.5
Semiconductors and semiconductor equipment	24.7
Internet software and services	16.5
Technology hardware, storage and peripherals	10.9
Communications equipment	8.0
IT services	7.0
Electronic equipment, instruments and components	2.3
Health care technology	1.5
Aerospace and defense	1.1
Household durables	0.4
Health care providers and services	0.1
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Technology ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Microsoft Corp.	6.2
Facebook, Inc., Class A	5.7
Apple, Inc.	5.6
Intel Corp.	5.5
Alphabet, Inc., Class A	4.6
Cisco Systems, Inc.	4.1
Oracle Corp.	2.7
IBM Corp.	2.3
Micron Technology, Inc.	2.0
NVIDIA Corp.	1.7
TOTAL	40.4

The value of a $10,000 investment calculated at market value from inception through period end would be $17,584.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 9-28-15.
2	The John Hancock Dimensional Technology Index is designed to comprise securities in the technology sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The technology sector is composed of companies in areas such as the creation, development or provision of software, hardware, internet services, database management, information technology consulting and services, data processing, or semi-conductors. The U.S. universe is defined as a free float-adjusted market-capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Technology Index comprises securities classified in the technology sector of the Russell 1000 Index.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.00
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       19

Multifactor Utilities ETF

AVERAGE ANNUAL TOTAL RETURNS (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since fund inception[1]	Since fund inception[1]
Net asset value	4.14	6.78	14.71
Market price	4.20	6.81	14.78
John Hancock Dimensional Utilities Index[2]	4.69	7.37	16.04
Russell 1000 Utilities Index[3]	1.08	3.63	7.75

INDUSTRY COMPOSITION (%)

Electric utilities	54.0
Multi-utilities	31.2
Gas utilities	4.7
Independent power and renewable electricity producers	4.2
Oil, gas and consumable fuels	3.2
Water utilities	2.7
TOTAL	100.0
As a percentage of net assets.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Utilities ETF for the period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

TOP TEN HOLDINGS4 (%)

Duke Energy Corp.	5.5
NextEra Energy, Inc.	5.4
Exelon Corp.	5.3
Xcel Energy, Inc.	5.1
Consolidated Edison, Inc.	4.8
Public Service Enterprise Group, Inc.	4.7
Edison International	4.4
American Electric Power Company, Inc.	3.6
The Southern Company	3.5
Eversource Energy	3.3
TOTAL	45.6

The value of a $10,000 investment calculated at market value from inception through period end would be $11,478.

The chart and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.

It is not possible to invest directly in an index. Unlike an index, the fund's total returns are reduced by operating expenses and management fees.

1	From 3-28-16.
2	The John Hancock Dimensional Utilities Index is designed to comprise securities in the utilities sector within the U.S. universe whose market capitalizations are larger than that of the 1001st largest U.S. company at the time of reconstitution. The index is reconstituted and rebalanced on a semiannual basis. The utilities sector is composed of companies involved in areas such as the provision of gas, electric, and water power, energy trading, or the provision of related infrastructure services. The U.S. universe is defined as a free float-adjusted market capitalization-weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (NYSE), NYSE MKT LLC, NASDAQ Global Market, or such other securities exchanges deemed appropriate in accordance with the rules-based methodology that is maintained by Dimensional Fund Advisors LP.
3	The Russell 1000 Utilities Index comprises securities classified in the utilities sector of the Russell 1000 Index.
4	Listed holdings are a portion of the fund's total and may change at any time. They are not recommendations to buy or sell any security. Data is expressed as a percentage of net assets and excludes cash and cash equivalents.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.18
Net (%)	0.50

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       20

Premium/discount analysis

ETF shares are bought and sold through exchange trading at market price—not net asset value (NAV)—and are not individually redeemed from the fund. Due to various factors, shares may trade at a premium or discount to their NAV in the secondary market, and as a result you may pay more than NAV when you buy shares and receive less than NAV when you sell shares. Additionally, due to various factors, a fund's holdings and returns may deviate from those of its index. These variations may be greater when markets are volatile or subject to unusual conditions.

A premium exists when the closing market price is trading above NAV, while a discount indicates that the closing market price is trading below NAV. The differences are expressed as basis points, with one basis point equaling 1/100 of 1%.

The chart below presents information about the differences between each fund's daily closing market price and the fund's NAV. The closing market price is determined using the bid/ask midpoint as reported on the NYSE Arca, Inc., at 4 P.M. Eastern time, when the NAV is typically calculated.

Data presented represents past performance and cannot be used to predict future results.

PERIOD ENDED APRIL 30, 2018

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
Multifactor Consumer Discretionary ETF
0 - < 25	95	37.70%	145	57.54%
25 - < 50	0	0.00%	9	3.57%
50 - < 75	0	0.00%	3	1.19%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	95	37.70%	157	62.30%
Multifactor Consumer Staples ETF
0 - < 25	85	33.73%	160	63.48%
25 - < 50	1	0.40%	3	1.19%
50 - < 75	0	0.00%	1	0.40%
75 - < 100	0	0.00%	1	0.40%
100 or Above	0	0.00%	1	0.40%
Total	86	34.13%	166	65.87%
Multifactor Developed International ETF
0 - < 25	10	3.97%	11	4.37%
25 - < 50	4	1.59%	54	21.43%
50 - < 75	2	0.79%	84	33.33%
75 - < 100	0	0.00%	57	22.62%
100 or Above	2	0.79%	28	11.11%
Total	18	7.14%	234	92.86%
Multifactor Energy ETF
0 - < 25	94	37.30%	157	62.30%
25 - < 50	0	0.00%	1	0.40%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	94	37.30%	158	62.70%
Multifactor Financials ETF
0 - < 25	75	29.76%	177	70.24%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	75	29.76%	177	70.24%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       21

PERIOD ENDED APRIL 30, 2018

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
Multifactor Healthcare ETF
0 - < 25	80	31.75%	171	67.85%
25 - < 50	0	0.00%	1	0.40%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	80	31.75%	172	68.25%
Multifactor Industrials ETF
0 - < 25	122	48.41%	126	50.00%
25 - < 50	4	1.59%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	126	50.00%	126	50.00%
Multifactor Large Cap ETF
0 - < 25	80	31.75%	172	68.25%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	80	31.75%	172	68.25%
Multifactor Materials ETF
0 - < 25	118	46.83%	134	53.17%
25 - < 50	0	0.00%	0	0.00%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	118	46.83%	134	53.17%
Multifactor Mid Cap ETF
0 - < 25	56	22.22%	192	76.19%
25 - < 50	0	0.00%	4	1.59%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	56	22.22%	196	77.78%
Multifactor Small Cap ETF
0 - < 25	40	33.61%	78	65.55%
25 - < 50	0	0.00%	1	0.84%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	40	33.61%	79	66.39%
Multifactor Technology ETF
0 - < 25	67	26.59%	184	73.01%
25 - < 50	0	0.00%	1	0.40%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	0	0.00%	0	0.00%
100 or Above	0	0.00%	0	0.00%
Total	67	26.59%	185	73.41%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       22

PERIOD ENDED APRIL 30, 2018

	Closing price below NAV		Closing price above or equal to NAV
Basis point differential	Number of days	% of Total days	Number of days	% of Total days
Multifactor Utilities ETF
0 - < 25	100	39.68%	148	58.73%
25 - < 50	0	0.00%	2	0.79%
50 - < 75	0	0.00%	0	0.00%
75 - < 100	1	0.40%	0	0.00%
100 or Above	0	0.00%	1	0.40%
Total	101	40.08%	151	59.92%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       23

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in a fund so you can compare these costs with the ongoing costs of investing in other funds.

Understanding fund expenses

As a shareholder of a fund, you incur two types of costs:

•	Transaction costs, which may include creation and redemption fees and brokerage charges.
•	Ongoing operating expenses, including management fees and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line in the table on the following page is intended to provide information about a fund's actual ongoing operating expenses, and is based on the fund's actual NAV return. It assumes an account value of $1,000.00 on November 1, 2017, with the same investment held until April 30, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2018, by $1,000.00, then multiply it by the "expenses paid" from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line in the table on the following page allows you to compare a fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2017, with the same investment held until April 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs. A fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       24

SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2017	Ending value on 4-30-2018	Expenses paid during period ended 4-30-2018[1]	Annualized expense ratio
Multifactor Consumer Discretionary ETF
Actual expenses/actual returns	$1,000.00	$1,088.40	$2.59	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%
Multifactor Consumer Staples ETF
Actual expenses/actual returns	$1,000.00	$998.00	$2.48	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%
Multifactor Developed International ETF
Actual expenses/actual returns	$1,000.00	$1,039.60	$2.28	0.45%
Hypothetical example for comparison purposes	1,000.00	1,022.60	2.26	0.45%
Multifactor Energy ETF
Actual expenses/actual returns	$1,000.00	$1,156.30	$2.67	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%
Multifactor Financials ETF
Actual expenses/actual returns	$1,000.00	$1,053.90	$2.55	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%
Multifactor Healthcare ETF
Actual expenses/actual returns	$1,000.00	$1,033.20	$2.52	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%
Multifactor Industrials ETF
Actual expenses/actual returns	$1,000.00	$1,009.20	$2.49	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%
Multifactor Large Cap ETF
Actual expenses/actual returns	$1,000.00	$1,037.90	$1.77	0.35%
Hypothetical example for comparison purposes	1,000.00	1,023.10	1.76	0.35%
Multifactor Materials ETF
Actual expenses/actual returns	$1,000.00	$1,002.70	$2.48	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%
Multifactor Mid Cap ETF
Actual expenses/actual returns	$1,000.00	$1,040.00	$2.28	0.45%
Hypothetical example for comparison purposes	1,000.00	1,022.60	2.26	0.45%
Multifactor Small Cap ETF
Actual expenses/actual returns[2]	$1,000.00	$1,027.70	$2.39	0.51%
Hypothetical example for comparison purposes	1,000.00	1,022.94	2.52	0.51%
Multifactor Technology ETF
Actual expenses/actual returns	$1,000.00	$1,051.00	$2.54	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%
Multifactor Utilities ETF
Actual expenses/actual returns	$1,000.00	$964.90	$2.44	0.50%
Hypothetical example for comparison purposes	1,000.00	1,022.30	2.51	0.50%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
[2]	The inception date for the fund is 11-8-17. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 172/365 (to reflect the period).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       25

Funds' investments
MULTIFACTOR CONSUMER DISCRETIONARY ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$46,553,036
(Cost $43,264,676)
Consumer discretionary – 99.9%		46,553,036
Auto components – 5.7%
Adient PLC (A)	2,318	142,070
Aptiv PLC	8,434	713,348
Autoliv, Inc.	2,318	310,728
BorgWarner, Inc.	6,444	315,369
Dana, Inc.	4,074	96,676
Delphi Technologies PLC	3,110	150,555
Gentex Corp.	8,058	183,239
Lear Corp.	2,393	447,419
The Goodyear Tire & Rubber Company	8,919	223,956
Visteon Corp. (B)	517	64,335
Automobiles – 4.6%
Ford Motor Company	56,743	637,791
General Motors Company	23,484	862,802
Harley-Davidson, Inc.	5,663	232,919
Tesla, Inc. (A)(B)	857	251,872
Thor Industries, Inc.	1,594	169,187
Distributors – 1.7%
Genuine Parts Company	3,968	350,454
LKQ Corp. (B)	8,271	256,566
Pool Corp.	1,200	166,572
Diversified consumer services – 1.8%
Bright Horizons Family Solutions, Inc. (B)	1,283	121,731
Grand Canyon Education, Inc. (B)	991	103,054
H&R Block, Inc.	5,572	154,066
Service Corp. International	6,341	231,510
ServiceMaster Global Holdings, Inc. (B)	4,251	215,101
Weight Watchers International, Inc. (B)	440	30,822
Hotels, restaurants and leisure – 18.3%
Aramark	8,083	302,223
Boyd Gaming Corp.	1,768	58,715
Caesars Entertainment Corp. (B)	2,125	24,119
Carnival Corp.	4,952	312,273
Chipotle Mexican Grill, Inc. (A)(B)	576	243,838
Choice Hotels International, Inc.	560	44,828
Cracker Barrel Old Country Store, Inc. (A)	720	118,505
Darden Restaurants, Inc.	3,434	318,881
Domino's Pizza, Inc.	999	241,488
Dunkin' Brands Group, Inc. (A)	2,434	148,377
Extended Stay America, Inc.	4,091	80,102
Hilton Grand Vacations, Inc. (B)	2,341	100,663
Hilton Worldwide Holdings, Inc.	5,923	466,969
Hyatt Hotels Corp., Class A	1,028	79,022
International Game Technology PLC	3,086	87,241
Las Vegas Sands Corp.	6,681	489,918
Marriott International, Inc., Class A	4,209	575,286
McDonald's Corp.	5,496	920,250
MGM Resorts International	13,799	433,565
MULTIFACTOR CONSUMER DISCRETIONARY ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Norwegian Cruise Line Holdings, Ltd. (B)	5,068	$270,986
Red Rock Resorts, Inc., Class A	1,890	57,059
Royal Caribbean Cruises, Ltd.	3,956	428,000
Scientific Games Corp. (B)	580	30,914
Six Flags Entertainment Corp. (A)	2,033	128,567
Starbucks Corp.	14,394	828,663
Texas Roadhouse, Inc.	1,427	91,442
The Wendy's Company	5,042	84,403
Vail Resorts, Inc.	970	222,431
Wyndham Worldwide Corp.	3,468	396,080
Wynn Resorts, Ltd.	2,049	381,503
Yum! Brands, Inc.	6,278	546,814
Household durables – 5.8%
D.R. Horton, Inc.	9,102	401,762
Leggett & Platt, Inc.	3,627	147,075
Lennar Corp., A Shares	7,155	378,428
Lennar Corp., B Shares	372	15,881
Mohawk Industries, Inc. (B)	1,558	326,993
Newell Brands, Inc.	11,567	319,596
NVR, Inc. (B)	111	344,100
PulteGroup, Inc.	7,766	235,776
Roku, Inc. (B)	183	5,955
Toll Brothers, Inc.	3,853	162,442
Whirlpool Corp.	2,260	350,187
Internet and direct marketing retail – 11.1%
Amazon.com, Inc. (B)	1,878	2,941,192
Booking Holdings, Inc. (B)	376	818,928
Expedia Group, Inc.	2,764	318,247
Netflix, Inc. (B)	2,226	695,536
Qurate Retail Group, Inc. QVC Group, Class A (B)	12,352	289,160
TripAdvisor, Inc. (A)(B)	2,537	94,935
Wayfair, Inc., Class A (A)(B)	536	33,393
Leisure products – 1.6%
Brunswick Corp.	2,505	149,999
Hasbro, Inc.	3,147	277,219
Mattel, Inc. (A)	8,193	121,256
Polaris Industries, Inc. (A)	1,872	196,223
Media – 17.0%
Cable One, Inc.	145	92,092
CBS Corp., Class B	9,823	483,292
Charter Communications, Inc., Class A (B)	1,818	493,205
Cinemark Holdings, Inc.	3,503	137,213
Comcast Corp., Class A	48,949	1,536,509
Discovery, Inc., Series A (A)(B)	5,516	130,453
Discovery, Inc., Series C (B)	4,932	109,589
DISH Network Corp., Class A (B)	5,149	172,749
Liberty Media Corp.-Liberty Formula One, Series A (A)(B)	504	14,167
26	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR CONSUMER DISCRETIONARY ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Media (continued)
Liberty Media Corp.-Liberty Formula One, Series C (B)	4,992	$147,364
Liberty Media Corp.-Liberty SiriusXM, Series A (B)	3,245	135,544
Lions Gate Entertainment Corp., Class A	1,298	32,307
Lions Gate Entertainment Corp., Class B	2,589	59,599
Live Nation Entertainment, Inc. (B)	3,918	154,643
News Corp., Class A	9,802	156,636
News Corp., Class B	3,038	49,368
Omnicom Group, Inc.	7,860	578,968
Sirius XM Holdings, Inc. (A)	35,243	223,088
The Interpublic Group of Companies, Inc.	11,971	282,396
The Madison Square Garden Company, Class A (B)	542	131,717
The New York Times Company, Class A	2,291	53,724
The Walt Disney Company	12,993	1,303,589
Time Warner, Inc.	6,378	604,634
Twenty-First Century Fox, Inc., Class A	8,668	316,902
Twenty-First Century Fox, Inc., Class B	3,994	144,064
Viacom, Inc., Class A	241	8,568
Viacom, Inc., Class B	12,187	367,560
Multiline retail – 7.0%
Dollar General Corp.	8,628	832,861
Dollar Tree, Inc. (B)	7,478	717,065
Kohl's Corp.	6,294	390,983
Macy's, Inc.	12,326	382,969
Nordstrom, Inc. (A)	4,486	226,812
Target Corp.	10,064	730,646
Specialty retail – 18.2%
Advance Auto Parts, Inc.	1,914	219,057
AutoNation, Inc. (B)	2,306	106,514
AutoZone, Inc. (B)	554	345,984
Best Buy Company, Inc.	8,371	640,633
Burlington Stores, Inc. (B)	1,700	230,945
Camping World Holdings, Inc., Class A (A)	726	20,785
CarMax, Inc. (A)(B)	5,587	349,188
Foot Locker, Inc.	4,382	188,777
L Brands, Inc.	4,757	166,067
Lowe's Companies, Inc.	9,256	762,972
O'Reilly Automotive, Inc. (B)	2,359	604,069
Penske Automotive Group, Inc.	1,074	48,437
Ross Stores, Inc.	7,480	604,758
The Gap, Inc.	8,434	246,610
The Home Depot, Inc.	10,077	1,862,230
The Michaels Companies, Inc. (B)	2,275	42,361
The TJX Companies, Inc.	10,682	906,368
Tiffany & Company	3,324	341,807
Tractor Supply Company	3,994	271,592
Ulta Beauty, Inc. (B)	1,545	387,656
Williams-Sonoma, Inc. (A)	2,910	139,098
MULTIFACTOR CONSUMER DISCRETIONARY ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods – 7.1%
Carter's, Inc.	1,497	$150,179
Columbia Sportswear Company	708	58,771
Hanesbrands, Inc. (A)	12,503	230,930
Lululemon Athletica, Inc. (B)	2,262	225,748
Michael Kors Holdings, Ltd. (B)	5,093	348,463
NIKE, Inc., Class B	11,979	819,244
PVH Corp.	1,975	315,348
Ralph Lauren Corp.	1,749	192,128
Skechers U.S.A., Inc., Class A (B)	3,020	86,070
Tapestry, Inc.	7,388	397,253
Under Armour, Inc., Class A (A)(B)	2,867	50,918
Under Armour, Inc., Class C (A)(B)	2,887	44,315
VF Corp.	4,661	376,935

SECURITIES LENDING COLLATERAL – 5.8%		$2,691,772
(Cost $2,691,654)
John Hancock Collateral Trust, 1.8834% (C)(D)	269,086	2,691,772

SHORT-TERM INVESTMENTS – 0.2%		$82,850
(Cost $82,850)
Money market funds – 0.2%		82,850
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (C)	82,850	82,850
Total investments (Multifactor Consumer Discretionary ETF) (Cost $46,039,180) 105.9%		$49,327,658
Other assets and liabilities, net (5.9%)		(2,736,617)
Total net assets 100.0%		$46,591,041

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	A portion of this security is on loan as of 4-30-18.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 4-30-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR CONSUMER STAPLES ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$22,298,016
(Cost $23,676,523)
Consumer staples – 99.9%		22,298,016
Beverages – 22.4%
Brown-Forman Corp., Class A	2,269	121,097
Brown-Forman Corp., Class B	6,686	374,683
Constellation Brands, Inc., Class A	2,245	523,377
Dr. Pepper Snapple Group, Inc.	5,415	649,583
Molson Coors Brewing Company, Class B	5,089	362,540
Monster Beverage Corp. (A)	4,661	256,355
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	27

MULTIFACTOR CONSUMER STAPLES ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Beverages (continued)
National Beverage Corp.	288	$25,448
PepsiCo, Inc.	12,795	1,291,527
The Coca-Cola Company	32,487	1,403,763
Food and staples retailing – 24.0%
Casey's General Stores, Inc. (B)	1,471	142,099
Costco Wholesale Corp.	5,008	987,377
CVS Health Corp.	10,773	752,279
Sysco Corp.	7,133	446,098
The Kroger Company	34,419	867,015
US Foods Holding Corp. (A)	7,848	268,245
Walgreens Boots Alliance, Inc.	7,637	507,479
Walmart, Inc.	15,691	1,388,026
Food products – 28.6%
Archer-Daniels-Midland Company	15,174	688,596
Bunge, Ltd.	3,843	277,580
Campbell Soup Company (B)	5,790	236,116
Conagra Brands, Inc.	10,136	375,742
Flowers Foods, Inc.	5,656	127,882
General Mills, Inc.	18,389	804,335
Hormel Foods Corp. (B)	7,650	277,313
Ingredion, Inc.	2,437	295,096
Kellogg Company	7,679	452,293
Lamb Weston Holdings, Inc.	3,056	199,618
McCormick & Company, Inc. (B)	2,780	293,040
Mondelez International, Inc., Class A	13,469	532,026
Pilgrim's Pride Corp. (A)(B)	2,381	51,430
Pinnacle Foods, Inc.	3,066	185,186
Post Holdings, Inc. (A)	1,886	150,069
Seaboard Corp.	10	40,071
The Hain Celestial Group, Inc. (A)	2,733	79,612
The Hershey Company	3,867	355,532
The J.M. Smucker Company	3,083	351,709
The Kraft Heinz Company	5,399	304,396
Tyson Foods, Inc., Class A	4,359	305,566
Household products – 12.5%
Church & Dwight Company, Inc.	7,697	355,601
Colgate-Palmolive Company	6,116	398,947
Kimberly-Clark Corp.	4,699	486,534
Spectrum Brands Holdings, Inc. (B)	745	53,715
The Clorox Company	3,510	411,372
The Procter & Gamble Company	15,073	1,090,381
Personal products – 3.7%
Coty, Inc., Class A (B)	12,956	224,787
Herbalife Nutrition, Ltd. (A)	1,552	164,090
The Estee Lauder Companies, Inc., Class A	2,883	426,943
Tobacco – 8.7%
Altria Group, Inc.	18,522	1,039,269
Philip Morris International, Inc.	10,929	896,178
MULTIFACTOR CONSUMER STAPLES ETF (continued)

	Shares or Principal Amount	Value

SECURITIES LENDING COLLATERAL – 4.6%		$1,014,910
(Cost $1,014,879)
John Hancock Collateral Trust, 1.8834% (C)(D)	101,456	$1,014,910

SHORT-TERM INVESTMENTS – 0.1%		$26,356
(Cost $26,356)
Money market funds – 0.1%		26,356
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (C)	26,356	26,356
Total investments (Multifactor Consumer Staples ETF) (Cost $24,717,758) 104.6%		$23,339,282
Other assets and liabilities, net (4.6%)		(1,030,171)
Total net assets 100.0%		$22,309,111

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 4-30-18.
(C)	The rate shown is the annualized seven-day yield as of 4-30-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR DEVELOPED INTERNATIONAL ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS - 98.6%		$66,535,380
(Cost $62,463,673)
Australia - 6.2%		4,194,307
AGL Energy, Ltd.	1,070	17,551
Amcor, Ltd.	4,666	48,359
AMP, Ltd.	41,233	125,744
APA Group	5,157	32,505
Aristocrat Leisure, Ltd.	2,268	45,916
ASX, Ltd.	1,242	54,967
Aurizon Holdings, Ltd.	20,659	70,175
Australia & New Zealand Banking Group, Ltd.	8,995	182,240
BHP Billiton PLC	9,044	192,332
BHP Billiton, Ltd.	11,855	276,964
BlueScope Steel, Ltd.	5,058	63,036
Boral, Ltd.	8,528	44,289
Brambles, Ltd.	10,239	76,284
Caltex Australia, Ltd.	2,190	51,280
Challenger, Ltd. (A)	1,056	8,609
CIMIC Group, Ltd.	917	31,419
Cochlear, Ltd.	527	77,198
Commonwealth Bank of Australia	5,201	281,963
Computershare, Ltd.	3,898	50,021
Crown Resorts, Ltd.	3,418	33,438
CSL, Ltd.	1,784	229,416
Dexus	3,579	25,638
Fortescue Metals Group, Ltd. (A)	16,244	55,914
Goodman Group	6,529	44,701
28	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Australia (continued)
Insurance Australia Group, Ltd.	9,835	$58,649
LendLease Group	5,821	78,608
Macquarie Group, Ltd.	1,329	109,037
Medibank Pvt., Ltd.	25,628	56,682
Mirvac Group	13,662	23,101
National Australia Bank, Ltd.	7,974	174,255
Newcrest Mining, Ltd.	3,064	48,917
Oil Search, Ltd. (A)	12,969	76,751
Origin Energy, Ltd. (B)	7,362	54,183
Qantas Airways, Ltd.	16,590	72,257
QBE Insurance Group, Ltd.	9,721	73,085
Ramsay Health Care, Ltd.	957	46,731
REA Group, Ltd.	487	29,725
Santos, Ltd. (B)	16,083	74,541
Scentre Group	7,473	22,733
Sonic Healthcare, Ltd.	2,394	42,684
South32, Ltd.	21,192	59,508
Stockland	10,734	33,545
Suncorp Group, Ltd.	5,292	56,005
Sydney Airport (A)	14,589	78,519
Tabcorp Holdings, Ltd.	7,777	25,713
Telstra Corp., Ltd.	49,525	118,881
The GPT Group	7,022	25,655
Transurban Group	3,599	31,514
Treasury Wine Estates, Ltd.	3,086	44,423
Vicinity Centres	10,709	19,724
Wesfarmers, Ltd.	2,427	80,188
Westfield Corp.	3,600	25,001
Westpac Banking Corp.	11,363	245,656
Woodside Petroleum, Ltd. (A)	3,535	85,976
Woolworths Group, Ltd.	4,855	102,101
Austria - 0.2%		151,412
ANDRITZ AG	284	15,290
Erste Group Bank AG	1,223	59,992
OMV AG	411	25,573
Raiffeisen Bank International AG (B)	448	15,156
Telekom Austria AG (B)	308	2,940
Verbund AG	210	6,531
voestalpine AG	491	25,930
Belgium - 1.4%		970,546
Ackermans & van Haaren NV	370	66,966
Ageas	2,463	132,274
Anheuser-Busch InBev SA (A)	2,286	228,468
bpost SA	690	15,148
Colruyt SA	838	47,262
KBC Group NV	1,620	141,707
Proximus SADP	1,505	46,240
Solvay SA	769	107,405
Telenet Group Holding NV (B)	175	10,267
UCB SA (A)	899	68,168
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Belgium (continued)
Umicore SA	1,908	$106,641
Chile - 0.1%		50,131
Antofagasta PLC	3,743	50,131
Denmark - 1.4%		965,147
A.P. Moller - Maersk A/S, Series A	19	29,163
A.P. Moller - Maersk A/S, Series B	17	27,446
Carlsberg A/S, Class B	439	49,220
Chr. Hansen Holding A/S	624	56,788
Coloplast A/S, B Shares	337	28,636
Danske Bank A/S	1,997	69,755
DSV A/S	1,826	145,182
Genmab A/S (B)	241	48,930
H Lundbeck A/S	614	35,745
Novo Nordisk A/S, B Shares	5,559	263,047
Novozymes A/S, B Shares	931	44,009
Orsted A/S (C)	428	28,255
Pandora A/S	459	51,165
Vestas Wind Systems A/S	1,353	87,806
Finland - 1.1%		732,652
Elisa OYJ	1,321	58,606
Fortum OYJ	1,691	39,043
Kesko OYJ, A Shares	51	2,908
Kesko OYJ, B Shares	199	11,709
Kone OYJ, Class B	1,420	70,787
Neste OYJ	543	45,858
Nokia OYJ	13,695	82,367
Nokian Renkaat OYJ	1,084	43,547
Orion OYJ, Class A	163	5,367
Orion OYJ, Class B	897	27,289
Sampo OYJ, A Shares	928	50,174
Stora Enso OYJ, R Shares	5,108	101,428
UPM-Kymmene OYJ	3,633	130,277
Wartsila OYJ ABP	2,968	63,292
France - 10.1%		6,835,780
Accor SA	360	20,386
Aeroports de Paris	212	46,720
Air Liquide SA	1,728	225,583
Airbus SE	1,641	193,111
AXA SA (A)	7,287	208,834
BNP Paribas SA	3,419	264,291
Bouygues SA	4,566	233,078
Capgemini SE	1,049	144,484
Carrefour SA	6,551	134,831
Cie de Saint-Gobain	4,758	250,036
Cie Generale des Etablissements Michelin	2,078	292,615
CNP Assurances (A)	921	23,635
Credit Agricole SA	4,781	78,761
Danone SA	1,759	142,581
Dassault Systemes SA	1,239	160,549
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	29

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
France (continued)
Electricite de France SA	8,495	$119,572
Engie SA	7,701	135,378
Essilor International Cie Generale d'Optique SA	1,277	174,422
Hermes International	77	49,846
Kering	164	95,030
Legrand SA	2,664	207,602
L'Oreal SA	676	162,409
LVMH Moet Hennessy Louis Vuitton SE	999	349,183
Natixis SA	9,109	74,969
Orange SA	17,472	319,072
Pernod Ricard SA	294	48,859
Peugeot SA (A)	10,318	254,560
Publicis Groupe SA	1,902	142,476
Renault SA	2,382	258,553
Safran SA	1,365	160,730
Sanofi (A)	2,906	230,990
Schneider Electric SE	1,153	104,869
Societe Generale SA	3,020	165,854
Sodexo SA	932	92,448
Thales SA	1,008	127,876
TOTAL SA	7,550	477,349
Unibail-Rodamco SE	385	92,520
Valeo SA	1,992	133,429
Vinci SA (A)	2,071	207,931
Vivendi SA (A)	8,710	230,358
Germany - 9.4%		6,315,059
adidas AG	644	158,651
Allianz SE	1,530	363,165
BASF SE	3,219	335,715
Bayer AG	2,513	301,434
Bayerische Motoren Werke AG	2,570	287,126
Beiersdorf AG	658	74,666
Commerzbank AG (B)	7,756	100,361
Continental AG	463	123,738
Covestro AG (C)	1,211	110,554
Daimler AG	5,991	474,110
Deutsche Bank AG	16,670	228,919
Deutsche Boerse AG	645	87,008
Deutsche Lufthansa Ag	4,428	129,307
Deutsche Post AG	2,828	123,346
Deutsche Telekom AG	12,911	226,108
Deutsche Wohnen SE	6,690	316,363
E.ON SE	26,545	290,954
Evonik Industries AG	2,311	82,313
Fresenius Medical Care AG & Company KGaA	1,729	176,059
Fresenius SE & Company KGaA	1,786	136,678
Hannover Rueck SE	569	80,158
HeidelbergCement AG	1,680	164,940
Henkel AG & Company KGaA	195	23,265
Infineon Technologies AG	8,795	226,124
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Germany (continued)
Innogy SE (C)	2,313	$102,085
Linde AG	284	63,153
MAN SE	224	25,846
Merck KGaA	218	21,392
Muenchener Rueckversicherungs-Gesellschaft AG	648	148,714
RWE AG	5,937	142,565
SAP SE	1,642	183,349
Siemens AG	1,941	247,738
Telefonica Deutschland Holding AG	6,556	31,375
thyssenkrupp AG	4,441	115,897
TUI AG	3,957	89,683
Volkswagen AG	237	48,507
Vonovia SE	8,562	430,439
Wirecard AG	233	31,839
Zalando SE (B)(C)	221	11,415
Hong Kong - 3.3%		2,207,389
AIA Group, Ltd.	33,002	297,294
BOC Hong Kong Holdings, Ltd.	15,295	79,610
Cathay Pacific Airways, Ltd.	12,289	19,792
Chow Tai Fook Jewellery Group, Ltd.	14,226	18,416
CK Asset Holdings, Ltd.	10,896	94,476
CK Hutchison Holdings, Ltd.	10,773	127,795
CK Infrastructure Holdings, Ltd.	1,429	11,307
CLP Holdings, Ltd.	8,071	83,813
Dairy Farm International Holdings, Ltd.	1,000	8,420
Galaxy Entertainment Group, Ltd.	8,641	76,410
Hang Lung Properties, Ltd.	20,522	48,741
Hang Seng Bank, Ltd.	1,789	45,499
Henderson Land Development Company, Ltd.	4,733	30,183
HK Electric Investments & HK Electric Investments, Ltd. (C)	38,790	36,080
HKT Trust & HKT, Ltd.	45,337	59,731
Hong Kong & China Gas Company, Ltd.	14,533	30,443
Hong Kong Exchanges & Clearing, Ltd.	4,708	154,289
Hongkong Land Holdings, Ltd.	2,100	15,225
Kingston Financial Group, Ltd. (A)	26,124	13,348
Link REIT	7,526	66,742
MTR Corp., Ltd.	6,740	38,001
New World Development Company, Ltd.	79,071	116,870
NWS Holdings, Ltd.	19,001	37,575
Power Assets Holdings, Ltd.	10,573	78,743
Shangri-La Asia, Ltd.	8,000	15,718
Sino Land Company, Ltd.	39,571	68,471
Sun Hung Kai Properties, Ltd.	5,162	83,400
Swire Pacific, Ltd., Class A	4,365	43,382
Swire Pacific, Ltd., Class B	8,128	13,753
Swire Properties, Ltd.	9,201	32,768
Techtronic Industries Company, Ltd.	12,933	76,462
The Bank of East Asia, Ltd.	17,663	77,870
The Wharf Holdings, Ltd.	7,992	26,731
30	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Hong Kong (continued)
Wharf Real Estate Investment Company, Ltd.	7,992	$60,081
Wheelock & Company, Ltd.	12,075	90,083
Yue Yuen Industrial Holdings, Ltd.	10,488	29,867
Ireland - 0.8%		567,841
AIB Group PLC	914	5,457
Bank of Ireland Group PLC	3,694	33,250
CRH PLC	3,182	113,451
DCC PLC	570	54,956
James Hardie Industries PLC	1,500	26,733
Kerry Group PLC, Class A	609	62,175
Kingspan Group PLC	1,024	46,395
Paddy Power Betfair PLC	444	43,961
Shire PLC	1,654	88,073
Smurfit Kappa Group PLC	2,186	93,390
Israel - 0.3%		170,286
Azrieli Group, Ltd.	53	2,432
Bank Hapoalim BM	3,607	24,722
Bank Leumi Le-Israel BM	8,354	49,457
Bezeq The Israeli Telecommunication Corp., Ltd.	8,325	10,510
Check Point Software Technologies, Ltd. (B)	144	13,897
Elbit Systems, Ltd.	49	5,672
Israel Chemicals, Ltd.	1,472	6,620
Nice, Ltd. (B)	51	4,839
Taro Pharmaceutical Industries, Ltd. (B)	13	1,318
Teva Pharmaceutical Industries, Ltd.	2,783	50,819
Italy - 2.2%		1,506,168
Assicurazioni Generali SpA	3,036	61,404
Atlantia SpA	1,287	42,761
Banca Mediolanum SpA (A)	1,639	13,188
Banco BPM SpA (A)(B)	10,551	38,453
Davide Campari-Milano SpA	3,746	28,151
Enel SpA	22,082	140,547
Eni SpA	9,837	192,538
Ferrari NV	522	64,361
FinecoBank Banca Fineco SpA	1,636	19,576
Intesa Sanpaolo SpA	36,576	139,511
Leonardo SpA	3,557	41,300
Luxottica Group SpA	441	27,579
Mediobanca SpA	7,558	91,909
Moncler SpA	1,160	52,473
Parmalat SpA	1,372	5,006
Pirelli & C SpA (B)(C)	674	5,866
Poste Italiane SpA (C)	3,374	33,044
PRADA SpA (A)	4,398	22,247
Prysmian SpA	1,839	54,169
Recordati SpA	963	34,498
Snam SpA	9,638	46,404
Telecom Italia SpA (A)(B)	136,198	134,638
Terna Rete Elettrica Nazionale SpA	12,402	74,576
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Italy (continued)
UniCredit SpA	5,370	$116,616
UnipolSai Assicurazioni SpA	9,410	25,353
Japan - 25.4%		17,109,347
ABC-Mart, Inc.	200	13,178
Acom Company, Ltd. (A)	2,400	10,879
Aeon Company, Ltd.	6,400	127,942
AEON Financial Service Company, Ltd.	700	16,415
Aisin Seiki Company, Ltd.	1,600	86,854
Ajinomoto Company, Inc.	1,000	18,332
Alps Electric Company, Ltd.	1,800	39,940
ANA Holdings, Inc.	3,400	134,850
Aozora Bank, Ltd.	1,000	40,439
Asahi Glass Company, Ltd.	1,500	62,234
Asahi Group Holdings, Ltd.	1,200	60,710
Asahi Kasei Corp.	13,300	183,228
Astellas Pharma, Inc.	3,700	54,287
Bandai Namco Holdings, Inc.	1,900	64,505
Bridgestone Corp.	4,400	184,525
Brother Industries, Ltd.	2,200	47,368
Calbee, Inc. (A)	1,000	33,722
Canon, Inc.	2,600	90,053
Casio Computer Company, Ltd.	900	13,431
Central Japan Railway Company	900	180,699
Chubu Electric Power Company, Inc.	4,800	75,164
Chugai Pharmaceutical Company, Ltd.	400	21,129
Coca-Cola Bottlers Japan Holdings, Inc.	900	38,739
Concordia Financial Group, Ltd.	10,500	61,124
Dai Nippon Printing Company, Ltd.	3,100	66,802
Daicel Corp.	1,700	19,668
Daifuku Company, Ltd.	700	37,615
Dai-ichi Life Holdings, Inc.	4,400	87,417
Daiichi Sankyo Company, Ltd.	1,100	37,697
Daikin Industries, Ltd.	800	93,617
Daito Trust Construction Company, Ltd.	300	50,048
Daiwa House Industry Company, Ltd.	1,600	58,634
Daiwa Securities Group, Inc.	9,000	55,328
Denso Corp.	1,400	73,643
Dentsu, Inc.	400	18,935
Disco Corp.	200	35,239
Don Quijote Holdings Company, Ltd.	1,200	64,702
East Japan Railway Company	2,400	230,075
Eisai Company, Ltd.	400	26,849
Electric Power Development Company, Ltd.	1,800	48,987
FamilyMart UNY Holdings Company, Ltd. (A)	500	48,572
FANUC Corp.	300	64,592
Fast Retailing Company, Ltd.	200	88,115
Fuji Electric Company, Ltd.	2,000	14,329
FUJIFILM Holdings Corp.	1,800	72,461
Fujitsu, Ltd.	8,000	48,684
Hamamatsu Photonics KK	500	19,283
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	31

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Hankyu Hanshin Holdings, Inc.	3,500	$138,017
Hikari Tsushin, Inc.	100	16,230
Hino Motors, Ltd.	4,700	57,427
Hirose Electric Company, Ltd.	105	14,796
Hisamitsu Pharmaceutical Company, Inc.	200	15,591
Hitachi Chemical Company, Ltd.	1,500	32,981
Hitachi Construction Machinery Company, Ltd.	1,100	40,059
Hitachi High-Technologies Corp.	200	9,340
Hitachi Metals, Ltd.	2,800	32,139
Hitachi, Ltd.	34,000	249,069
Honda Motor Company, Ltd.	6,700	230,650
Hoshizaki Corp.	300	27,882
Hoya Corp.	1,700	91,071
Hulic Company, Ltd.	1,700	18,286
Idemitsu Kosan Company, Ltd.	1,900	74,403
Iida Group Holdings Company, Ltd.	1,400	27,392
Inpex Corp.	4,000	51,268
Isetan Mitsukoshi Holdings, Ltd.	3,800	42,297
Isuzu Motors, Ltd.	3,500	53,544
ITOCHU Corp.	6,200	124,312
Japan Airlines Company, Ltd.	2,100	82,714
Japan Exchange Group, Inc.	4,600	85,337
Japan Post Bank Company, Ltd.	1,200	16,318
Japan Post Holdings Company, Ltd.	1,300	15,801
Japan Post Insurance Company, Ltd.	100	2,460
Japan Real Estate Investment Corp.	5	25,954
Japan Retail Fund Investment Corp.	9	16,861
Japan Tobacco, Inc.	3,600	96,609
JFE Holdings, Inc.	2,200	45,327
JGC Corp.	1,500	36,806
JSR Corp.	800	15,097
JTEKT Corp.	4,800	77,862
JXTG Holdings, Inc.	19,900	129,921
Kajima Corp.	16,000	154,261
Kansai Paint Company, Ltd.	1,000	22,518
Kao Corp.	2,000	143,569
Kawasaki Heavy Industries, Ltd.	2,700	90,555
KDDI Corp.	7,200	193,250
Keikyu Corp.	2,000	36,683
Keio Corp.	999	45,739
Keisei Electric Railway Company, Ltd.	700	22,838
Keyence Corp.	100	61,202
Kikkoman Corp.	600	26,018
Kintetsu Group Holdings Company, Ltd.	1,900	77,354
Kirin Holdings Company, Ltd.	3,600	101,099
Koito Manufacturing Company, Ltd.	700	47,019
Komatsu, Ltd.	2,100	71,967
Konami Holdings Corp.	700	34,416
Konica Minolta, Inc.	7,300	62,710
Kose Corp.	200	37,012
Kubota Corp.	2,000	33,804
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Kuraray Company, Ltd.	7,500	$124,880
Kyocera Corp.	1,400	89,533
Kyowa Hakko Kirin Company, Ltd.	400	8,678
Kyushu Electric Power Company, Inc.	8,200	101,315
Kyushu Railway Company	400	12,831
Lawson, Inc. (A)	700	46,251
LINE Corp. (B)	100	3,651
Lion Corp.	1,900	41,013
LIXIL Group Corp.	3,900	87,427
M3, Inc.	1,000	37,880
Makita Corp.	400	17,985
Marubeni Corp.	6,900	51,971
Mazda Motor Corp.	7,900	109,846
Mebuki Financial Group, Inc.	6,200	24,080
MEIJI Holdings Company, Ltd.	500	40,119
MINEBEA MITSUMI, Inc.	3,200	64,249
MISUMI Group, Inc.	2,000	55,380
Mitsubishi Chemical Holdings Corp.	14,900	141,545
Mitsubishi Corp.	5,400	149,379
Mitsubishi Electric Corp.	3,500	53,751
Mitsubishi Estate Company, Ltd.	1,900	34,770
Mitsubishi Gas Chemical Company, Inc.	1,600	37,637
Mitsubishi Heavy Industries, Ltd.	1,400	55,348
Mitsubishi Materials Corp.	1,300	39,680
Mitsubishi Motors Corp.	1,500	11,186
Mitsubishi Tanabe Pharma Corp.	300	5,714
Mitsubishi UFJ Financial Group, Inc.	41,800	280,080
Mitsubishi UFJ Lease & Finance Company, Ltd.	8,600	54,779
Mitsui & Company, Ltd.	7,000	126,438
Mitsui Chemicals, Inc.	3,600	103,304
Mitsui Fudosan Company, Ltd.	2,400	61,664
Mizuho Financial Group, Inc.	72,200	130,907
MS&AD Insurance Group Holdings, Inc.	1,700	57,047
Murata Manufacturing Company, Ltd.	600	75,942
NEC Corp.	3,700	101,608
Nexon Company, Ltd. (B)	700	10,191
NGK Insulators, Ltd.	2,300	42,290
NGK Spark Plug Company, Ltd.	1,400	36,080
NH Foods, Ltd.	500	21,864
Nidec Corp.	600	93,982
Nikon Corp.	3,700	64,515
Nintendo Company, Ltd.	100	42,193
Nippon Building Fund, Inc.	4	22,481
Nippon Express Company, Ltd.	1,200	90,692
Nippon Paint Holdings Company, Ltd.	300	12,282
Nippon Steel & Sumitomo Metal Corp.	3,300	71,926
Nippon Telegraph & Telephone Corp.	9,700	461,398
Nissan Chemical Industries, Ltd.	1,000	44,551
Nissan Motor Company, Ltd.	18,000	189,417
Nisshin Seifun Group, Inc.	1,300	28,430
Nissin Foods Holdings Company, Ltd.	300	22,070
32	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Nitori Holdings Company, Ltd.	300	$50,665
Nitto Denko Corp.	400	29,792
Nomura Holdings, Inc.	11,700	67,586
Nomura Real Estate Master Fund, Inc.	14	19,537
Nomura Research Institute, Ltd.	600	30,980
NSK, Ltd.	7,900	106,127
NTT Data Corp.	3,000	32,324
NTT DOCOMO, Inc.	5,500	142,495
Obayashi Corp.	13,000	149,929
Obic Company, Ltd.	300	25,141
Odakyu Electric Railway Company, Ltd.	2,500	53,941
Oji Holdings Corp.	9,000	63,331
Olympus Corp.	1,300	48,531
Omron Corp.	700	37,999
Ono Pharmaceutical Company, Ltd.	600	13,897
Oracle Corp. Japan	400	32,899
Oriental Land Company, Ltd.	800	79,799
ORIX Corp.	9,200	161,762
Osaka Gas Company, Ltd.	5,200	111,865
Otsuka Corp.	800	37,286
Otsuka Holdings Company, Ltd.	600	31,430
Panasonic Corp.	9,500	141,686
Peptidream, Inc. (B)	100	4,058
Persol Holdings Company Ltd.	900	21,409
Pola Orbis Holdings, Inc.	700	30,578
Rakuten, Inc.	1,900	13,547
Recruit Holdings Company, Ltd.	3,100	71,590
Renesas Electronics Corp. (B)	1,100	11,540
Resona Holdings, Inc.	9,200	52,346
Ricoh Company, Ltd.	7,200	70,470
Rinnai Corp.	100	9,952
Rohm Company, Ltd.	400	37,359
Ryohin Keikaku Company, Ltd.	200	68,631
Santen Pharmaceutical Company, Ltd.	1,700	28,663
Secom Company, Ltd.	300	22,487
Seibu Holdings, Inc.	1,700	28,726
Seiko Epson Corp.	1,300	24,414
Sekisui Chemical Company, Ltd.	7,000	124,103
Sekisui House, Ltd.	2,400	43,964
Seven & i Holdings Company, Ltd.	3,400	149,299
Seven Bank, Ltd.	5,500	18,497
Sharp Corp.	300	8,814
Shimadzu Corp.	1,100	29,916
Shimano, Inc.	100	13,288
Shimizu Corp.	8,000	79,251
Shin-Etsu Chemical Company, Ltd.	700	70,400
Shinsei Bank, Ltd.	2,500	39,022
Shionogi & Company, Ltd.	700	36,041
Shiseido Company, Ltd.	900	58,495
Showa Denko KK	600	20,041
SMC Corp.	100	38,127
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
SoftBank Group Corp.	3,100	$240,833
Sohgo Security Services Company, Ltd.	200	9,888
Sompo Holdings, Inc.	1,300	54,531
Sony Corp.	3,300	162,851
Sony Financial Holdings, Inc.	1,900	34,710
Stanley Electric Company, Ltd.	1,300	47,105
Start Today Company, Ltd.	1,700	49,093
Subaru Corp.	2,300	77,329
Sumco Corp.	1,100	27,162
Sumitomo Chemical Company, Ltd.	29,000	166,699
Sumitomo Corp.	4,800	86,393
Sumitomo Dainippon Pharma Company, Ltd. (A)	1,200	21,878
Sumitomo Electric Industries, Ltd.	2,800	42,976
Sumitomo Metal Mining Company, Ltd.	1,200	51,520
Sumitomo Mitsui Financial Group, Inc.	4,800	199,589
Sumitomo Mitsui Trust Holdings, Inc.	900	38,212
Sumitomo Realty & Development Company, Ltd.	1,000	39,744
Sundrug Company, Ltd.	600	30,870
Suntory Beverage & Food, Ltd.	300	14,777
Suruga Bank, Ltd.	900	12,239
Suzuki Motor Corp.	1,500	80,754
Sysmex Corp.	600	53,077
T&D Holdings, Inc.	4,400	74,751
Taisei Corp.	1,500	81,014
Taisho Pharmaceutical Holdings Company, Ltd.	400	38,346
Taiyo Nippon Sanso Corp.	2,100	31,147
Takeda Pharmaceutical Company, Ltd.	1,600	67,568
TDK Corp.	500	43,180
Terumo Corp.	800	45,328
The Chiba Bank, Ltd.	8,000	64,629
The Chugoku Electric Power Company, Inc. (A)	4,000	50,080
The Kansai Electric Power Company, Inc.	4,700	65,716
The Shizuoka Bank, Ltd.	7,000	71,135
THK Company, Ltd.	200	7,000
Tobu Railway Company, Ltd.	4,000	127,576
Toho Company, Ltd.	500	16,724
Tohoku Electric Power Company, Inc.	10,400	134,105
Tokio Marine Holdings, Inc.	2,800	132,343
Tokyo Century Corp.	400	25,003
Tokyo Electric Power Company Holdings, Inc. (B)	21,600	102,843
Tokyo Electron, Ltd.	400	76,966
Tokyo Gas Company, Ltd.	2,100	56,269
Tokyu Corp.	6,300	105,993
Toppan Printing Company, Ltd.	6,000	50,226
Toray Industries, Inc.	6,600	61,642
Toshiba Corp. (B)	10,000	26,776
Tosoh Corp.	4,000	70,989
TOTO, Ltd.	1,300	73,777
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	33

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Toyota Industries Corp.	700	$41,389
Toyota Motor Corp.	8,300	544,686
Toyota Tsusho Corp.	1,000	35,961
Trend Micro, Inc.	1,400	83,930
Tsuruha Holdings, Inc.	200	28,750
Unicharm Corp.	1,700	47,772
United Urban Investment Corp.	5	7,667
USS Company, Ltd.	2,100	44,159
West Japan Railway Company	1,200	84,990
Yahoo Japan Corp. (A)	5,500	22,618
Yakult Honsha Company, Ltd.	100	7,128
Yamada Denki Company, Ltd. (A)	5,600	29,375
Yamaha Corp.	700	33,841
Yamaha Motor Company, Ltd.	2,900	92,758
Yamato Holdings Company, Ltd.	1,300	33,473
Yamazaki Baking Company, Ltd.	700	15,340
Yaskawa Electric Corp.	1,200	49,020
Jersey, Channel Islands - 0.1%		45,827
Randgold Resources, Ltd.	567	45,827
Luxembourg - 0.4%		247,550
ArcelorMittal	2,656	90,156
Millicom International Cellular SA	1,690	112,886
RTL Group SA	365	30,098
Tenaris SA (A)	766	14,410
Macau - 0.2%		122,706
MGM China Holdings, Ltd.	7,274	20,112
Sands China, Ltd.	8,669	50,534
Wynn Macau, Ltd.	13,921	52,060
Mexico - 0.0%		28,519
Fresnillo PLC	1,624	28,519
Netherlands - 3.9%		2,608,941
ABN AMRO Group NV (C)	1,762	54,775
Akzo Nobel NV	4,864	440,163
Altice NV, Class A (A)(B)	1,207	11,576
Altice NV, Class B (B)	333	3,188
ASML Holding NV (A)	833	158,513
Heineken Holding NV	280	28,485
Heineken NV	692	72,989
ING Groep NV (A)	12,239	206,665
Koninklijke Ahold Delhaize NV	6,824	164,936
Koninklijke DSM NV	1,677	173,884
Koninklijke Philips NV	3,887	165,356
NN Group NV	2,693	129,139
Royal Dutch Shell PLC, A Shares	12,869	448,623
Royal Dutch Shell PLC, B Shares	11,055	396,120
Wolters Kluwer NV	2,853	154,529
New Zealand - 0.1%		63,659
a2 Milk Company, Ltd. (B)	752	6,438
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
New Zealand (continued)
Auckland International Airport, Ltd.	2,818	$12,668
Fisher & Paykel Healthcare Corp., Ltd.	1,010	9,073
Meridian Energy, Ltd.	5,217	10,807
Ryman Healthcare, Ltd.	811	6,057
Spark New Zealand, Ltd.	7,636	18,616
Norway - 0.7%		438,785
Aker BP ASA	848	27,966
DNB ASA (A)	3,375	63,425
Gjensidige Forsikring ASA (A)	577	9,162
Marine Harvest ASA	995	21,692
Norsk Hydro ASA	3,599	22,490
Orkla ASA	1,122	10,412
Schibsted ASA, B Shares	417	11,243
Schibsted ASA, Class A	620	18,156
Statoil ASA	6,892	176,793
Telenor ASA	2,580	57,261
Yara International ASA	477	20,185
Portugal - 0.1%		82,545
EDP - Energias de Portugal SA	9,428	35,038
Galp Energia SGPS SA	1,431	27,516
Jeronimo Martins SGPS SA	1,138	19,991
Singapore - 1.0%		687,942
Ascendas Real Estate Investment Trust	7,900	15,931
CapitaLand Mall Trust	8,900	14,116
CapitaLand, Ltd.	13,500	38,337
City Developments, Ltd.	4,200	40,190
DBS Group Holdings, Ltd.	2,958	68,898
Genting Singapore PLC	14,900	13,166
Great Eastern Holdings Ltd.	100	2,347
Jardine Cycle & Carriage, Ltd.	300	7,763
Keppel Corp., Ltd.	6,000	37,113
Oversea-Chinese Banking Corp., Ltd.	11,400	118,817
Sembcorp Industries, Ltd.	4,400	10,202
Singapore Airlines, Ltd.	3,100	25,473
Singapore Exchange, Ltd.	6,400	37,316
Singapore Technologies Engineering, Ltd.	6,500	17,133
Singapore Telecommunications, Ltd.	33,300	88,528
United Overseas Bank, Ltd.	5,524	125,746
Venture Corp., Ltd.	1,200	18,987
Wilmar International, Ltd.	3,200	7,879
South Africa - 0.3%		188,850
Investec PLC	5,746	45,697
Mondi PLC	5,130	143,153
Spain - 3.1%		2,100,332
Abertis Infraestructuras SA	6,295	138,879
Aena SME SA (C)	276	57,056
Amadeus IT Group SA	1,878	137,728
Banco Bilbao Vizcaya Argentaria SA	18,441	149,947
34	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Spain (continued)
Banco de Sabadell SA	38,336	$75,335
Banco Santander SA (A)	54,524	353,951
Bankia SA	9,766	43,032
CaixaBank SA	23,763	115,961
EDP Renovaveis SA	1,662	15,984
Endesa SA	2,221	51,978
Ferrovial SA	3,312	70,968
Gas Natural SDG SA	3,145	79,454
Grifols SA	4,294	121,140
Iberdrola SA	22,445	173,989
Industria de Diseno Textil SA (A)	4,430	137,983
Repsol SA	10,479	200,672
Telefonica SA	17,301	176,275
Sweden - 2.7%		1,853,407
Alfa Laval AB	3,845	95,740
Assa Abloy AB, B Shares	1,690	35,605
Atlas Copco AB, A Shares	2,276	89,577
Atlas Copco AB, B Shares	1,334	47,650
Boliden AB	4,236	147,676
Electrolux AB, Series B	1,031	27,276
Essity AB, Class B	1,463	37,315
Fastighets AB Balder, B Shares (B)	515	13,336
Hennes & Mauritz AB, B Shares (A)	3,413	58,485
Hexagon AB, B Shares	354	20,569
Husqvarna AB, B Shares	3,833	37,019
ICA Gruppen AB (A)	1,071	33,381
Lundin Petroleum AB (B)	1,016	28,145
Nordea Bank AB	9,723	99,399
Sandvik AB	4,293	73,653
Securitas AB, B Shares (A)	2,621	42,569
Skandinaviska Enskilda Banken AB, Series A	4,358	41,123
Skandinaviska Enskilda Banken AB, Series C	61	617
Skanska AB, B Shares (A)	1,513	29,644
SKF AB, B Shares	7,460	151,922
Svenska Cellulosa AB SCA, B Shares	8,126	90,452
Svenska Handelsbanken AB, A Shares	5,395	60,472
Svenska Handelsbanken AB, B Shares	195	2,333
Swedbank AB, A Shares	3,588	78,363
Swedish Match AB	895	40,333
Tele2 AB, B Shares	6,555	85,471
Telefonaktiebolaget LM Ericsson, B Shares (A)	10,326	79,367
Telia Company AB	16,231	80,162
Trelleborg AB, B Shares (A)	2,029	47,644
Volvo AB, A Shares	1,693	29,182
Volvo AB, B Shares	8,727	148,927
Switzerland - 7.8%		5,263,889
ABB, Ltd.	8,949	210,097
Cie Financiere Richemont SA	2,178	208,053
Coca-Cola HBC AG (B)	2,593	87,287
Credit Suisse Group AG (B)	22,981	389,904
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Switzerland (continued)
Ferguson PLC	2,366	$181,842
Geberit AG	157	67,342
Givaudan SA	79	177,090
Glencore PLC (B)	34,047	164,459
Kuehne + Nagel International AG	462	72,341
LafargeHolcim, Ltd. (B)	4,542	254,011
Lonza Group AG (B)	542	133,707
Nestle SA	8,415	654,396
Novartis AG	6,946	538,194
Partners Group Holding AG	125	91,739
Roche Holding AG	1,984	442,637
Roche Holding AG, BR Shares	167	38,228
Schindler Holding AG	190	38,215
Schindler Holding AG, Participation Certificates	390	81,002
SGS SA	39	95,225
Sika AG	17	124,164
STMicroelectronics NV	4,559	99,808
Swiss Re AG	3,669	350,851
Swisscom AG (A)	453	218,286
The Swatch Group AG	408	36,538
The Swatch Group AG, BR Shares	272	131,480
UBS Group AG (B)	10,284	174,222
Zurich Insurance Group AG	632	202,771
United Arab Emirates - 0.0%		16,955
NMC Health PLC	345	16,955
United Kingdom - 16.3%		10,989,494
3i Group PLC	14,140	183,383
Admiral Group PLC	1,670	45,842
Anglo American PLC (A)	11,598	273,068
Ashtead Group PLC	4,875	136,507
Associated British Foods PLC	1,157	43,091
AstraZeneca PLC	3,855	270,953
Aviva PLC	35,905	261,610
BAE Systems PLC	28,537	240,156
Barclays PLC	54,581	155,805
Barratt Developments PLC	9,126	70,139
BP PLC	96,685	716,450
British American Tobacco PLC	5,003	275,566
BT Group PLC	20,168	69,293
Bunzl PLC	3,229	93,886
Burberry Group PLC	4,490	112,771
Centrica PLC	59,486	126,013
CNH Industrial NV	10,018	123,942
Coca-Cola European Partners PLC	1,511	59,770
Compass Group PLC	6,561	140,974
Croda International PLC	557	34,224
Diageo PLC	8,898	317,299
Direct Line Insurance Group PLC	8,921	45,992
easyJet PLC	553	12,111
Experian PLC	11,696	268,545
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	35

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
United Kingdom (continued)
Fiat Chrysler Automobiles NV (B)	4,766	$106,931
GKN PLC	24,515	156,876
GlaxoSmithKline PLC	15,395	309,880
Hargreaves Lansdown PLC	2,551	62,876
HSBC Holdings PLC	60,187	601,346
Imperial Brands PLC	3,768	135,170
Informa PLC	2,563	26,088
InterContinental Hotels Group PLC	952	60,173
International Consolidated Airlines Group SA	15,742	136,408
Intertek Group PLC	1,456	98,286
ITV PLC	38,553	80,528
J Sainsbury PLC	6,807	28,971
Johnson Matthey PLC	2,812	127,580
Just Eat PLC (B)	1,010	10,765
Kingfisher PLC	28,515	119,318
Land Securities Group PLC	3,099	42,189
Legal & General Group PLC	56,692	210,829
Lloyds Banking Group PLC	200,808	178,838
London Stock Exchange Group PLC	2,764	163,701
Melrose Industries PLC (B)	250	794
National Grid PLC	13,704	159,080
Next PLC	1,580	114,382
Old Mutual PLC	87,771	304,163
Pearson PLC (A)	3,347	38,438
Persimmon PLC	2,546	95,208
Prudential PLC	4,150	107,146
Reckitt Benckiser Group PLC	2,394	188,016
RELX NV	3,934	83,725
RELX PLC	4,367	93,501
Rentokil Initial PLC	10,090	42,665
Rio Tinto PLC	4,823	262,131
Rio Tinto, Ltd.	1,788	107,785
Rolls-Royce Holdings PLC (B)	21,770	251,873
Rolls-Royce Holdings PLC, C Shares Entitlement (B)	1,545,670	2,129
Royal Mail PLC	3,855	30,860
RSA Insurance Group PLC	6,670	60,395
Schroders PLC	1,169	53,150
Schroders PLC, Non-Voting Shares	455	14,790
Segro PLC	1,560	13,885
Sky PLC	4,104	77,893
Smith & Nephew PLC	8,123	156,187
Smiths Group PLC	3,614	79,519
SSE PLC	7,914	150,534
St. James's Place PLC	4,639	72,617
Standard Chartered PLC	9,215	97,350
Standard Life Aberdeen PLC	23,755	119,522
Taylor Wimpey PLC	29,031	76,673
Tesco PLC	96,998	315,163
The British Land Company PLC	3,730	34,545
The Royal Bank of Scotland Group PLC (B)	10,657	39,661
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
United Kingdom (continued)
The Sage Group PLC	10,369	$90,718
Unilever NV	2,987	171,242
Unilever PLC	4,381	246,043
Vodafone Group PLC	97,913	285,365
Whitbread PLC	1,882	110,971
Wm Morrison Supermarkets PLC	19,299	64,620
WPP PLC	2,480	42,612
United States - 0.0%		19,914

Carnival PLC	306	19,914

PREFERRED SECURITIES - 0.6%		$440,325
(Cost $378,006)
Germany - 0.6%		440,325
Bayerische Motoren Werke AG	711	68,894
Henkel AG & Company KGaA	267	34,001
Porsche Automobil Holding SE	1,088	93,068
RWE AG	480	9,755
Volkswagen AG	1,130	234,607

SECURITIES LENDING COLLATERAL - 5.1%		$3,394,758
(Cost $3,394,479)
John Hancock Collateral Trust, 1.8834% (D)(E)	339,360	3,394,758

SHORT-TERM INVESTMENTS - 0.0%		$6,622
(Cost $6,622)
Money market funds - 0.0%		6,622
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (D)	6,622	6,622
Total investments (Multifactor Developed International ETF) (Cost $66,242,780) - 104.3%		$70,377,085
Other assets and liabilities, net - (4.3%)		(2,874,931)
Total net assets - 100.0%		$67,502,154

Security Abbreviations and Legend
(A)	A portion of this security is on loan as of 4-30-18.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 4-30-18.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR ENERGY ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$37,002,390
(Cost $34,333,858)
Energy – 97.6%		36,157,177
Energy equipment and services – 13.5%
Baker Hughes, a GE Company	6,131	221,390
36	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR ENERGY ETF (continued)

	Shares or Principal Amount	Value
Energy (continued)
Energy equipment and services (continued)
Core Laboratories NV	2,379	$291,309
Halliburton Company	28,322	1,500,783
Helmerich & Payne, Inc.	5,761	400,678
National Oilwell Varco, Inc.	19,683	761,142
Patterson-UTI Energy, Inc.	5,181	110,977
RPC, Inc. (A)	3,535	63,665
Schlumberger, Ltd.	13,121	899,576
TechnipFMC PLC	22,763	750,268
Oil, gas and consumable fuels – 84.1%
Anadarko Petroleum Corp.	14,018	943,692
Andeavor	12,601	1,742,970
Antero Resources Corp. (A)(B)	17,366	329,954
Apache Corp.	20,268	829,975
Cabot Oil & Gas Corp.	15,603	373,068
Centennial Resource Development, Inc., Class A (A)(B)	5,848	108,188
Cheniere Energy Partners LP Holdings LLC	1,371	38,251
Cheniere Energy, Inc. (B)	8,613	500,932
Chevron Corp.	17,335	2,168,782
Cimarex Energy Company	4,265	429,016
Concho Resources, Inc. (A)(B)	7,755	1,219,164
ConocoPhillips	13,782	902,721
Continental Resources, Inc. (A)(B)	4,921	325,081
Devon Energy Corp.	22,338	811,540
Diamondback Energy, Inc. (B)	5,865	753,359
Energen Corp. (B)	6,268	410,178
EOG Resources, Inc.	10,046	1,187,136
EQT Corp.	15,844	795,210
Exxon Mobil Corp.	25,607	1,990,944
Hess Corp.	14,525	827,780
HollyFrontier Corp.	17,137	1,040,045
Kinder Morgan, Inc.	73,905	1,169,177
Marathon Oil Corp.	60,054	1,095,986
Marathon Petroleum Corp.	15,311	1,146,947
Murphy Oil Corp.	13,473	405,672
Newfield Exploration Company (B)	8,968	267,246
Noble Energy, Inc.	34,253	1,158,779
Occidental Petroleum Corp.	22,800	1,761,528
Parsley Energy, Inc., Class A (B)	9,179	275,645
Phillips 66	7,222	803,881
Pioneer Natural Resources Company	6,865	1,383,641
RSP Permian, Inc. (B)	5,556	275,633
Tallgrass Energy GP LP	2,228	45,585
Targa Resources Corp.	10,985	515,965
The Williams Companies, Inc.	39,450	1,015,049
Valero Energy Corp.	15,469	1,715,976
WPX Energy, Inc. (B)	22,978	392,693
MULTIFACTOR ENERGY ETF (continued)

	Shares or Principal Amount	Value
Information technology – 0.8%		$302,431
Semiconductors and semiconductor equipment – 0.8%
First Solar, Inc. (B)	4,265	302,431
Utilities – 1.5%		542,782
Electric utilities – 1.5%
OGE Energy Corp.	16,513	542,782

SECURITIES LENDING COLLATERAL – 4.7%		$1,754,163
(Cost $1,754,119)
John Hancock Collateral Trust, 1.8834% (C)(D)	175,357	1,754,163

SHORT-TERM INVESTMENTS – 0.2%		$53,187
(Cost $53,187)
Money market funds – 0.2%		53,187
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (C)	53,187	53,187
Total investments (Multifactor Energy ETF) (Cost $36,141,164) 104.8%		$38,809,740
Other assets and liabilities, net (4.8%)		(1,774,090)
Total net assets 100.0%		$37,035,650

Security Abbreviations and Legend
(A)	A portion of this security is on loan as of 4-30-18.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 4-30-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR FINANCIALS ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$68,505,358
(Cost $59,360,422)
Consumer discretionary – 0.5%		323,044
Media – 0.5%
GCI Liberty, Inc., Class A (A)	2,130	94,998
Liberty Broadband Corp., Series A (A)	537	37,848
Liberty Broadband Corp., Series C (A)	2,683	190,198
Financials – 91.4%		62,655,676
Banks – 34.3%
Bank of America Corp.	87,992	2,632,721
Bank of the Ozarks	3,013	141,008
BankUnited, Inc.	3,422	135,545
BB&T Corp.	12,509	660,475
BOK Financial Corp.	713	71,785
Chemical Financial Corp.	1,563	85,793
CIT Group, Inc.	5,317	281,535
Citigroup, Inc.	30,776	2,101,078
Citizens Financial Group, Inc.	17,684	733,709
Comerica, Inc.	5,121	484,344
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	37

MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Banks (continued)
Commerce Bancshares, Inc.	3,759	$238,772
Cullen/Frost Bankers, Inc.	1,873	214,365
East West Bancorp, Inc.	4,748	316,312
Fifth Third Bancorp	30,087	997,986
First Citizens BancShares, Inc., Class A	292	126,229
First Hawaiian, Inc.	1,323	36,449
First Horizon National Corp.	8,037	147,077
First Republic Bank	4,261	395,719
FNB Corp.	4,402	57,226
Hancock Holding Company	2,573	125,691
Home BancShares, Inc.	2,871	66,722
Huntington Bancshares, Inc.	34,612	516,065
IBERIABANK Corp.	1,554	116,472
Investors Bancorp, Inc.	8,080	108,030
JPMorgan Chase & Co.	24,454	2,660,105
KeyCorp	34,093	679,133
M&T Bank Corp.	3,894	709,759
PacWest Bancorp	3,557	182,261
People's United Financial, Inc.	10,689	195,502
Pinnacle Financial Partners, Inc.	912	58,414
Popular, Inc.	3,051	141,231
Prosperity Bancshares, Inc.	2,430	174,401
Regions Financial Corp.	46,209	864,108
Signature Bank (A)	1,685	214,248
SunTrust Banks, Inc.	9,891	660,719
SVB Financial Group (A)	1,639	491,061
Synovus Financial Corp.	3,787	197,946
Texas Capital Bancshares, Inc. (A)	1,348	132,980
The PNC Financial Services Group, Inc.	4,959	722,080
U.S. Bancorp	18,456	931,105
UMB Financial Corp.	700	53,606
Umpqua Holdings Corp.	6,699	157,828
United Bankshares, Inc. (B)	1,180	40,061
Valley National Bancorp	6,175	77,496
Webster Financial Corp.	2,985	179,667
Wells Fargo & Company	47,463	2,466,177
Western Alliance Bancorp (A)	3,654	215,513
Wintrust Financial Corp.	1,543	138,021
Zions Bancorporation	6,715	367,646
Capital markets – 21.6%
Affiliated Managers Group, Inc.	1,732	285,538
Ameriprise Financial, Inc.	4,910	688,431
BGC Partners, Inc., Class A	6,267	83,727
BlackRock, Inc.	1,122	585,123
Cboe Global Markets, Inc.	2,537	270,901
CME Group, Inc.	4,085	644,123
E*TRADE Financial Corp. (A)	8,836	536,168
Eaton Vance Corp.	4,303	234,040
Evercore, Inc., Class A	1,017	102,971
MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
FactSet Research Systems, Inc.	1,511	$285,745
Franklin Resources, Inc.	10,598	356,517
Interactive Brokers Group, Inc., Class A	1,672	124,062
Intercontinental Exchange, Inc.	8,250	597,795
Invesco, Ltd.	14,667	424,903
Janus Henderson Group PLC	4,781	151,032
Lazard, Ltd., Class A	3,457	188,130
LPL Financial Holdings, Inc.	2,221	134,526
MarketAxess Holdings, Inc. (B)	1,186	235,575
Moody's Corp.	2,461	399,174
Morgan Stanley	16,827	868,610
Morningstar, Inc.	741	80,458
MSCI, Inc.	3,246	486,348
Nasdaq, Inc.	3,381	298,610
Northern Trust Corp.	7,089	756,751
Raymond James Financial, Inc.	4,259	382,245
S&P Global, Inc.	4,237	799,098
SEI Investments Company	4,901	309,890
State Street Corp.	5,147	513,568
Stifel Financial Corp.	1,653	96,337
T. Rowe Price Group, Inc.	7,442	847,048
TD Ameritrade Holding Corp.	5,069	294,458
The Bank of New York Mellon Corp.	17,861	973,603
The Charles Schwab Corp.	12,763	710,644
The Goldman Sachs Group, Inc.	4,468	1,064,858
Virtu Financial, Inc., Class A (B)	683	24,588
Consumer finance – 6.8%
Ally Financial, Inc.	23,730	619,353
American Express Company	8,152	805,010
Capital One Financial Corp.	11,700	1,060,254
Credit Acceptance Corp. (A)	232	76,755
Discover Financial Services	12,400	883,500
OneMain Holdings, Inc. (A)	3,329	102,700
Santander Consumer USA Holdings, Inc.	6,744	124,427
SLM Corp. (A)	11,199	128,565
Synchrony Financial	26,788	888,558
Diversified financial services – 4.7%
Berkshire Hathaway, Inc., Class B (A)	13,604	2,635,503
Leucadia National Corp.	9,357	224,942
Voya Financial, Inc.	6,295	329,543
Insurance – 23.2%
Aflac, Inc.	14,673	668,649
Alleghany Corp.	482	276,991
American Financial Group, Inc.	2,519	285,201
American International Group, Inc.	10,123	566,888
Aon PLC	4,140	589,826
Arch Capital Group, Ltd. (A)	3,294	263,948
Arthur J. Gallagher & Company	4,988	349,110
Assurant, Inc.	2,586	240,033
38	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Insurance (continued)
Assured Guaranty, Ltd.	6,260	$227,175
Athene Holding, Ltd., Class A (A)	2,151	105,399
Axis Capital Holdings, Ltd.	3,218	188,897
Brighthouse Financial, Inc. (A)	2,384	121,060
Brown & Brown, Inc.	8,500	231,455
Chubb, Ltd.	3,978	539,694
Cincinnati Financial Corp.	4,172	293,458
CNA Financial Corp.	1,076	54,295
Enstar Group, Ltd. (A)	324	68,089
Erie Indemnity Company, Class A	908	106,027
Everest Re Group, Ltd.	1,413	328,763
First American Financial Corp.	3,601	184,047
FNF Group	9,041	332,980
Lincoln National Corp.	7,413	523,654
Loews Corp.	9,082	476,442
Markel Corp. (A)	303	342,402
Marsh & McLennan Companies, Inc.	8,099	660,069
MetLife, Inc.	11,434	545,059
Old Republic International Corp.	9,628	196,411
Primerica, Inc.	1,254	121,325
Principal Financial Group, Inc.	8,991	532,447
Prudential Financial, Inc.	7,045	749,024
Reinsurance Group of America, Inc.	2,548	380,671
RenaissanceRe Holdings, Ltd.	1,357	184,606
The Allstate Corp.	6,615	647,079
The Hanover Insurance Group, Inc.	1,462	167,911
The Hartford Financial Services Group, Inc.	14,390	774,758
The Progressive Corp.	9,113	549,423
The Travelers Companies, Inc.	6,608	869,613
Torchmark Corp.	3,494	303,070
Unum Group	9,300	449,934
Validus Holdings, Ltd.	3,192	216,322
W.R. Berkley Corp.	3,577	266,701
Willis Towers Watson PLC	3,081	457,559
XL Group, Ltd.	8,575	476,684
Thrifts and mortgage finance – 0.8%
Essent Group, Ltd. (A)	2,392	78,840
LendingTree, Inc. (A)(B)	172	41,005
MGIC Investment Corp. (A)	13,720	137,474
New York Community Bancorp, Inc. (B)	13,937	165,572
Radian Group, Inc.	5,800	82,940
TFS Financial Corp.	1,329	19,815
Industrials – 1.2%		803,439
Professional services – 1.2%
Equifax, Inc.	3,856	432,065
IHS Markit, Ltd. (A)	7,559	371,374
MULTIFACTOR FINANCIALS ETF (continued)

	Shares or Principal Amount	Value
Information technology – 6.9%		$4,723,199
Internet software and services – 0.2%
Zillow Group, Inc., Class A (A)	830	40,147
Zillow Group, Inc., Class C (A)(B)	1,821	88,300
IT services – 6.7%
Black Knight, Inc. (A)	3,106	151,107
Mastercard, Inc., Class A	9,884	1,762,021
The Western Union Company	14,449	285,368
Visa, Inc., Class A	18,886	2,396,256

SECURITIES LENDING COLLATERAL – 0.8%		$547,788
(Cost $547,775)
John Hancock Collateral Trust, 1.8834% (C)(D)	54,760	547,788

SHORT-TERM INVESTMENTS – 0.1%		$90,003
(Cost $90,003)
Money market funds – 0.1%		90,003
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (C)	90,003	90,003
Total investments (Multifactor Financials ETF) (Cost $59,998,200) 100.9%		$69,143,149
Other assets and liabilities, net (0.9%)		(591,093)
Total net assets 100.0%		$68,552,056

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 4-30-18.
(C)	The rate shown is the annualized seven-day yield as of 4-30-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR HEALTHCARE ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$41,100,161
(Cost $39,079,900)
Health care – 100.0%		41,100,161
Biotechnology – 19.6%
AbbVie, Inc.	13,472	1,300,722
Agios Pharmaceuticals, Inc. (A)	664	55,716
Alexion Pharmaceuticals, Inc. (A)	5,317	625,439
Alkermes PLC (A)	2,624	116,164
Alnylam Pharmaceuticals, Inc. (A)	1,474	139,337
Amgen, Inc.	8,502	1,483,429
Avexis, Inc. (A)	374	79,535
Biogen, Inc. (A)	2,472	676,339
BioMarin Pharmaceutical, Inc. (A)	2,770	231,323
Bluebird Bio, Inc. (A)	838	142,586
Celgene Corp. (A)	6,570	572,247
Dyax Corp. (A)(B)	702	2,773
Exact Sciences Corp. (A)	1,656	82,817
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	39

MULTIFACTOR HEALTHCARE ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Biotechnology (continued)
Exelixis, Inc. (A)	7,114	$148,113
FibroGen, Inc. (A)	1,086	49,359
Gilead Sciences, Inc.	15,322	1,106,708
Incyte Corp. (A)	1,595	98,794
Ionis Pharmaceuticals, Inc. (A)	1,757	75,604
Neurocrine Biosciences, Inc. (A)	1,250	101,350
Regeneron Pharmaceuticals, Inc. (A)	600	182,208
Sage Therapeutics, Inc. (A)	587	84,481
Sarepta Therapeutics, Inc. (A)	947	72,313
Seattle Genetics, Inc. (A)	1,619	82,877
United Therapeutics Corp. (A)	1,684	185,425
Vertex Pharmaceuticals, Inc. (A)	2,377	364,061
Health care equipment and supplies – 22.9%
Abbott Laboratories	13,769	800,392
ABIOMED, Inc. (A)	707	212,772
Align Technology, Inc. (A)	1,495	373,526
Baxter International, Inc.	6,349	441,256
Becton, Dickinson and Company	2,183	506,172
Boston Scientific Corp. (A)	17,318	497,373
Cantel Medical Corp.	803	89,992
DENTSPLY SIRONA, Inc.	5,905	297,258
DexCom, Inc. (A)	1,197	87,596
Edwards Lifesciences Corp. (A)	4,700	598,592
Globus Medical, Inc., Class A (A)	1,552	79,447
Hill-Rom Holdings, Inc.	2,523	216,549
Hologic, Inc. (A)	10,485	406,713
ICU Medical, Inc. (A)	286	71,986
IDEXX Laboratories, Inc. (A)	1,936	376,533
Insulet Corp. (A)	740	63,640
Integra LifeSciences Holdings Corp. (A)	1,414	87,145
Intuitive Surgical, Inc. (A)	1,044	460,174
LivaNova PLC (A)	948	84,163
Masimo Corp. (A)	834	74,835
Medtronic PLC	11,652	933,675
ResMed, Inc.	3,362	318,180
STERIS PLC	2,159	204,069
Stryker Corp.	2,909	492,843
Teleflex, Inc.	1,150	308,062
The Cooper Companies, Inc.	1,317	301,211
Varian Medical Systems, Inc. (A)	2,447	282,849
West Pharmaceutical Services, Inc.	1,741	153,574
Zimmer Biomet Holdings, Inc.	5,114	588,979
Health care providers and services – 28.4%
Aetna, Inc.	3,174	568,305
AmerisourceBergen Corp.	4,926	446,197
Anthem, Inc.	2,763	652,040
Cardinal Health, Inc.	13,329	855,322
Centene Corp. (A)	5,249	569,936
Chemed Corp.	346	106,644
MULTIFACTOR HEALTHCARE ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care providers and services (continued)
Cigna Corp.	3,540	$608,243
DaVita, Inc. (A)	6,482	407,005
Encompass Health Corp.	3,577	217,553
Envision Healthcare Corp. (A)	3,827	142,250
Express Scripts Holding Company (A)	11,964	905,675
HCA Healthcare, Inc.	3,172	303,687
Henry Schein, Inc. (A)	4,343	330,068
Humana, Inc.	2,671	785,755
Laboratory Corp. of America Holdings (A)	3,590	612,993
McKesson Corp.	3,650	570,167
MEDNAX, Inc. (A)	2,830	129,925
Molina Healthcare, Inc. (A)	991	82,501
Quest Diagnostics, Inc.	5,202	526,442
UnitedHealth Group, Inc.	9,189	2,172,280
Universal Health Services, Inc., Class B	3,435	392,277
WellCare Health Plans, Inc. (A)	1,365	280,043
Life sciences tools and services – 5.8%
Bio-Rad Laboratories, Inc., Class A (A)	561	142,331
Bio-Techne Corp.	884	133,404
Bruker Corp.	2,927	86,434
Charles River Laboratories International, Inc. (A)	1,486	154,826
Illumina, Inc. (A)	1,414	340,675
IQVIA Holdings, Inc. (A)	3,746	358,717
PRA Health Sciences, Inc. (A)	1,180	96,961
Syneos Health, Inc. (A)	1,818	69,266
Thermo Fisher Scientific, Inc.	3,203	673,751
Waters Corp. (A)	1,789	337,065
Pharmaceuticals – 23.3%
Allergan PLC	2,967	455,880
Bristol-Myers Squibb Company	12,449	648,966
Catalent, Inc. (A)	3,560	146,352
Eli Lilly & Company	7,745	627,887
Jazz Pharmaceuticals PLC (A)	1,880	285,835
Johnson & Johnson	19,219	2,431,011
Merck & Company, Inc.	22,110	1,301,616
Mylan NV (A)	14,201	550,429
Nektar Therapeutics (A)	2,047	171,252
Perrigo Company PLC	3,175	248,095
Pfizer, Inc.	58,723	2,149,849
Zoetis, Inc.	6,648	554,975
40	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR HEALTHCARE ETF (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.1%		$58,628
(Cost $58,628)
Money market funds – 0.1%		$58,628
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (C)	58,628	58,628
Total investments (Multifactor Healthcare ETF) (Cost $39,138,528) 100.1%		$41,158,789
Other assets and liabilities, net (0.1%)		(50,642)
Total net assets 100.0%		$41,108,147

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(C)	The rate shown is the annualized seven-day yield as of 4-30-18.
MULTIFACTOR INDUSTRIALS ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$31,712,816
(Cost $27,926,022)
Consumer discretionary – 0.0%		7,449
Specialty retail – 0.0%
Floor & Decor Holdings, Inc., Class A (A)	134	7,449
Health care – 2.8%		898,095
Health care equipment and supplies – 0.9%
Danaher Corp.	2,861	287,016
Life sciences tools and services – 1.9%
Agilent Technologies, Inc.	3,884	255,333
Mettler-Toledo International, Inc. (A)	402	225,092
PerkinElmer, Inc.	1,781	130,654
Industrials – 72.3%		22,925,413
Aerospace and defense – 13.8%
BWX Technologies, Inc.	1,163	78,851
Curtiss-Wright Corp.	586	75,031
General Dynamics Corp.	1,271	255,865
HEICO Corp.	377	33,119
HEICO Corp., Class A	717	51,732
Hexcel Corp.	1,420	94,387
Huntington Ingalls Industries, Inc.	732	178,030
L3 Technologies, Inc.	1,139	223,107
Lockheed Martin Corp.	1,033	331,428
Northrop Grumman Corp.	923	297,243
Orbital ATK, Inc.	963	127,482
Raytheon Company	1,628	333,642
Rockwell Collins, Inc.	2,299	304,709
Spirit AeroSystems Holdings, Inc., Class A	2,120	170,384
Teledyne Technologies, Inc. (A)	494	92,422
MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Aerospace and defense (continued)
Textron, Inc.	4,312	$267,948
The Boeing Company	2,335	778,863
TransDigm Group, Inc.	600	192,342
United Technologies Corp.	4,033	484,565
Air freight and logistics – 4.1%
C.H. Robinson Worldwide, Inc.	2,174	200,073
Expeditors International of Washington, Inc.	2,673	170,698
FedEx Corp.	1,614	398,981
United Parcel Service, Inc., Class B	3,276	371,826
XPO Logistics, Inc. (A)	1,616	157,011
Airlines – 5.4%
Alaska Air Group, Inc.	2,485	161,351
American Airlines Group, Inc.	6,763	290,336
Copa Holdings SA, Class A	446	52,258
Delta Air Lines, Inc.	7,636	398,752
JetBlue Airways Corp. (A)	5,601	107,483
Southwest Airlines Company	5,621	296,957
United Continental Holdings, Inc. (A)	6,191	418,140
Building products – 3.0%
Allegion PLC	1,280	98,790
AO Smith Corp.	1,937	118,835
Fortune Brands Home & Security, Inc.	2,171	118,732
Johnson Controls International PLC	6,215	210,502
Lennox International, Inc.	564	109,061
Masco Corp.	3,447	130,538
Owens Corning	1,847	120,960
USG Corp. (A)	1,401	56,362
Commercial services and supplies – 3.9%
ADT, Inc.	607	5,408
Cimpress NV (A)	117	16,826
Cintas Corp.	1,314	223,774
Copart, Inc. (A)	3,455	176,481
KAR Auction Services, Inc.	2,196	114,170
Republic Services, Inc.	3,988	257,944
Rollins, Inc.	1,380	66,958
Stericycle, Inc. (A)	1,050	61,646
The Brink's Company	240	17,712
Waste Management, Inc.	3,613	293,701
Construction and engineering – 1.6%
AECOM (A)	2,150	74,046
EMCOR Group, Inc.	854	62,846
Fluor Corp.	2,437	143,661
Jacobs Engineering Group, Inc.	1,813	105,317
MasTec, Inc. (A)	418	18,392
Quanta Services, Inc. (A)	2,757	89,603
Electrical equipment – 4.4%
Acuity Brands, Inc.	539	64,556
AMETEK, Inc.	3,209	223,988
Eaton Corp. PLC	3,515	263,730
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	41

MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Electrical equipment (continued)
Emerson Electric Company	4,935	$327,733
Hubbell, Inc.	743	77,168
Rockwell Automation, Inc.	1,934	318,201
Sensata Technologies Holding PLC (A)	2,630	133,394
Industrial conglomerates – 6.3%
3M Company	2,784	541,182
Carlisle Companies, Inc.	1,127	121,412
General Electric Company	36,859	518,606
Honeywell International, Inc.	3,430	496,252
Roper Technologies, Inc.	1,247	329,445
Machinery – 16.7%
AGCO Corp.	1,327	83,176
Allison Transmission Holdings, Inc.	2,294	89,443
Caterpillar, Inc.	3,057	441,309
Colfax Corp. (A)	1,077	33,398
Crane Company	576	48,177
Cummins, Inc.	1,876	299,897
Deere & Company	2,615	353,888
Donaldson Company, Inc.	2,199	97,328
Dover Corp.	2,652	245,840
Flowserve Corp.	2,228	98,945
Fortive Corp.	3,777	265,561
Gardner Denver Holdings, Inc. (A)	452	14,297
Gates Industrial Corp. PLC (A)	238	3,727
Graco, Inc.	2,781	122,336
IDEX Corp.	1,111	148,496
Illinois Tool Works, Inc.	2,172	308,467
Ingersoll-Rand PLC	4,077	342,020
ITT, Inc.	1,462	71,477
Lincoln Electric Holdings, Inc.	981	81,295
Nordson Corp.	778	100,051
Oshkosh Corp.	1,077	77,716
PACCAR, Inc.	5,866	373,488
Parker-Hannifin Corp.	1,901	312,943
Pentair PLC	2,604	175,197
Snap-on, Inc.	878	127,530
Stanley Black & Decker, Inc.	2,138	302,719
The Middleby Corp. (A)	714	89,850
The Toro Company	1,444	84,315
Trinity Industries, Inc.	1,631	51,980
WABCO Holdings, Inc. (A)	831	107,191
Wabtec Corp.	1,322	117,407
Woodward, Inc.	735	52,876
Xylem, Inc.	2,536	184,874
Marine – 0.2%
Kirby Corp. (A)	541	46,147
Professional services – 3.0%
ASGN, Inc. (A)	233	18,787
CoStar Group, Inc. (A)	351	128,698
MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Professional services (continued)
ManpowerGroup, Inc.	1,257	$120,320
Nielsen Holdings PLC	4,742	149,136
Robert Half International, Inc.	1,932	117,369
The Dun & Bradstreet Corp.	552	63,651
TransUnion (A)	1,756	113,982
Verisk Analytics, Inc. (A)	2,278	242,493
Road and rail – 6.7%
AMERCO	124	41,852
CSX Corp.	6,950	412,761
Genesee & Wyoming, Inc., Class A (A)	825	58,740
J.B. Hunt Transport Services, Inc.	1,461	171,565
Kansas City Southern	1,704	181,698
Landstar System, Inc.	464	47,166
Norfolk Southern Corp.	2,540	364,414
Old Dominion Freight Line, Inc.	1,003	134,262
Ryder System, Inc.	1,285	86,648
Schneider National, Inc., Class B	605	16,141
Union Pacific Corp.	4,474	597,861
Trading companies and distributors – 3.2%
Air Lease Corp.	1,597	66,579
Fastenal Company	4,210	210,458
HD Supply Holdings, Inc. (A)	2,693	104,246
MSC Industrial Direct Company, Inc., Class A	783	67,683
United Rentals, Inc. (A)	1,610	241,500
W.W. Grainger, Inc.	879	247,307
Watsco, Inc.	381	63,787
Information technology – 18.3%		5,809,446
Electronic equipment, instruments and components – 5.8%
Amphenol Corp., Class A	4,206	352,084
Arrow Electronics, Inc. (A)	1,643	122,798
Avnet, Inc.	2,284	89,601
Cognex Corp.	1,645	76,081
Coherent, Inc. (A)	253	42,560
Flex, Ltd. (A)	10,618	138,034
FLIR Systems, Inc.	2,024	108,385
IPG Photonics Corp. (A)	458	97,568
Jabil, Inc.	3,639	96,797
Keysight Technologies, Inc. (A)	2,343	121,086
Littelfuse, Inc.	243	45,422
National Instruments Corp.	1,381	56,469
TE Connectivity, Ltd.	2,961	271,672
Trimble, Inc. (A)	3,113	107,710
Universal Display Corp.	299	26,327
Zebra Technologies Corp., Class A (A)	693	93,437
IT services – 12.1%
Accenture PLC, Class A	2,994	452,693
Alliance Data Systems Corp.	865	175,638
Automatic Data Processing, Inc.	2,786	328,971
42	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
IT services (continued)
Booz Allen Hamilton Holding Corp.	2,250	$89,168
Broadridge Financial Solutions, Inc.	1,943	208,309
Conduent, Inc. (A)	901	17,533
CoreLogic, Inc. (A)	1,136	56,232
Euronet Worldwide, Inc. (A)	612	47,803
Fidelity National Information Services, Inc.	2,810	266,866
First Data Corp., Class A (A)	4,137	74,880
Fiserv, Inc. (A)	3,568	252,828
FleetCor Technologies, Inc. (A)	1,123	232,775
Genpact, Ltd.	2,563	81,734
Global Payments, Inc.	1,922	217,282
Jack Henry & Associates, Inc.	1,299	155,205
MAXIMUS, Inc.	965	65,263
Paychex, Inc.	4,334	262,510
PayPal Holdings, Inc. (A)	4,582	341,863
Total System Services, Inc.	2,528	212,504
WEX, Inc. (A)	431	69,788
Worldpay, Inc., Class A (A)	2,979	241,954
Technology hardware, storage and peripherals – 0.4%
Xerox Corp.	3,549	111,616
Materials – 6.3%		1,990,466
Chemicals – 0.7%
The Sherwin-Williams Company	604	222,067
Construction materials – 1.4%
Eagle Materials, Inc.	624	61,751
Martin Marietta Materials, Inc.	900	175,293
Vulcan Materials Company	1,847	206,291
Containers and packaging – 4.1%
AptarGroup, Inc.	1,064	99,484
Ardagh Group SA	120	2,438
Ball Corp.	4,553	182,530
Bemis Company, Inc.	1,807	78,189
Berry Global Group, Inc. (A)	2,057	113,135
Crown Holdings, Inc. (A)	1,898	94,596
Graphic Packaging Holding Company	5,943	84,985
Owens-Illinois, Inc. (A)	860	17,484
Packaging Corp. of America	1,678	194,128
Sealed Air Corp.	2,627	115,194
Sonoco Products Company	1,923	98,765
WestRock Company	3,395	200,848
Paper and forest products – 0.1%
Louisiana-Pacific Corp.	1,528	43,288
Utilities – 0.3%		81,947
Multi-utilities – 0.3%
MDU Resources Group, Inc.	2,909	81,947
MULTIFACTOR INDUSTRIALS ETF (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.1%		$50,161
(Cost $50,161)
Money market funds – 0.1%		$50,161
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (B)	50,161	50,161
Total investments (Multifactor Industrials ETF) (Cost $27,976,183) 100.1%		$31,762,977
Other assets and liabilities, net (0.1%)		(40,587)
Total net assets 100.0%		$31,722,390

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 4-30-18.
MULTIFACTOR LARGE CAP ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$401,110,474
(Cost $351,845,281)
Consumer discretionary – 13.4%		53,617,755
Auto components – 0.7%
Adient PLC (A)	2,197	134,654
Aptiv PLC	9,283	785,156
Autoliv, Inc. (A)	3,007	403,088
BorgWarner, Inc.	7,088	346,887
Gentex Corp.	7,636	173,643
Lear Corp.	2,916	545,205
The Goodyear Tire & Rubber Company	9,706	243,718
Automobiles – 0.5%
Ford Motor Company	60,737	682,684
General Motors Company	19,150	703,571
Harley-Davidson, Inc.	7,644	314,398
Tesla, Inc. (A)(B)	1,062	312,122
Thor Industries, Inc.	996	105,715
Distributors – 0.2%
Genuine Parts Company	5,265	465,005
LKQ Corp. (B)	8,313	257,869
Pool Corp.	265	36,785
Diversified consumer services – 0.1%
Bright Horizons Family Solutions, Inc. (B)	334	31,690
H&R Block, Inc.	901	24,913
Service Corp. International	5,794	211,539
ServiceMaster Global Holdings, Inc. (B)	3,692	186,815
Hotels, restaurants and leisure – 2.1%
Aramark	8,097	302,747
Caesars Entertainment Corp. (A)(B)	620	7,037
Carnival Corp.	7,549	476,040
Chipotle Mexican Grill, Inc. (A)(B)	805	340,781
Darden Restaurants, Inc.	3,987	370,233
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	43

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Domino's Pizza, Inc.	998	$241,247
Hilton Worldwide Holdings, Inc.	5,125	404,055
Hyatt Hotels Corp., Class A	866	66,569
Las Vegas Sands Corp.	6,243	457,799
Marriott International, Inc., Class A	4,804	656,611
McDonald's Corp.	7,911	1,324,618
MGM Resorts International	15,002	471,363
Norwegian Cruise Line Holdings, Ltd. (B)	3,688	197,197
Royal Caribbean Cruises, Ltd.	4,097	443,254
Six Flags Entertainment Corp. (A)	1,027	64,947
Starbucks Corp.	15,261	878,576
Vail Resorts, Inc.	910	208,672
Wyndham Worldwide Corp.	4,346	496,357
Wynn Resorts, Ltd.	1,984	369,401
Yum! Brands, Inc.	6,776	590,190
Household durables – 0.8%
D.R. Horton, Inc.	11,051	487,791
Garmin, Ltd.	3,866	226,818
Leggett & Platt, Inc.	4,274	173,311
Lennar Corp., A Shares	5,966	315,542
Lennar Corp., B Shares	349	14,899
Mohawk Industries, Inc. (B)	2,133	447,674
Newell Brands, Inc.	11,814	326,421
NVR, Inc. (B)	155	480,500
PulteGroup, Inc.	8,307	252,201
Toll Brothers, Inc.	4,502	189,804
Whirlpool Corp.	3,197	495,375
Internet and direct marketing retail – 2.2%
Amazon.com, Inc. (B)	3,618	5,666,241
Booking Holdings, Inc. (B)	473	1,030,194
Expedia Group, Inc.	3,638	418,879
Netflix, Inc. (B)	3,270	1,021,744
Qurate Retail Group, Inc. QVC Group, Class A (B)	16,728	391,602
TripAdvisor, Inc. (A)(B)	2,534	94,822
Wayfair, Inc., Class A (A)(B)	264	16,447
Leisure products – 0.2%
Brunswick Corp.	1,105	66,167
Hasbro, Inc.	4,632	408,033
Mattel, Inc. (A)	10,429	154,349
Polaris Industries, Inc. (A)	1,841	192,974
Media – 2.4%
Altice USA, Inc., Class A (A)(B)	1,201	21,498
CBS Corp., Class B	10,629	522,947
Charter Communications, Inc., Class A (B)	2,601	705,625
Comcast Corp., Class A	63,801	2,002,713
Discovery, Inc., Series A (A)(B)	8,972	212,188
Discovery, Inc., Series C (B)	2,952	65,593
DISH Network Corp., Class A (B)	6,084	204,118
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Media (continued)
Liberty Broadband Corp., Series A (B)	343	$24,175
Liberty Broadband Corp., Series C (B)	2,464	174,673
Liberty Media Corp.-Liberty Formula One, Series A (A)(B)	323	9,080
Liberty Media Corp.-Liberty Formula One, Series C (A)(B)	3,535	104,353
Liberty Media Corp.-Liberty SiriusXM, Series A (B)	4,160	173,763
Lions Gate Entertainment Corp., Class A	659	16,403
Lions Gate Entertainment Corp., Class B	2,096	48,250
Live Nation Entertainment, Inc. (B)	3,710	146,434
News Corp., Class A	10,198	162,964
News Corp., Class B	2,428	39,455
Omnicom Group, Inc.	10,556	777,555
Sirius XM Holdings, Inc. (A)	45,722	289,420
The Interpublic Group of Companies, Inc.	15,415	363,640
The Madison Square Garden Company, Class A (B)	121	29,405
The Walt Disney Company	16,228	1,628,155
Time Warner, Inc.	8,645	819,546
Twenty-First Century Fox, Inc., Class A	12,517	457,622
Twenty-First Century Fox, Inc., Class B	7,152	257,973
Viacom, Inc., Class A	181	6,435
Viacom, Inc., Class B	12,543	378,297
Multiline retail – 0.9%
Dollar General Corp.	9,196	887,690
Dollar Tree, Inc. (B)	7,799	747,846
Kohl's Corp.	8,160	506,899
Macy's, Inc.	14,335	445,388
Nordstrom, Inc. (A)	5,858	296,180
Target Corp.	11,356	824,446
Specialty retail – 2.4%
Advance Auto Parts, Inc.	2,216	253,621
AutoZone, Inc. (B)	605	377,835
Best Buy Company, Inc.	10,427	797,978
Burlington Stores, Inc. (B)	1,368	185,843
CarMax, Inc. (A)(B)	6,248	390,500
L Brands, Inc.	5,099	178,006
Lowe's Companies, Inc.	12,908	1,064,006
O'Reilly Automotive, Inc. (B)	2,379	609,191
Ross Stores, Inc.	10,741	868,410
The Gap, Inc.	9,653	282,254
The Home Depot, Inc.	13,483	2,491,658
The TJX Companies, Inc.	10,596	899,071
Tiffany & Company	3,808	391,577
Tractor Supply Company	4,190	284,920
Ulta Beauty, Inc. (B)	1,732	434,576
Textiles, apparel and luxury goods – 0.9%
Carter's, Inc.	381	38,222
Hanesbrands, Inc. (A)	10,357	191,294
44	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods (continued)
Lululemon Athletica, Inc. (B)	2,537	$253,193
Michael Kors Holdings, Ltd. (B)	5,016	343,195
NIKE, Inc., Class B	15,524	1,061,686
PVH Corp.	2,125	339,299
Ralph Lauren Corp.	2,162	237,496
Skechers U.S.A., Inc., Class A (B)	767	21,860
Tapestry, Inc.	7,717	414,943
Under Armour, Inc., Class A (A)(B)	3,160	56,122
Under Armour, Inc., Class C (A)(B)	3,143	48,245
VF Corp.	6,765	547,086
Consumer staples – 6.5%		26,074,599
Beverages – 1.6%
Brown-Forman Corp., Class A	1,497	79,895
Brown-Forman Corp., Class B	8,284	464,235
Constellation Brands, Inc., Class A	3,052	711,513
Dr. Pepper Snapple Group, Inc.	7,281	873,429
Molson Coors Brewing Company, Class B	5,841	416,113
Monster Beverage Corp. (B)	7,015	385,825
PepsiCo, Inc.	15,946	1,609,589
The Coca-Cola Company	41,060	1,774,203
Food and staples retailing – 1.5%
Costco Wholesale Corp.	5,251	1,035,287
CVS Health Corp.	14,588	1,018,680
Sysco Corp.	10,437	652,730
The Kroger Company	27,926	703,456
US Foods Holding Corp. (B)	3,922	134,054
Walgreens Boots Alliance, Inc.	9,829	653,137
Walmart, Inc.	21,588	1,909,674
Food products – 1.6%
Archer-Daniels-Midland Company	12,366	561,169
Bunge, Ltd.	5,034	363,606
Campbell Soup Company (A)	6,601	269,189
Conagra Brands, Inc.	13,255	491,363
General Mills, Inc.	11,922	521,468
Hormel Foods Corp. (A)	7,629	276,551
Ingredion, Inc.	2,677	324,158
Kellogg Company	5,065	298,329
Lamb Weston Holdings, Inc.	4,473	292,176
McCormick & Company, Inc. (A)	4,164	438,927
Mondelez International, Inc., Class A	18,970	749,315
Pilgrim's Pride Corp. (A)(B)	2,031	43,870
Pinnacle Foods, Inc.	2,780	167,912
Post Holdings, Inc. (B)	1,607	127,869
The Hershey Company	5,413	497,671
The J.M. Smucker Company	3,289	375,209
The Kraft Heinz Company	4,954	279,307
Tyson Foods, Inc., Class A	6,607	463,151
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Household products – 1.0%
Church & Dwight Company, Inc.	5,601	$258,766
Colgate-Palmolive Company	8,975	585,439
Kimberly-Clark Corp.	4,789	495,853
Spectrum Brands Holdings, Inc. (A)	687	49,533
The Clorox Company	4,455	522,126
The Procter & Gamble Company	26,538	1,919,759
Personal products – 0.2%
Coty, Inc., Class A	5,502	95,460
Herbalife Nutrition, Ltd. (B)	1,663	175,829
The Estee Lauder Companies, Inc., Class A	4,439	657,372
Tobacco – 0.6%
Altria Group, Inc.	21,814	1,223,984
Philip Morris International, Inc.	13,749	1,127,418
Energy – 5.6%		22,627,253
Energy equipment and services – 0.6%
Baker Hughes, a GE Company	5,079	183,403
Halliburton Company	10,235	542,353
Helmerich & Payne, Inc.	720	50,076
National Oilwell Varco, Inc.	8,700	336,429
Schlumberger, Ltd.	11,720	803,523
TechnipFMC PLC	12,010	395,850
Oil, gas and consumable fuels – 5.0%
Anadarko Petroleum Corp.	7,956	535,598
Andeavor	5,598	774,315
Antero Resources Corp. (A)(B)	7,826	148,694
Apache Corp.	8,106	331,941
Cabot Oil & Gas Corp.	9,974	238,478
Cheniere Energy Partners LP Holdings LLC	649	18,107
Cheniere Energy, Inc. (B)	3,510	204,142
Chevron Corp.	23,822	2,980,370
Cimarex Energy Company	2,203	221,600
Concho Resources, Inc. (A)(B)	3,462	544,261
ConocoPhillips	11,614	760,717
Continental Resources, Inc. (A)(B)	2,487	164,291
Devon Energy Corp.	8,856	321,738
Diamondback Energy, Inc. (B)	1,669	214,383
Energen Corp. (B)	1,707	111,706
EOG Resources, Inc.	6,112	722,255
EQT Corp.	6,885	345,558
Exxon Mobil Corp.	50,713	3,942,936
Hess Corp.	7,988	455,236
HollyFrontier Corp.	6,933	420,764
Kinder Morgan, Inc.	26,520	419,546
Marathon Oil Corp.	20,387	372,063
Marathon Petroleum Corp.	13,035	976,452
Noble Energy, Inc.	14,892	503,796
Occidental Petroleum Corp.	9,662	746,486
ONEOK, Inc.	8,303	500,007
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	45

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Parsley Energy, Inc., Class A (B)	3,519	$105,676
Phillips 66	6,314	702,811
Pioneer Natural Resources Company	2,510	505,891
RSP Permian, Inc. (B)	771	38,249
Targa Resources Corp.	3,475	163,221
The Williams Companies, Inc.	18,498	475,954
Valero Energy Corp.	11,732	1,301,431
WPX Energy, Inc. (B)	2,747	46,946
Financials – 15.2%		60,991,039
Banks – 5.9%
Bank of America Corp.	102,567	3,068,805
Bank of the Ozarks	1,872	87,610
BB&T Corp.	12,567	663,538
BOK Financial Corp.	391	39,366
CIT Group, Inc.	5,805	307,375
Citigroup, Inc.	29,144	1,989,661
Citizens Financial Group, Inc.	13,929	577,914
Comerica, Inc.	5,557	525,581
Commerce Bancshares, Inc.	2,375	150,860
Cullen/Frost Bankers, Inc.	868	99,343
East West Bancorp, Inc.	4,072	271,277
Fifth Third Bancorp	29,987	994,669
First Horizon National Corp.	1,786	32,684
First Republic Bank	4,030	374,266
Huntington Bancshares, Inc.	29,614	441,545
JPMorgan Chase & Co.	40,789	4,437,027
KeyCorp	29,837	594,353
M&T Bank Corp.	4,353	793,421
PacWest Bancorp	2,891	148,135
People's United Financial, Inc.	8,928	163,293
Regions Financial Corp.	44,575	833,553
Signature Bank (B)	1,322	168,092
SunTrust Banks, Inc.	12,964	865,995
SVB Financial Group (B)	1,248	373,913
Synovus Financial Corp.	1,815	94,870
The PNC Financial Services Group, Inc.	6,583	958,551
U.S. Bancorp	20,491	1,033,771
Wells Fargo & Company	57,248	2,974,606
Western Alliance Bancorp (B)	1,487	87,703
Zions Bancorporation	6,047	331,073
Capital markets – 3.5%
Affiliated Managers Group, Inc.	1,617	266,579
Ameriprise Financial, Inc.	6,004	841,821
BGC Partners, Inc., Class A	1,490	19,906
BlackRock, Inc.	1,130	589,295
Cboe Global Markets, Inc.	2,116	225,946
CME Group, Inc.	4,210	663,833
E*TRADE Financial Corp. (B)	7,520	456,314
Eaton Vance Corp.	2,624	142,719
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
FactSet Research Systems, Inc.	1,163	$219,935
Franklin Resources, Inc.	9,932	334,112
Intercontinental Exchange, Inc.	8,180	592,723
Invesco, Ltd.	11,956	346,365
Janus Henderson Group PLC	1,796	56,736
Lazard, Ltd., Class A	1,359	73,957
LPL Financial Holdings, Inc.	528	31,981
MarketAxess Holdings, Inc. (A)	915	181,746
Moody's Corp.	2,975	482,545
Morgan Stanley	16,425	847,859
MSCI, Inc.	2,918	437,204
Nasdaq, Inc.	3,570	315,302
Northern Trust Corp.	6,673	712,343
Raymond James Financial, Inc.	3,948	354,333
S&P Global, Inc.	5,058	953,939
SEI Investments Company	5,173	327,089
State Street Corp.	6,072	605,864
T. Rowe Price Group, Inc.	7,095	807,553
TD Ameritrade Holding Corp.	5,600	325,304
The Bank of New York Mellon Corp.	17,101	932,176
The Charles Schwab Corp.	15,386	856,692
The Goldman Sachs Group, Inc.	4,241	1,010,758
Virtu Financial, Inc., Class A (A)	161	5,796
Consumer finance – 0.9%
Ally Financial, Inc.	18,988	495,587
American Express Company	9,781	965,874
Capital One Financial Corp.	11,032	999,720
Credit Acceptance Corp. (B)	71	23,490
Discover Financial Services	10,304	734,160
Santander Consumer USA Holdings, Inc.	3,208	59,188
Synchrony Financial	15,312	507,899
Diversified financial services – 1.1%
Berkshire Hathaway, Inc., Class B (B)	20,326	3,937,756
Leucadia National Corp.	8,477	203,787
Voya Financial, Inc.	4,842	253,479
Insurance – 3.8%
Aflac, Inc.	15,798	719,915
Alleghany Corp.	443	254,579
American Financial Group, Inc.	2,522	285,541
American International Group, Inc.	12,820	717,920
Aon PLC	5,131	731,014
Arch Capital Group, Ltd. (B)	3,206	256,897
Arthur J. Gallagher & Company	4,733	331,263
Athene Holding, Ltd., Class A (B)	1,019	49,931
Brighthouse Financial, Inc. (B)	1,422	72,209
Brown & Brown, Inc.	6,798	185,110
Chubb, Ltd.	4,437	601,968
Cincinnati Financial Corp.	4,526	318,359
CNA Financial Corp.	1,034	52,176
46	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Insurance (continued)
Erie Indemnity Company, Class A	608	$70,996
Everest Re Group, Ltd.	1,399	325,505
First American Financial Corp.	1,163	59,441
FNF Group	7,668	282,412
Lincoln National Corp.	8,374	591,539
Loews Corp.	9,377	491,917
Markel Corp. (B)	310	350,312
Marsh & McLennan Companies, Inc.	7,725	629,588
MetLife, Inc.	10,562	503,491
Old Republic International Corp.	6,313	128,785
Principal Financial Group, Inc.	10,847	642,359
Prudential Financial, Inc.	7,672	815,687
Reinsurance Group of America, Inc.	2,361	352,733
RenaissanceRe Holdings, Ltd.	1,069	145,427
The Allstate Corp.	6,645	650,014
The Hartford Financial Services Group, Inc.	15,737	847,280
The Progressive Corp.	11,464	691,165
The Travelers Companies, Inc.	7,353	967,655
Torchmark Corp.	4,021	348,782
Unum Group	9,604	464,642
W.R. Berkley Corp.	3,471	258,798
Willis Towers Watson PLC	3,205	475,975
XL Group, Ltd.	8,365	465,010
Thrifts and mortgage finance – 0.0%
New York Community Bancorp, Inc. (A)	14,489	172,129
Health care – 12.3%		49,391,242
Biotechnology – 2.0%
AbbVie, Inc.	15,001	1,448,347
Alexion Pharmaceuticals, Inc. (B)	3,395	399,354
Alkermes PLC (A)(B)	2,496	110,498
Alnylam Pharmaceuticals, Inc. (B)	577	54,544
Amgen, Inc.	9,411	1,642,031
Biogen, Inc. (B)	2,814	769,910
BioMarin Pharmaceutical, Inc. (B)	2,669	222,888
Bluebird Bio, Inc. (B)	369	62,785
Celgene Corp. (B)	7,729	673,196
Exelixis, Inc. (B)	3,803	79,178
Gilead Sciences, Inc.	17,318	1,250,879
Incyte Corp. (B)	2,315	143,391
Ionis Pharmaceuticals, Inc. (A)(B)	1,244	53,529
Neurocrine Biosciences, Inc. (A)(B)	322	26,108
Regeneron Pharmaceuticals, Inc. (B)	909	276,045
Sage Therapeutics, Inc. (B)	162	23,315
Seattle Genetics, Inc. (A)(B)	1,365	69,874
United Therapeutics Corp. (B)	1,469	161,752
Vertex Pharmaceuticals, Inc. (B)	2,913	446,155
Health care equipment and supplies – 2.8%
Abbott Laboratories	22,140	1,286,998
ABIOMED, Inc. (B)	636	191,404
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care equipment and supplies (continued)
Align Technology, Inc. (B)	1,323	$330,552
Baxter International, Inc.	8,510	591,445
Becton, Dickinson and Company	3,510	813,864
Boston Scientific Corp. (B)	18,023	517,621
Danaher Corp.	7,268	729,126
DENTSPLY SIRONA, Inc.	6,496	327,009
Edwards Lifesciences Corp. (B)	5,566	708,886
Hill-Rom Holdings, Inc.	456	39,138
Hologic, Inc. (B)	10,000	387,900
IDEXX Laboratories, Inc. (B)	2,676	520,455
Intuitive Surgical, Inc. (B)	1,485	654,558
Medtronic PLC	14,143	1,133,279
ResMed, Inc.	4,085	386,604
STERIS PLC	2,046	193,388
Stryker Corp.	4,632	784,753
Teleflex, Inc.	1,090	291,989
The Cooper Companies, Inc.	1,288	294,578
Varian Medical Systems, Inc. (B)	3,144	363,415
West Pharmaceutical Services, Inc.	1,458	128,610
Zimmer Biomet Holdings, Inc.	5,134	591,283
Health care providers and services – 3.4%
Aetna, Inc.	5,170	925,689
AmerisourceBergen Corp.	5,188	469,929
Anthem, Inc.	4,552	1,074,226
Cardinal Health, Inc.	8,560	549,295
Centene Corp. (B)	5,214	566,136
Cigna Corp.	5,714	981,779
DaVita, Inc. (B)	9,005	565,424
Express Scripts Holding Company (B)	12,317	932,397
HCA Healthcare, Inc.	3,807	364,482
Henry Schein, Inc. (A)(B)	6,061	460,636
Humana, Inc.	2,849	838,119
Laboratory Corp. of America Holdings (B)	4,425	755,569
McKesson Corp.	3,994	623,903
Quest Diagnostics, Inc.	7,268	735,522
UnitedHealth Group, Inc.	12,231	2,891,408
Universal Health Services, Inc., Class B	4,148	473,702
WellCare Health Plans, Inc. (B)	1,185	243,115
Health care technology – 0.2%
athenahealth, Inc. (B)	700	85,729
Cerner Corp. (B)	9,841	573,238
Veeva Systems, Inc., Class A (B)	1,376	96,499
Life sciences tools and services – 0.9%
Agilent Technologies, Inc.	9,848	647,408
Bio-Rad Laboratories, Inc., Class A (B)	380	96,410
Charles River Laboratories International, Inc. (B)	321	33,445
Illumina, Inc. (B)	2,138	515,108
IQVIA Holdings, Inc. (B)	3,536	338,607
Mettler-Toledo International, Inc. (B)	856	479,300
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	47

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Life sciences tools and services (continued)
PerkinElmer, Inc.	3,017	$221,327
Thermo Fisher Scientific, Inc.	4,667	981,703
Waters Corp. (B)	2,584	486,851
Pharmaceuticals – 3.0%
Allergan PLC	3,166	486,456
Bristol-Myers Squibb Company	14,018	730,758
Catalent, Inc. (B)	1,449	59,568
Eli Lilly & Company	10,893	883,096
Jazz Pharmaceuticals PLC (B)	1,539	233,990
Johnson & Johnson	29,302	3,706,410
Merck & Company, Inc.	31,000	1,824,970
Mylan NV (B)	13,206	511,865
Nektar Therapeutics (B)	580	48,523
Perrigo Company PLC	3,335	260,597
Pfizer, Inc.	69,833	2,556,586
Zoetis, Inc.	10,791	900,833
Industrials – 12.6%		50,706,535
Aerospace and defense – 2.7%
Arconic, Inc.	11,497	204,762
BWX Technologies, Inc.	961	65,156
Curtiss-Wright Corp.	288	36,876
General Dynamics Corp.	3,414	687,272
Harris Corp.	4,946	773,653
HEICO Corp.	400	35,140
HEICO Corp., Class A	952	68,687
Hexcel Corp.	617	41,012
Huntington Ingalls Industries, Inc.	1,376	334,657
L3 Technologies, Inc.	2,710	530,835
Lockheed Martin Corp.	2,965	951,291
Northrop Grumman Corp.	2,617	842,779
Orbital ATK, Inc.	1,330	176,065
Raytheon Company	4,658	954,611
Rockwell Collins, Inc.	5,383	713,463
Spirit AeroSystems Holdings, Inc., Class A	3,554	285,635
Teledyne Technologies, Inc. (B)	350	65,482
Textron, Inc.	8,950	556,153
The Boeing Company	5,873	1,958,998
TransDigm Group, Inc.	1,203	385,646
United Technologies Corp.	10,255	1,232,138
Air freight and logistics – 0.7%
C.H. Robinson Worldwide, Inc.	4,929	453,616
Expeditors International of Washington, Inc.	5,859	374,156
FedEx Corp.	4,015	992,508
United Parcel Service, Inc., Class B	7,287	827,075
XPO Logistics, Inc. (A)(B)	2,421	235,224
Airlines – 0.9%
Alaska Air Group, Inc.	4,598	298,548
American Airlines Group, Inc.	15,574	668,592
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Airlines (continued)
Copa Holdings SA, Class A	401	$46,985
Delta Air Lines, Inc.	16,203	846,121
JetBlue Airways Corp. (B)	8,721	167,356
Southwest Airlines Company	13,835	730,903
United Continental Holdings, Inc. (B)	13,003	878,223
Building products – 0.5%
Allegion PLC	2,589	199,819
AO Smith Corp.	3,405	208,897
Fortune Brands Home & Security, Inc.	4,498	245,996
Johnson Controls International PLC	15,401	521,632
Lennox International, Inc.	1,067	206,326
Masco Corp.	8,127	307,769
Owens Corning	3,582	234,585
Commercial services and supplies – 0.7%
ADT, Inc.	704	6,273
Cintas Corp.	3,503	596,561
Copart, Inc. (B)	5,160	263,573
KAR Auction Services, Inc.	4,009	208,428
Republic Services, Inc.	10,931	707,017
Rollins, Inc.	2,423	117,564
Stericycle, Inc. (A)(B)	2,204	129,397
Waste Management, Inc.	9,149	743,722
Construction and engineering – 0.2%
AECOM (B)	3,845	132,422
Fluor Corp.	5,892	347,333
Jacobs Engineering Group, Inc.	3,801	220,800
Quanta Services, Inc. (B)	2,232	72,540
Electrical equipment – 0.8%
Acuity Brands, Inc. (A)	968	115,937
AMETEK, Inc.	7,213	503,467
Eaton Corp. PLC	8,234	617,797
Emerson Electric Company	11,000	730,510
Hubbell, Inc.	1,697	176,250
Rockwell Automation, Inc.	4,290	705,834
Sensata Technologies Holding PLC (A)(B)	5,007	253,955
Industrial conglomerates – 1.2%
3M Company	6,960	1,352,953
Carlisle Companies, Inc.	2,156	232,266
General Electric Company	84,061	1,182,738
Honeywell International, Inc.	8,586	1,242,222
Roper Technologies, Inc.	2,904	767,208
Machinery – 2.7%
AGCO Corp.	355	22,251
Allison Transmission Holdings, Inc.	4,454	173,661
Caterpillar, Inc.	8,091	1,168,017
Crane Company	268	22,416
Cummins, Inc.	4,225	675,409
Deere & Company	6,830	924,304
Donaldson Company, Inc.	4,266	188,813
48	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery (continued)
Dover Corp.	7,148	$662,620
Flowserve Corp. (A)	4,909	218,009
Fortive Corp.	7,613	535,270
Gardner Denver Holdings, Inc. (B)	449	14,202
Graco, Inc.	2,807	123,480
IDEX Corp.	2,309	308,621
Illinois Tool Works, Inc.	5,591	794,034
Ingersoll-Rand PLC	9,171	769,355
Lincoln Electric Holdings, Inc.	1,767	146,431
Nordson Corp.	1,225	157,535
Oshkosh Corp.	1,618	116,755
PACCAR, Inc.	12,369	787,534
Parker-Hannifin Corp.	4,808	791,493
Pentair PLC	5,098	342,993
Snap-on, Inc.	1,844	267,841
Stanley Black & Decker, Inc.	5,202	736,551
The Middleby Corp. (A)(B)	1,412	177,686
The Toro Company	2,488	145,274
WABCO Holdings, Inc. (B)	1,518	195,807
Wabtec Corp. (A)	2,404	213,499
Xylem, Inc.	4,861	354,367
Professional services – 0.6%
CoStar Group, Inc. (B)	686	251,529
Equifax, Inc.	4,542	508,931
IHS Markit, Ltd. (B)	2,809	138,006
ManpowerGroup, Inc.	3,057	292,616
Nielsen Holdings PLC	7,393	232,510
Robert Half International, Inc.	4,166	253,085
TransUnion (B)	2,863	185,837
Verisk Analytics, Inc. (B)	4,526	481,793
Road and rail – 1.2%
AMERCO	237	79,992
CSX Corp.	19,114	1,135,180
J.B. Hunt Transport Services, Inc. (A)	3,957	464,671
Kansas City Southern	3,583	382,055
Norfolk Southern Corp.	6,745	967,705
Old Dominion Freight Line, Inc.	2,016	269,862
Union Pacific Corp.	10,572	1,412,736
Trading companies and distributors – 0.4%
Fastenal Company (A)	8,896	444,711
HD Supply Holdings, Inc. (B)	5,212	201,757
United Rentals, Inc. (B)	3,110	466,500
W.W. Grainger, Inc.	2,201	619,251
Watsco, Inc. (A)	670	112,171
Information technology – 21.7%		86,960,736
Communications equipment – 1.1%
Arista Networks, Inc. (B)	777	205,555
Cisco Systems, Inc.	56,433	2,499,418
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Communications equipment (continued)
CommScope Holding Company, Inc. (B)	5,860	$223,969
EchoStar Corp., Class A (B)	515	27,058
F5 Networks, Inc. (B)	2,110	344,120
Juniper Networks, Inc.	12,729	313,006
Motorola Solutions, Inc.	4,607	505,987
Palo Alto Networks, Inc. (B)	1,257	241,985
Electronic equipment, instruments and components – 1.2%
Amphenol Corp., Class A	11,183	936,129
Arrow Electronics, Inc. (B)	3,893	290,963
Avnet, Inc.	4,907	192,502
CDW Corp.	4,324	308,258
Cognex Corp.	2,220	102,675
Coherent, Inc. (B)	105	17,663
Corning, Inc.	28,261	763,612
Dolby Laboratories, Inc., Class A	1,072	64,127
Flex, Ltd. (B)	25,122	326,586
FLIR Systems, Inc.	1,976	105,815
IPG Photonics Corp. (B)	818	174,259
Keysight Technologies, Inc. (B)	4,675	241,604
National Instruments Corp.	987	40,358
TE Connectivity, Ltd.	8,334	764,645
Trimble, Inc. (B)	6,775	234,415
Universal Display Corp. (A)	214	18,843
Zebra Technologies Corp., Class A (B)	561	75,640
Internet software and services – 2.8%
Akamai Technologies, Inc. (B)	5,501	394,147
Alphabet, Inc., Class A (B)	4,927	5,018,544
Alphabet, Inc., Class C (B)	807	820,985
ANGI Homeservices, Inc., Class A (A)(B)	229	3,059
eBay, Inc. (B)	21,909	829,913
Facebook, Inc., Class A (B)	17,995	3,095,140
GoDaddy, Inc., Class A (B)	1,162	75,019
GrubHub, Inc. (A)(B)	352	35,601
InterActiveCorp (B)	2,281	369,841
LogMeIn, Inc.	1,067	117,583
Match Group, Inc. (A)(B)	522	24,597
Nutanix, Inc., Class A (B)	399	20,185
Twitter, Inc. (B)	7,444	225,628
VeriSign, Inc. (A)(B)	2,804	329,246
Zillow Group, Inc., Class A (B)	530	25,636
Zillow Group, Inc., Class C (A)(B)	1,477	71,620
IT services – 4.3%
Accenture PLC, Class A	8,079	1,221,545
Alliance Data Systems Corp.	2,097	425,796
Amdocs, Ltd.	5,863	394,287
Automatic Data Processing, Inc.	7,368	870,013
Black Knight, Inc. (B)	2,851	138,701
Booz Allen Hamilton Holding Corp.	2,737	108,467
Broadridge Financial Solutions, Inc.	3,550	380,596
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	49

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
IT services (continued)
Cognizant Technology Solutions Corp., Class A	10,353	$847,082
DXC Technology Company	6,350	654,431
EPAM Systems, Inc. (B)	293	33,505
Fidelity National Information Services, Inc.	7,588	720,632
First Data Corp., Class A (B)	9,720	175,932
Fiserv, Inc. (B)	9,806	694,853
FleetCor Technologies, Inc. (B)	2,259	468,246
Gartner, Inc. (B)	2,244	272,175
Genpact, Ltd.	3,379	107,756
Global Payments, Inc.	3,572	403,815
IBM Corp.	9,993	1,448,585
Jack Henry & Associates, Inc.	2,344	280,061
Leidos Holdings, Inc.	4,012	257,691
Mastercard, Inc., Class A	11,089	1,976,836
Paychex, Inc.	9,428	571,054
PayPal Holdings, Inc. (B)	11,495	857,642
Sabre Corp.	4,621	95,377
Square, Inc., Class A (B)	2,400	113,616
The Western Union Company	15,871	313,452
Total System Services, Inc.	6,345	533,361
Visa, Inc., Class A	18,558	2,354,639
WEX, Inc. (B)	220	35,622
Worldpay, Inc., Class A (B)	5,287	429,410
Semiconductors and semiconductor equipment – 3.9%
Advanced Micro Devices, Inc. (A)(B)	9,070	98,682
Analog Devices, Inc.	8,163	713,038
Applied Materials, Inc.	18,692	928,432
Broadcom, Inc.	4,394	1,008,071
Cavium, Inc. (B)	301	22,578
Cypress Semiconductor Corp.	2,296	33,476
First Solar, Inc. (B)	507	35,951
Intel Corp.	71,515	3,691,604
KLA-Tencor Corp.	1,687	171,635
Lam Research Corp.	4,489	830,734
Marvell Technology Group, Ltd.	13,701	274,842
Maxim Integrated Products, Inc.	9,005	490,773
Microchip Technology, Inc. (A)	6,373	533,165
Micron Technology, Inc. (B)	28,680	1,318,706
Microsemi Corp. (B)	2,369	153,251
MKS Instruments, Inc.	420	43,008
NVIDIA Corp.	5,578	1,254,492
ON Semiconductor Corp. (B)	10,710	236,477
Qorvo, Inc. (B)	3,352	225,925
QUALCOMM, Inc.	18,467	942,002
Skyworks Solutions, Inc.	6,086	528,021
Teradyne, Inc.	4,177	135,961
Texas Instruments, Inc.	12,376	1,255,298
Xilinx, Inc.	9,325	599,038
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software – 4.8%
Activision Blizzard, Inc.	12,299	$816,039
Adobe Systems, Inc. (B)	4,075	903,020
ANSYS, Inc. (B)	2,353	380,386
Aspen Technology, Inc. (B)	365	32,029
Atlassian Corp. PLC, Class A (A)(B)	1,004	56,204
Autodesk, Inc. (B)	4,504	567,054
CA, Inc.	13,228	460,334
Cadence Design Systems, Inc. (B)	7,578	303,575
CDK Global, Inc.	3,774	246,216
Citrix Systems, Inc. (B)	4,814	495,409
Dell Technologies, Inc., Class V (B)	5,408	388,132
Electronic Arts, Inc. (B)	4,932	581,877
Fortinet, Inc. (B)	2,101	116,311
Guidewire Software, Inc. (A)(B)	603	51,026
Intuit, Inc.	4,725	873,133
Microsoft Corp.	76,590	7,162,697
Oracle Corp.	41,495	1,895,077
Paycom Software, Inc. (A)(B)	309	35,291
PTC, Inc. (B)	1,593	131,184
Red Hat, Inc. (B)	4,262	694,962
salesforce.com, Inc. (B)	4,614	558,248
ServiceNow, Inc. (B)	2,513	417,510
Snap, Inc., Class A (A)(B)	1,207	17,296
Splunk, Inc. (B)	2,005	205,813
SS&C Technologies Holdings, Inc.	5,168	256,591
Symantec Corp.	21,066	585,424
Synopsys, Inc. (B)	4,486	383,598
Tableau Software, Inc., Class A (B)	464	39,463
Take-Two Interactive Software, Inc. (B)	1,647	164,222
The Ultimate Software Group, Inc. (B)	426	102,206
Tyler Technologies, Inc. (B)	622	136,168
VMware, Inc., Class A (B)	1,146	152,716
Workday, Inc., Class A (B)	1,833	228,832
Technology hardware, storage and peripherals – 3.6%
Apple, Inc.	64,763	10,702,735
Hewlett Packard Enterprise Company	31,521	537,433
HP, Inc.	27,681	594,865
NetApp, Inc.	9,450	629,181
Seagate Technology PLC	12,329	713,726
Western Digital Corp.	11,360	895,054
Xerox Corp.	8,376	263,425
Materials – 4.0%		15,957,262
Chemicals – 2.3%
Air Products & Chemicals, Inc.	3,619	587,328
Albemarle Corp.	3,158	306,200
Axalta Coating Systems, Ltd. (B)	6,022	186,080
Celanese Corp., Series A	4,980	541,177
CF Industries Holdings, Inc.	9,048	351,062
DowDuPont, Inc.	19,091	1,207,315
50	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Chemicals (continued)
Eastman Chemical Company	5,985	$610,949
Ecolab, Inc.	4,192	606,876
FMC Corp.	3,973	316,767
Huntsman Corp.	5,042	150,100
International Flavors & Fragrances, Inc.	2,559	361,484
LyondellBasell Industries NV, Class A	5,756	608,582
Monsanto Company	5,694	713,857
Olin Corp.	2,703	81,604
PPG Industries, Inc.	5,485	580,752
Praxair, Inc.	4,506	687,255
RPM International, Inc.	4,295	207,449
The Chemours Company	2,861	138,501
The Mosaic Company	8,787	236,810
The Scotts Miracle-Gro Company (A)	1,217	101,717
The Sherwin-Williams Company	1,558	572,814
Westlake Chemical Corp.	1,096	117,239
Construction materials – 0.2%
Martin Marietta Materials, Inc.	1,830	356,429
Vulcan Materials Company	3,813	425,874
Containers and packaging – 0.8%
AptarGroup, Inc.	1,420	132,770
Avery Dennison Corp.	2,325	243,683
Ball Corp.	10,969	439,747
Berry Global Group, Inc. (B)	3,423	188,265
Crown Holdings, Inc. (B)	4,151	206,886
International Paper Company	15,878	818,670
Packaging Corp. of America	3,267	377,959
Sealed Air Corp. (A)	5,827	255,514
WestRock Company	5,933	350,996
Metals and mining – 0.7%
Alcoa Corp. (B)	5,125	262,400
Freeport-McMoRan, Inc.	41,576	632,371
Newmont Mining Corp.	14,596	573,477
Nucor Corp.	11,099	683,920
Reliance Steel & Aluminum Company	2,420	212,766
Royal Gold, Inc.	367	32,590
Southern Copper Corp. (A)	1,603	84,654
Steel Dynamics, Inc.	6,933	310,668
United States Steel Corp.	2,829	95,705
Real estate – 3.2%		12,779,487
Equity real estate investment trusts – 3.0%
Alexandria Real Estate Equities, Inc.	1,851	230,579
American Campus Communities, Inc.	2,303	90,070
American Homes 4 Rent, Class A	3,305	66,761
American Tower Corp.	4,316	588,530
Apartment Investment & Management Company, Class A	3,285	133,371
AvalonBay Communities, Inc.	2,795	455,585
Boston Properties, Inc.	3,277	397,861
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Camden Property Trust	1,862	$159,015
Crown Castle International Corp.	4,804	484,579
DCT Industrial Trust, Inc.	383	25,113
Digital Realty Trust, Inc.	3,384	357,655
Douglas Emmett, Inc.	2,336	87,063
Duke Realty Corp.	7,518	203,738
Equinix, Inc.	1,017	427,943
Equity LifeStyle Properties, Inc.	1,538	137,128
Equity Residential	6,881	424,627
Essex Property Trust, Inc.	1,379	330,533
Extra Space Storage, Inc.	2,475	221,735
Federal Realty Investment Trust	1,513	175,281
Forest City Realty Trust, Inc., Class A	4,373	87,722
Gaming and Leisure Properties, Inc.	3,369	115,456
GGP, Inc.	8,637	172,654
HCP, Inc.	9,688	226,312
Healthcare Trust of America, Inc., Class A	819	20,467
Host Hotels & Resorts, Inc.	16,131	315,522
Hudson Pacific Properties, Inc.	1,675	55,057
Invitation Homes, Inc.	1,775	41,074
Iron Mountain, Inc.	5,589	189,691
Kilroy Realty Corp.	1,925	137,965
Kimco Realty Corp.	8,930	129,574
Lamar Advertising Company, Class A	1,532	97,604
Liberty Property Trust	3,137	131,189
MGM Growth Properties LLC, Class A	1,023	28,613
Mid-America Apartment Communities, Inc.	1,943	177,707
National Retail Properties, Inc.	2,794	106,284
Omega Healthcare Investors, Inc.	3,682	95,658
Park Hotels & Resorts, Inc.	2,239	64,438
Prologis, Inc.	7,449	483,515
Public Storage	1,642	331,323
Realty Income Corp.	5,460	275,785
Regency Centers Corp.	2,352	138,415
SBA Communications Corp. (B)	3,191	511,294
Simon Property Group, Inc.	3,056	477,775
SL Green Realty Corp.	2,144	209,555
Sun Communities, Inc.	1,217	114,215
The Macerich Company	3,028	174,473
UDR, Inc.	5,635	203,705
Ventas, Inc.	6,487	333,562
VEREIT, Inc.	16,821	114,383
VICI Properties, Inc.	1,306	23,743
Vornado Realty Trust	3,842	261,371
Welltower, Inc.	6,014	321,388
Weyerhaeuser Company	21,375	786,173
WP Carey, Inc.	2,126	135,745
Real estate management and development – 0.2%
CBRE Group, Inc., Class A (B)	8,591	389,258
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	51

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Real estate management and development (continued)
Jones Lang LaSalle, Inc.	1,251	$212,057
The Howard Hughes Corp. (B)	677	91,598
Telecommunication services – 1.3%		5,145,103
Diversified telecommunication services – 1.2%
AT&T, Inc.	63,905	2,089,694
CenturyLink, Inc.	28,151	523,046
Verizon Communications, Inc.	41,414	2,043,781
Zayo Group Holdings, Inc. (B)	4,251	154,311
Wireless telecommunication services – 0.1%
Sprint Corp. (A)(B)	11,576	64,941
T-Mobile US, Inc. (B)	4,451	269,330
Utilities – 4.2%		16,859,463
Electric utilities – 2.3%
Alliant Energy Corp. (A)	6,931	297,686
American Electric Power Company, Inc.	11,367	795,463
Avangrid, Inc.	655	34,525
Duke Energy Corp.	7,693	616,671
Edison International	12,015	787,223
Entergy Corp.	6,958	567,703
Eversource Energy	9,404	566,591
Exelon Corp.	20,121	798,401
FirstEnergy Corp.	13,583	467,255
Great Plains Energy, Inc.	2,922	95,637
NextEra Energy, Inc.	6,221	1,019,684
OGE Energy Corp.	8,140	267,562
PG&E Corp.	9,548	440,163
Pinnacle West Capital Corp.	4,271	343,816
PPL Corp.	16,306	474,505
The Southern Company	13,186	608,138
Westar Energy, Inc.	4,116	223,005
Xcel Energy, Inc.	18,725	877,079
Gas utilities – 0.1%
Atmos Energy Corp.	2,797	243,031
UGI Corp.	5,992	289,953
Independent power and renewable electricity producers – 0.2%
AES Corp.	25,927	317,346
NRG Energy, Inc.	5,521	171,151
Vistra Energy Corp. (B)	2,844	64,985
Multi-utilities – 1.5%
Ameren Corp.	9,272	543,525
CenterPoint Energy, Inc.	15,941	403,786
CMS Energy Corp.	8,698	410,459
Consolidated Edison, Inc.	10,159	814,041
Dominion Energy, Inc.	8,581	571,151
DTE Energy Company	6,210	654,534
MDU Resources Group, Inc.	4,349	122,511
NiSource, Inc.	13,744	335,216
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Multi-utilities (continued)
Public Service Enterprise Group, Inc.	19,608	$1,022,557
SCANA Corp.	4,451	163,663
Sempra Energy	3,513	392,753
Vectren Corp.	460	32,324
WEC Energy Group, Inc.	8,294	533,138
Water utilities – 0.1%
American Water Works Company, Inc.	4,661	403,549
Aqua America, Inc.	2,523	88,683

SECURITIES LENDING COLLATERAL – 2.4%		$9,548,172
(Cost $9,547,905)
John Hancock Collateral Trust, 1.8834% (C)(D)	954,493	9,548,172

SHORT-TERM INVESTMENTS – 0.0%		$200,862
(Cost $200,862)
Money market funds – 0.0%		200,862
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (C)	200,862	200,862
Total investments (Multifactor Large Cap ETF) (Cost $361,594,048) 102.4%		$410,859,508
Other assets and liabilities, net (2.4%)		(9,600,008)
Total net assets 100.0%		$401,259,500

Security Abbreviations and Legend
(A)	A portion of this security is on loan as of 4-30-18.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 4-30-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR MATERIALS ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$23,111,411
(Cost $19,912,125)
Energy – 0.8%		188,377
Oil, gas and consumable fuels – 0.8%
Peabody Energy Corp.	5,112	188,377
Industrials – 2.4%		543,738
Aerospace and defense – 1.7%
Arconic, Inc.	22,101	393,619
Trading companies and distributors – 0.7%
Univar, Inc. (A)	5,447	150,119
Information technology – 0.8%		175,267
Semiconductors and semiconductor equipment – 0.8%
Versum Materials, Inc.	4,982	175,267
52	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MATERIALS ETF (continued)

	Shares or Principal Amount	Value
Materials – 96.0%		$22,204,029
Chemicals – 64.2%
Air Products & Chemicals, Inc.	5,327	864,519
Albemarle Corp.	4,948	479,758
Ashland Global Holdings, Inc.	3,486	230,703
Axalta Coating Systems, Ltd. (A)	11,758	363,322
Celanese Corp., Series A	7,279	791,009
CF Industries Holdings, Inc.	12,007	465,872
DowDuPont, Inc.	20,269	1,281,812
Eastman Chemical Company	8,947	913,310
Ecolab, Inc.	6,171	893,376
FMC Corp.	5,103	406,862
Huntsman Corp.	13,092	389,749
International Flavors & Fragrances, Inc.	3,397	479,860
LyondellBasell Industries NV, Class A	10,018	1,059,201
Monsanto Company	9,732	1,220,101
NewMarket Corp.	487	184,841
Olin Corp.	10,088	304,557
PPG Industries, Inc.	11,791	1,248,431
Praxair, Inc.	7,129	1,087,315
RPM International, Inc.	7,767	375,146
The Chemours Company	8,288	401,222
The Mosaic Company	20,128	542,450
The Scotts Miracle-Gro Company	2,315	193,488
Valvoline, Inc.	8,617	174,753
W.R. Grace & Company	3,531	241,662
Westlake Chemical Corp.	2,278	243,678
Containers and packaging – 6.7%
Avery Dennison Corp.	4,452	466,614
International Paper Company	21,197	1,092,917
Metals and mining – 25.1%
Alcoa Corp. (A)	11,748	601,498
Freeport-McMoRan, Inc.	77,620	1,180,600
Newmont Mining Corp.	27,471	1,079,336
Nucor Corp.	19,627	1,209,416
Reliance Steel & Aluminum Company	4,098	360,296
Royal Gold, Inc.	3,381	300,233
Southern Copper Corp.	2,532	133,715
Steel Dynamics, Inc.	13,021	583,471
United States Steel Corp.	10,610	358,936

SHORT-TERM INVESTMENTS – 0.1%		$37,442
(Cost $37,442)
Money market funds – 0.1%		37,442
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (B)	37,442	37,442
Total investments (Multifactor Materials ETF) (Cost $19,949,567) 100.1%		$23,148,853
Other assets and liabilities, net (0.1%)		(28,814)
Total net assets 100.0%		$23,120,039

MULTIFACTOR MATERIALS ETF (continued)

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 4-30-18.
MULTIFACTOR MID CAP ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$331,717,002
(Cost $301,942,977)
Consumer discretionary – 13.2%		43,753,359
Auto components – 1.4%
Adient PLC (A)	5,119	313,744
Aptiv PLC	7,362	622,678
Autoliv, Inc. (A)	5,191	695,854
BorgWarner, Inc.	11,154	545,877
Delphi Technologies PLC	4,657	225,445
Gentex Corp.	21,842	496,687
Lear Corp.	5,424	1,014,125
The Goodyear Tire & Rubber Company	28,551	716,916
Automobiles – 0.3%
Harley-Davidson, Inc.	13,121	539,667
Thor Industries, Inc.	3,306	350,899
Distributors – 0.5%
Genuine Parts Company	8,708	769,091
LKQ Corp. (B)	13,537	419,918
Pool Corp.	2,766	383,948
Diversified consumer services – 0.6%
Bright Horizons Family Solutions, Inc. (B)	2,829	268,416
Grand Canyon Education, Inc. (B)	1,843	191,654
H&R Block, Inc.	12,023	332,436
Service Corp. International	18,525	676,348
ServiceMaster Global Holdings, Inc. (B)	10,406	526,544
Weight Watchers International, Inc. (B)	659	46,163
Hotels, restaurants and leisure – 2.0%
Aramark	16,530	618,057
Caesars Entertainment Corp. (A)(B)	2,693	30,566
Chipotle Mexican Grill, Inc. (A)(B)	1,180	499,529
Choice Hotels International, Inc.	833	66,682
Darden Restaurants, Inc.	7,495	695,986
Domino's Pizza, Inc.	2,530	611,577
Dunkin' Brands Group, Inc. (A)	6,687	407,640
Hilton Grand Vacations, Inc. (B)	2,158	92,794
Hyatt Hotels Corp., Class A	2,573	197,787
International Game Technology PLC	7,458	210,838
MGM Resorts International	22,482	706,384
Norwegian Cruise Line Holdings, Ltd. (B)	7,281	389,315
Six Flags Entertainment Corp. (A)	4,674	295,584
Vail Resorts, Inc.	2,310	529,706
Wyndham Worldwide Corp.	6,374	727,975
Wynn Resorts, Ltd.	2,905	540,882
Household durables – 1.7%
D.R. Horton, Inc.	18,711	825,904
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	53

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Household durables (continued)
Garmin, Ltd.	6,627	$388,806
Leggett & Platt, Inc.	11,269	456,958
Lennar Corp., A Shares	13,346	705,870
Lennar Corp., B Shares	846	36,116
Mohawk Industries, Inc. (B)	3,220	675,814
NVR, Inc. (B)	220	682,000
PulteGroup, Inc.	22,589	685,802
Toll Brothers, Inc.	11,301	476,450
Whirlpool Corp.	5,228	810,079
Internet and direct marketing retail – 0.4%
Expedia Group, Inc.	4,187	482,091
Qurate Retail Group, Inc. QVC Group, Class A (B)	27,323	639,631
TripAdvisor, Inc. (A)(B)	4,919	184,069
Wayfair, Inc., Class A (A)(B)	1,057	65,851
Leisure products – 0.5%
Brunswick Corp.	6,284	376,286
Hasbro, Inc.	6,246	550,210
Mattel, Inc. (A)	20,543	304,036
Polaris Industries, Inc. (A)	3,989	418,127
Media – 1.4%
Altice USA, Inc., Class A (A)(B)	2,177	38,968
Cable One, Inc.	99	62,877
Cinemark Holdings, Inc.	9,301	364,320
Discovery, Inc., Series A (A)(B)	6,070	143,556
Discovery, Inc., Series C (B)	8,781	195,114
GCI Liberty, Inc., Class A (B)	4,406	196,508
Liberty Broadband Corp., Series A (B)	1,125	79,290
Liberty Broadband Corp., Series C (B)	4,231	299,936
Liberty Media Corp.-Liberty Formula One, Series A (A)(B)	567	15,938
Liberty Media Corp.-Liberty Formula One, Series C (A)(B)	10,442	308,248
Liberty Media Corp.-Liberty SiriusXM, Series A (B)	5,886	245,858
Lions Gate Entertainment Corp., Class A	2,169	53,986
Lions Gate Entertainment Corp., Class B	5,616	129,280
Live Nation Entertainment, Inc. (B)	9,068	357,914
News Corp., Class A	26,861	429,239
News Corp., Class B	8,157	132,551
Omnicom Group, Inc.	5,944	437,835
The Interpublic Group of Companies, Inc.	29,433	694,324
The Madison Square Garden Company, Class A (B)	1,578	383,486
Viacom, Inc., Class A	160	5,688
Viacom, Inc., Class B	6,199	186,962
Multiline retail – 1.0%
Dollar Tree, Inc. (B)	10,808	1,036,379
Kohl's Corp.	15,270	948,572
Macy's, Inc.	21,967	682,515
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Multiline retail (continued)
Nordstrom, Inc. (A)	8,619	$435,777
Specialty retail – 2.1%
Advance Auto Parts, Inc.	4,791	548,330
AutoNation, Inc. (B)	6,594	304,577
AutoZone, Inc. (B)	314	196,099
Best Buy Company, Inc.	15,725	1,203,434
Burlington Stores, Inc. (B)	4,666	633,876
CarMax, Inc. (A)(B)	11,004	687,750
Floor & Decor Holdings, Inc., Class A (A)(B)	758	42,137
Foot Locker, Inc.	9,861	424,812
L Brands, Inc.	4,837	168,860
Penske Automotive Group, Inc.	3,522	158,842
The Gap, Inc.	9,655	282,312
The Michaels Companies, Inc. (B)	5,401	100,567
Tiffany & Company	4,908	504,690
Tractor Supply Company	9,043	614,924
Ulta Beauty, Inc. (B)	3,074	771,297
Williams-Sonoma, Inc. (A)	7,446	355,919
Textiles, apparel and luxury goods – 1.3%
Carter's, Inc.	4,143	415,626
Columbia Sportswear Company	1,671	138,710
Hanesbrands, Inc. (A)	24,180	446,605
Lululemon Athletica, Inc. (B)	4,680	467,064
Michael Kors Holdings, Ltd. (B)	10,097	690,837
PVH Corp.	4,386	700,313
Ralph Lauren Corp.	3,843	422,154
Skechers U.S.A., Inc., Class A (B)	8,236	234,726
Tapestry, Inc.	11,553	621,205
Under Armour, Inc., Class A (A)(B)	6,823	121,176
Under Armour, Inc., Class C (A)(B)	7,139	109,584
Consumer staples – 3.5%		11,602,855
Beverages – 0.8%
Brown-Forman Corp., Class A	538	28,713
Brown-Forman Corp., Class B	13,809	773,856
Dr. Pepper Snapple Group, Inc.	9,998	1,199,360
Molson Coors Brewing Company, Class B	6,980	497,255
National Beverage Corp. (A)	342	30,219
Food and staples retailing – 0.2%
Casey's General Stores, Inc. (A)	3,561	343,993
US Foods Holding Corp. (B)	12,919	441,571
Food products – 1.9%
Bunge, Ltd.	7,266	524,823
Campbell Soup Company (A)	7,712	314,495
Conagra Brands, Inc.	18,402	682,162
Flowers Foods, Inc.	8,085	182,802
Hormel Foods Corp. (A)	7,941	287,861
Ingredion, Inc.	6,052	732,837
Lamb Weston Holdings, Inc.	7,374	481,670
54	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Food products (continued)
McCormick & Company, Inc. (A)	5,797	$611,062
Pilgrim's Pride Corp. (A)(B)	5,638	121,781
Pinnacle Foods, Inc.	8,273	499,689
Post Holdings, Inc. (B)	4,911	390,768
Seaboard Corp.	20	80,141
The Hershey Company	7,715	709,317
The J.M. Smucker Company	5,316	606,449
Household products – 0.4%
Church & Dwight Company, Inc.	9,996	461,815
Spectrum Brands Holdings, Inc. (A)	1,901	137,062
The Clorox Company	5,989	701,911
Personal products – 0.2%
Coty, Inc., Class A	12,955	224,769
Herbalife Nutrition, Ltd. (B)	5,074	536,474
Energy – 4.1%		13,763,608
Energy equipment and services – 0.7%
Core Laboratories NV	3,080	377,146
Helmerich & Payne, Inc.	10,398	723,181
National Oilwell Varco, Inc.	13,953	539,563
RPC, Inc. (A)	3,072	55,327
TechnipFMC PLC	18,991	625,943
Oil, gas and consumable fuels – 3.4%
Andeavor	8,270	1,143,906
Antero Resources Corp. (A)(B)	16,991	322,829
Apache Corp.	5,744	235,217
Cabot Oil & Gas Corp.	17,765	424,761
Centennial Resource Development, Inc., Class A (A)(B)	3,810	70,485
Cheniere Energy Partners LP Holdings LLC	1,865	52,034
Cheniere Energy, Inc. (B)	5,900	343,144
Cimarex Energy Company	3,637	365,846
Concho Resources, Inc. (A)(B)	5,875	923,609
Continental Resources, Inc. (B)	2,840	187,610
Devon Energy Corp.	7,283	264,591
Diamondback Energy, Inc. (B)	4,444	570,832
Energen Corp. (B)	6,331	414,301
EQT Corp.	11,291	566,695
Hess Corp.	6,845	390,097
HollyFrontier Corp.	16,724	1,014,980
Marathon Oil Corp.	25,801	470,868
Murphy Oil Corp.	15,814	476,160
Newfield Exploration Company (B)	9,764	290,967
Noble Energy, Inc.	18,414	622,946
ONEOK, Inc.	12,676	763,349
Parsley Energy, Inc., Class A (B)	11,168	335,375
Peabody Energy Corp.	4,268	157,276
RSP Permian, Inc. (B)	6,486	321,770
Targa Resources Corp.	6,591	309,579
WPX Energy, Inc. (B)	23,594	403,221
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials – 16.2%		$53,711,300
Banks – 6.0%
Associated Banc-Corp	5,357	141,693
Bank of the Ozarks	8,636	404,165
BankUnited, Inc.	3,396	134,516
BOK Financial Corp.	1,949	196,225
CIT Group, Inc.	13,918	736,958
Citizens Financial Group, Inc.	24,685	1,024,181
Comerica, Inc.	10,312	975,309
Commerce Bancshares, Inc.	8,827	560,691
Cullen/Frost Bankers, Inc.	4,313	493,623
East West Bancorp, Inc.	12,193	812,298
Fifth Third Bancorp	46,276	1,534,975
First Citizens BancShares, Inc., Class A	499	215,713
First Hawaiian, Inc.	1,337	36,834
First Horizon National Corp.	15,943	291,757
First Republic Bank	8,434	783,266
FNB Corp.	15,740	204,620
Hancock Holding Company	3,409	166,530
Huntington Bancshares, Inc.	65,654	978,901
IBERIABANK Corp.	2,417	181,154
Investors Bancorp, Inc.	21,007	280,864
KeyCorp	58,071	1,156,774
M&T Bank Corp.	5,070	924,109
PacWest Bancorp	9,757	499,949
People's United Financial, Inc.	25,508	466,541
Pinnacle Financial Partners, Inc.	3,216	205,985
Popular, Inc.	6,575	304,357
Prosperity Bancshares, Inc.	4,794	344,065
Regions Financial Corp.	73,291	1,370,542
Signature Bank (B)	4,039	513,559
Sterling Bancorp	6,627	157,391
SVB Financial Group (B)	3,007	900,927
Synovus Financial Corp.	9,583	500,903
Texas Capital Bancshares, Inc. (B)	2,020	199,273
Umpqua Holdings Corp.	17,541	413,266
Webster Financial Corp.	6,634	399,300
Western Alliance Bancorp (B)	6,862	404,721
Wintrust Financial Corp.	3,242	289,997
Zions Bancorporation	13,471	737,537
Capital markets – 3.2%
Affiliated Managers Group, Inc.	3,058	504,142
Ameriprise Financial, Inc.	6,967	976,843
BGC Partners, Inc., Class A	6,721	89,793
Cboe Global Markets, Inc.	4,758	508,059
E*TRADE Financial Corp. (B)	18,167	1,102,374
Eaton Vance Corp.	11,938	649,308
FactSet Research Systems, Inc.	3,500	661,885
Interactive Brokers Group, Inc., Class A	1,975	146,545
Invesco, Ltd.	19,280	558,542
Janus Henderson Group PLC	7,648	241,600
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	55

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
Lazard, Ltd., Class A	5,452	$296,698
LPL Financial Holdings, Inc.	3,525	213,509
MarketAxess Holdings, Inc. (A)	2,568	510,082
MSCI, Inc.	5,756	862,421
Nasdaq, Inc.	6,931	612,146
Northern Trust Corp.	6,486	692,381
Raymond James Financial, Inc.	8,882	797,160
SEI Investments Company	8,538	539,858
Stifel Financial Corp.	1,956	113,996
T. Rowe Price Group, Inc.	3,515	400,077
Virtu Financial, Inc., Class A (A)	950	34,200
Consumer finance – 0.6%
Ally Financial, Inc.	45,361	1,183,922
Credit Acceptance Corp. (A)(B)	644	213,061
OneMain Holdings, Inc. (B)	2,772	85,516
Santander Consumer USA Holdings, Inc.	13,675	252,304
SLM Corp. (B)	26,078	299,375
Diversified financial services – 0.4%
Leucadia National Corp.	21,883	526,067
Voya Financial, Inc.	14,547	761,535
Insurance – 5.7%
Alleghany Corp.	1,074	617,196
American Financial Group, Inc.	7,857	889,570
Arch Capital Group, Ltd. (B)	6,175	494,803
Arthur J. Gallagher & Company	10,134	709,279
Assurant, Inc.	6,203	575,762
Assured Guaranty, Ltd.	14,734	534,697
Athene Holding, Ltd., Class A (B)	7,413	363,237
Axis Capital Holdings, Ltd.	8,816	517,499
Brighthouse Financial, Inc. (B)	3,604	183,011
Brown & Brown, Inc.	22,913	623,921
Cincinnati Financial Corp.	8,239	579,531
CNA Financial Corp.	1,591	80,282
Enstar Group, Ltd. (B)	318	66,828
Erie Indemnity Company, Class A	1,787	208,668
Everest Re Group, Ltd.	2,487	578,650
First American Financial Corp.	9,165	468,423
FNF Group	12,810	471,792
Lincoln National Corp.	12,412	876,784
Loews Corp.	12,870	675,160
Markel Corp. (B)	575	649,773
Old Republic International Corp.	22,570	460,428
Primerica, Inc.	1,284	124,227
Principal Financial Group, Inc.	16,446	973,932
Reinsurance Group of America, Inc.	6,429	960,493
RenaissanceRe Holdings, Ltd.	3,787	515,183
The Hanover Insurance Group, Inc.	2,824	324,336
The Hartford Financial Services Group, Inc.	16,026	862,840
Torchmark Corp.	7,913	686,374
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Insurance (continued)
Unum Group	18,010	$871,324
Validus Holdings, Ltd.	7,513	509,156
W.R. Berkley Corp.	10,799	805,173
Willis Towers Watson PLC	5,810	862,843
XL Group, Ltd.	14,340	797,161
Thrifts and mortgage finance – 0.3%
Essent Group, Ltd. (B)	2,564	84,509
LendingTree, Inc. (A)(B)	215	51,256
MGIC Investment Corp. (B)	23,364	234,107
New York Community Bancorp, Inc. (A)	37,265	442,708
Radian Group, Inc.	10,617	151,823
TFS Financial Corp.	3,467	51,693
Health care – 9.9%		32,874,762
Biotechnology – 1.0%
Agios Pharmaceuticals, Inc. (A)(B)	837	70,233
Alkermes PLC (A)(B)	7,566	334,947
Alnylam Pharmaceuticals, Inc. (B)	2,508	237,081
Avexis, Inc. (B)	468	99,525
BioMarin Pharmaceutical, Inc. (B)	4,951	413,458
Bluebird Bio, Inc. (B)	1,468	249,780
Exact Sciences Corp. (A)(B)	3,247	162,382
Exelixis, Inc. (B)	12,912	268,828
FibroGen, Inc. (B)	1,362	61,903
Ionis Pharmaceuticals, Inc. (A)(B)	5,394	232,104
Neurocrine Biosciences, Inc. (A)(B)	3,428	277,942
Sage Therapeutics, Inc. (B)	742	106,789
Seattle Genetics, Inc. (A)(B)	3,568	182,646
United Therapeutics Corp. (B)	5,050	556,056
Health care equipment and supplies – 3.3%
ABIOMED, Inc. (B)	2,058	619,355
Align Technology, Inc. (B)	4,086	1,020,887
Cantel Medical Corp.	1,170	131,122
DENTSPLY SIRONA, Inc.	10,206	513,770
DexCom, Inc. (A)(B)	3,279	239,957
Edwards Lifesciences Corp. (B)	10,121	1,289,011
Globus Medical, Inc., Class A (B)	2,311	118,300
Hill-Rom Holdings, Inc.	5,333	457,731
Hologic, Inc. (B)	19,280	747,871
ICU Medical, Inc. (B)	436	109,741
IDEXX Laboratories, Inc. (B)	4,286	833,584
Insulet Corp. (B)	1,137	97,782
Integra LifeSciences Holdings Corp. (A)(B)	1,431	88,193
LivaNova PLC (B)	1,429	126,867
Masimo Corp. (B)	2,575	231,055
ResMed, Inc.	8,115	768,004
STERIS PLC	7,365	696,140
Teleflex, Inc.	2,693	721,401
The Cooper Companies, Inc.	3,020	690,704
Varian Medical Systems, Inc. (B)	6,888	796,184
56	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care equipment and supplies (continued)
West Pharmaceutical Services, Inc.	5,251	$463,191
Health care providers and services – 2.8%
AmerisourceBergen Corp.	8,360	757,249
Centene Corp. (B)	12,544	1,362,028
DaVita, Inc. (B)	13,569	851,998
Encompass Health Corp.	8,679	527,857
Envision Healthcare Corp. (A)(B)	10,487	389,802
Henry Schein, Inc. (A)(B)	9,839	747,764
Laboratory Corp. of America Holdings (B)	6,901	1,178,346
MEDNAX, Inc. (B)	9,309	427,376
Molina Healthcare, Inc. (A)(B)	1,166	97,070
Premier, Inc., Class A (A)(B)	5,132	169,305
Quest Diagnostics, Inc.	11,142	1,127,570
Universal Health Services, Inc., Class B	7,815	892,473
WellCare Health Plans, Inc. (B)	4,258	873,571
Health care technology – 0.5%
athenahealth, Inc. (B)	2,942	360,307
Cerner Corp. (B)	15,819	921,457
Medidata Solutions, Inc. (A)(B)	1,106	78,924
Veeva Systems, Inc., Class A (B)	5,841	409,629
Life sciences tools and services – 1.7%
Agilent Technologies, Inc.	11,882	781,123
Bio-Rad Laboratories, Inc., Class A (B)	1,837	466,065
Bio-Techne Corp.	2,659	401,270
Bruker Corp.	7,884	232,815
Charles River Laboratories International, Inc. (B)	4,364	454,685
IQVIA Holdings, Inc. (B)	5,425	519,498
Mettler-Toledo International, Inc. (B)	1,583	886,369
PerkinElmer, Inc.	10,364	760,303
PRA Health Sciences, Inc. (B)	2,595	213,231
Syneos Health, Inc. (B)	3,759	143,218
Waters Corp. (B)	4,725	890,237
Pharmaceuticals – 0.6%
Catalent, Inc. (B)	7,187	295,458
Jazz Pharmaceuticals PLC (B)	5,624	855,073
Mylan NV (B)	9,031	350,042
Nektar Therapeutics (B)	1,556	130,175
Perrigo Company PLC	3,941	307,950
Industrials – 16.8%		55,684,882
Aerospace and defense – 2.9%
Arconic, Inc.	18,188	323,928
BWX Technologies, Inc.	6,106	413,987
Curtiss-Wright Corp.	2,903	371,700
Harris Corp.	8,308	1,299,537
HEICO Corp.	2,190	192,392
HEICO Corp., Class A	3,918	282,684
Hexcel Corp.	7,917	526,243
Huntington Ingalls Industries, Inc.	3,105	755,167
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Aerospace and defense (continued)
L3 Technologies, Inc.	4,550	$891,254
Orbital ATK, Inc.	4,985	659,914
Rockwell Collins, Inc.	8,397	1,112,938
Spirit AeroSystems Holdings, Inc., Class A	7,796	626,565
Teledyne Technologies, Inc. (B)	2,495	466,790
Textron, Inc.	16,363	1,016,797
TransDigm Group, Inc.	2,373	760,713
Air freight and logistics – 0.7%
C.H. Robinson Worldwide, Inc.	8,813	811,060
Expeditors International of Washington, Inc.	10,937	698,437
XPO Logistics, Inc. (A)(B)	7,857	763,386
Airlines – 0.9%
Alaska Air Group, Inc.	9,836	638,651
Copa Holdings SA, Class A	1,852	216,999
JetBlue Airways Corp. (B)	31,226	599,227
United Continental Holdings, Inc. (B)	20,464	1,382,139
Building products – 1.1%
Allegion PLC	6,855	529,069
AO Smith Corp.	8,677	532,334
Fortune Brands Home & Security, Inc.	11,194	612,200
Lennox International, Inc.	3,037	587,265
Masco Corp.	11,926	451,638
Owens Corning	9,783	640,689
USG Corp. (B)	7,511	302,168
Commercial services and supplies – 1.2%
ADT, Inc.	3,455	30,753
Cimpress NV (A)(B)	672	96,640
Cintas Corp.	5,434	925,410
Copart, Inc. (B)	11,867	606,166
KAR Auction Services, Inc.	12,033	625,596
Republic Services, Inc.	16,534	1,069,419
Rollins, Inc.	5,580	270,742
Stericycle, Inc. (A)(B)	4,325	253,921
Construction and engineering – 0.7%
AECOM (B)	11,085	381,767
EMCOR Group, Inc.	3,575	263,084
Fluor Corp.	12,064	711,173
Jacobs Engineering Group, Inc.	8,848	513,980
MasTec, Inc. (B)	2,737	120,428
Quanta Services, Inc. (B)	14,610	474,825
Electrical equipment – 1.1%
Acuity Brands, Inc. (A)	2,289	274,154
AMETEK, Inc.	13,631	951,444
Hubbell, Inc.	5,717	593,768
Rockwell Automation, Inc.	6,761	1,112,387
Sensata Technologies Holding PLC (A)(B)	13,941	707,088
Industrial conglomerates – 0.5%
Carlisle Companies, Inc.	5,233	563,751
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	57

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Industrial conglomerates (continued)
Roper Technologies, Inc.	4,625	$1,221,879
Machinery – 4.2%
AGCO Corp.	6,782	425,096
Allison Transmission Holdings, Inc.	12,982	506,168
Colfax Corp. (B)	5,368	166,462
Crane Company	2,733	228,588
Donaldson Company, Inc.	11,805	522,489
Dover Corp.	10,361	960,465
Flowserve Corp. (A)	10,219	453,826
Gardner Denver Holdings, Inc. (B)	2,563	81,068
Gates Industrial Corp. PLC (B)	1,352	21,172
Graco, Inc.	12,209	537,074
IDEX Corp.	4,561	609,623
Ingersoll-Rand PLC	8,080	677,831
ITT, Inc.	3,082	150,679
Lincoln Electric Holdings, Inc.	4,606	381,699
Nordson Corp.	4,104	527,774
Oshkosh Corp.	5,705	411,673
Parker-Hannifin Corp.	8,052	1,325,520
Pentair PLC	9,304	625,973
Snap-on, Inc.	4,592	666,988
Stanley Black & Decker, Inc.	8,167	1,156,366
The Middleby Corp. (A)(B)	4,152	522,488
The Toro Company	7,606	444,114
Trinity Industries, Inc.	9,586	305,506
WABCO Holdings, Inc. (B)	4,376	564,460
Wabtec Corp. (A)	6,533	580,196
Woodward, Inc.	3,790	272,653
Xylem, Inc.	10,098	736,144
Marine – 0.0%
Kirby Corp. (B)	1,729	147,484
Professional services – 1.3%
CoStar Group, Inc. (B)	1,410	516,991
Equifax, Inc.	7,317	819,870
ManpowerGroup, Inc.	6,237	597,006
Nielsen Holdings PLC	6,262	196,940
Robert Half International, Inc.	10,426	633,380
The Dun & Bradstreet Corp.	2,774	319,870
TransUnion (B)	7,376	478,776
Verisk Analytics, Inc. (B)	6,459	687,561
Road and rail – 0.9%
AMERCO	686	231,539
Genesee & Wyoming, Inc., Class A (B)	4,259	303,241
J.B. Hunt Transport Services, Inc. (A)	5,452	640,228
Kansas City Southern	5,731	611,097
Landstar System, Inc.	1,929	196,083
Old Dominion Freight Line, Inc.	3,683	493,006
Ryder System, Inc.	6,446	434,654
Schneider National, Inc., Class B (A)	3,420	91,246
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Trading companies and distributors – 1.3%
Air Lease Corp.	6,670	$278,072
Fastenal Company (A)	13,552	677,464
HD Supply Holdings, Inc. (B)	14,487	560,792
MSC Industrial Direct Company, Inc., Class A	3,821	330,287
United Rentals, Inc. (B)	6,651	997,650
Univar, Inc. (B)	3,621	99,795
W.W. Grainger, Inc.	3,235	910,167
Watsco, Inc. (A)	2,003	335,342
Information technology – 18.3%		60,633,652
Communications equipment – 1.6%
Arista Networks, Inc. (B)	2,812	743,915
ARRIS International PLC (B)	16,401	442,827
CommScope Holding Company, Inc. (B)	17,806	680,545
EchoStar Corp., Class A (B)	3,777	198,444
F5 Networks, Inc. (B)	5,789	944,128
Juniper Networks, Inc.	27,101	666,414
Motorola Solutions, Inc.	7,083	777,926
Palo Alto Networks, Inc. (B)	2,104	405,041
Ubiquiti Networks, Inc. (A)(B)	1,888	134,539
ViaSat, Inc. (A)(B)	3,181	203,520
Electronic equipment, instruments and components – 2.8%
Amphenol Corp., Class A	16,968	1,420,391
Arrow Electronics, Inc. (B)	11,214	838,134
Avnet, Inc.	12,582	493,592
CDW Corp.	10,816	771,073
Cognex Corp.	7,010	324,213
Coherent, Inc. (B)	1,407	236,686
Dolby Laboratories, Inc., Class A	4,685	280,257
Flex, Ltd. (B)	48,308	628,004
FLIR Systems, Inc.	11,180	598,689
IPG Photonics Corp. (B)	2,202	469,092
Jabil, Inc.	19,252	512,103
Keysight Technologies, Inc. (B)	14,141	730,807
Littelfuse, Inc.	870	162,620
National Instruments Corp.	7,457	304,917
SYNNEX Corp.	3,159	316,437
Tech Data Corp. (B)	1,083	82,579
Trimble, Inc. (B)	13,874	480,040
Universal Display Corp. (A)	1,160	102,138
Zebra Technologies Corp., Class A (B)	3,436	463,276
Internet software and services – 1.2%
2U, Inc. (A)(B)	1,024	82,422
Akamai Technologies, Inc. (B)	12,474	893,762
ANGI Homeservices, Inc., Class A (A)(B)	1,162	15,524
GoDaddy, Inc., Class A (B)	4,695	303,109
GrubHub, Inc. (A)(B)	3,364	340,235
InterActiveCorp (B)	4,365	707,741
LogMeIn, Inc.	3,175	349,885
Match Group, Inc. (A)(B)	3,100	146,072
58	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Internet software and services (continued)
Nutanix, Inc., Class A (B)	1,783	$90,202
Twitter, Inc. (B)	8,898	269,698
VeriSign, Inc. (A)(B)	4,347	510,425
Zillow Group, Inc., Class A (B)	2,073	100,271
Zillow Group, Inc., Class C (A)(B)	4,477	217,090
IT services – 3.6%
Alliance Data Systems Corp.	3,055	620,318
Amdocs, Ltd.	12,104	813,994
Black Knight, Inc. (B)	5,606	272,732
Booz Allen Hamilton Holding Corp.	9,909	392,694
Broadridge Financial Solutions, Inc.	7,239	776,093
EPAM Systems, Inc. (B)	2,958	338,247
Euronet Worldwide, Inc. (B)	3,880	303,067
First Data Corp., Class A (B)	18,916	342,380
FleetCor Technologies, Inc. (B)	3,941	816,890
Gartner, Inc. (A)(B)	4,643	563,149
Genpact, Ltd.	14,368	458,196
Global Payments, Inc.	7,815	883,486
Jack Henry & Associates, Inc.	6,804	812,942
Leidos Holdings, Inc.	12,698	815,593
MAXIMUS, Inc.	5,377	363,647
Sabre Corp.	16,394	338,372
Square, Inc., Class A (A)(B)	5,089	240,913
Teradata Corp. (B)	12,125	496,155
The Western Union Company	25,466	502,954
Total System Services, Inc.	9,753	819,837
WEX, Inc. (B)	2,050	331,936
Worldpay, Inc., Class A (B)	9,132	741,701
Semiconductors and semiconductor equipment – 2.9%
Advanced Micro Devices, Inc. (A)(B)	20,961	228,056
Cavium, Inc. (B)	3,652	273,937
Cypress Semiconductor Corp.	22,920	334,174
Entegris, Inc.	5,832	187,790
First Solar, Inc. (B)	7,022	497,930
KLA-Tencor Corp.	4,306	438,092
Marvell Technology Group, Ltd.	30,443	610,687
Maxim Integrated Products, Inc.	17,106	932,277
Microchip Technology, Inc. (A)	10,682	893,656
Microsemi Corp. (B)	9,603	621,218
MKS Instruments, Inc.	3,192	326,861
Monolithic Power Systems, Inc.	1,353	158,436
ON Semiconductor Corp. (B)	38,700	854,496
Qorvo, Inc. (B)	8,878	598,377
Skyworks Solutions, Inc.	10,982	952,798
Teradyne, Inc.	19,124	622,486
Versum Materials, Inc.	2,026	71,275
Xilinx, Inc.	14,356	922,229
Software – 4.7%
ANSYS, Inc. (B)	5,389	871,186
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Aspen Technology, Inc. (B)	3,586	$314,672
Atlassian Corp. PLC, Class A (A)(B)	2,756	154,281
Autodesk, Inc. (B)	7,044	886,840
Blackbaud, Inc.	2,014	211,389
CA, Inc.	21,345	742,806
Cadence Design Systems, Inc. (B)	15,946	638,797
CDK Global, Inc.	9,573	624,543
Citrix Systems, Inc. (B)	8,958	921,868
Dell Technologies, Inc., Class V (B)	8,166	586,074
Fair Isaac Corp. (B)	2,488	430,872
Fortinet, Inc. (B)	8,257	457,108
Guidewire Software, Inc. (B)	3,891	329,256
Nuance Communications, Inc. (B)	21,474	316,097
Paycom Software, Inc. (A)(B)	2,038	232,760
Pegasystems, Inc.	1,325	80,891
Proofpoint, Inc. (B)	1,164	137,282
PTC, Inc. (B)	8,160	671,976
RealPage, Inc. (B)	1,585	84,798
Red Hat, Inc. (B)	7,469	1,217,895
RingCentral, Inc., Class A (B)	960	64,368
ServiceNow, Inc. (B)	3,834	636,981
Splunk, Inc. (B)	4,935	506,578
SS&C Technologies Holdings, Inc.	13,976	693,908
Symantec Corp.	30,646	851,652
Synopsys, Inc. (B)	10,134	866,558
Tableau Software, Inc., Class A (B)	3,003	255,405
Take-Two Interactive Software, Inc. (B)	5,049	503,436
The Ultimate Software Group, Inc. (B)	1,663	398,987
Tyler Technologies, Inc. (B)	2,288	500,889
Workday, Inc., Class A (B)	2,707	337,942
Zendesk, Inc. (B)	1,700	82,875
Technology hardware, storage and peripherals – 1.5%
NCR Corp. (B)	15,188	467,335
NetApp, Inc.	21,526	1,433,201
Pure Storage, Inc., Class A (A)(B)	1,841	37,243
Seagate Technology PLC	18,222	1,054,872
Western Digital Corp.	19,130	1,507,253
Xerox Corp.	16,341	513,924
Materials – 6.5%		21,799,491
Chemicals – 2.6%
Albemarle Corp.	5,499	533,183
Ashland Global Holdings, Inc.	5,391	356,776
Axalta Coating Systems, Ltd. (B)	15,935	492,392
Celanese Corp., Series A	7,985	867,730
CF Industries Holdings, Inc.	17,795	690,446
Eastman Chemical Company	8,781	896,364
FMC Corp.	6,875	548,144
Huntsman Corp.	17,283	514,515
International Flavors & Fragrances, Inc.	3,880	548,089
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	59

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Chemicals (continued)
NewMarket Corp.	737	$279,728
Olin Corp.	11,749	354,702
RPM International, Inc.	11,003	531,445
The Chemours Company	7,983	386,457
The Mosaic Company	15,930	429,314
The Scotts Miracle-Gro Company (A)	3,972	331,980
Valvoline, Inc.	15,461	313,549
W.R. Grace & Company	5,123	350,618
Westlake Chemical Corp.	2,706	289,461
Construction materials – 0.5%
Eagle Materials, Inc.	3,520	348,339
Martin Marietta Materials, Inc.	3,109	605,540
Vulcan Materials Company	7,389	825,277
Containers and packaging – 1.9%
AptarGroup, Inc.	5,695	532,483
Ardagh Group SA	614	12,476
Avery Dennison Corp.	5,612	588,194
Ball Corp.	16,212	649,939
Bemis Company, Inc.	11,211	485,100
Berry Global Group, Inc. (B)	9,556	525,580
Crown Holdings, Inc. (B)	10,039	500,344
Graphic Packaging Holding Company	33,976	485,857
Packaging Corp. of America	7,235	837,017
Sealed Air Corp. (A)	12,883	564,920
Sonoco Products Company	12,226	627,927
WestRock Company	10,331	611,182
Metals and mining – 1.5%
Alcoa Corp. (B)	13,894	711,373
Freeport-McMoRan, Inc.	29,119	442,900
Newmont Mining Corp.	21,450	842,771
Nucor Corp.	14,505	893,798
Reliance Steel & Aluminum Company	6,537	574,733
Royal Gold, Inc.	3,782	335,842
Steel Dynamics, Inc.	16,515	740,037
United States Steel Corp.	10,138	342,969
Real estate – 5.6%		18,619,796
Equity real estate investment trusts – 5.1%
Alexandria Real Estate Equities, Inc.	3,781	470,999
American Campus Communities, Inc.	6,945	271,619
American Homes 4 Rent, Class A	9,191	185,658
Apartment Investment & Management Company, Class A	8,373	339,944
Apple Hospitality REIT, Inc.	8,609	154,876
Brixmor Property Group, Inc.	12,930	192,528
Camden Property Trust	4,704	401,722
Colony NorthStar, Inc., Class A	16,109	98,426
CoreSite Realty Corp.	1,556	161,980
CubeSmart	9,314	274,204
CyrusOne, Inc.	3,952	211,788
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Equity real estate investment trusts (continued)
DCT Industrial Trust, Inc.	4,644	$304,507
Digital Realty Trust, Inc.	5,965	630,441
Douglas Emmett, Inc.	8,063	300,508
Duke Realty Corp.	17,533	475,144
EPR Properties	3,228	177,605
Equity LifeStyle Properties, Inc.	4,272	380,892
Essex Property Trust, Inc.	2,105	504,547
Extra Space Storage, Inc.	5,445	487,818
Federal Realty Investment Trust	3,081	356,934
Forest City Realty Trust, Inc., Class A	12,851	257,791
Gaming and Leisure Properties, Inc.	9,611	329,369
HCP, Inc.	8,280	193,421
Healthcare Trust of America, Inc., Class A	7,777	194,347
Highwoods Properties, Inc.	5,230	230,225
Hospitality Properties Trust	8,488	211,181
Host Hotels & Resorts, Inc.	23,711	463,787
Hudson Pacific Properties, Inc.	6,733	221,314
Invitation Homes, Inc.	7,066	163,507
Iron Mountain, Inc.	12,787	433,991
Kilroy Realty Corp.	5,064	362,937
Kimco Realty Corp.	16,124	233,959
Lamar Advertising Company, Class A	5,522	351,807
Liberty Property Trust	7,836	327,702
Medical Properties Trust, Inc.	15,480	197,834
MGM Growth Properties LLC, Class A	2,922	81,728
Mid-America Apartment Communities, Inc.	3,963	362,456
National Retail Properties, Inc.	7,689	292,490
Omega Healthcare Investors, Inc.	10,090	262,138
Park Hotels & Resorts, Inc.	5,841	168,104
Rayonier, Inc.	2,761	102,682
Realty Income Corp.	7,870	397,514
Regency Centers Corp.	5,160	303,666
SBA Communications Corp. (B)	5,466	875,817
SL Green Realty Corp.	3,217	314,430
STORE Capital Corp.	8,083	203,934
Sun Communities, Inc.	3,648	342,365
The Macerich Company	5,679	327,224
UDR, Inc.	12,685	458,563
VEREIT, Inc.	41,732	283,778
VICI Properties, Inc.	5,931	107,826
Vornado Realty Trust	1,782	121,229
Weyerhaeuser Company	28,353	1,042,823
WP Carey, Inc.	5,511	351,877
Real estate management and development – 0.5%
CBRE Group, Inc., Class A (B)	16,231	735,427
Jones Lang LaSalle, Inc.	3,563	603,964
The Howard Hughes Corp. (B)	2,398	324,449
60	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Telecommunication services – 0.3%		$1,068,931
Diversified telecommunication services – 0.3%
CenturyLink, Inc.	33,989	631,516
Zayo Group Holdings, Inc. (B)	12,050	437,415
Utilities – 5.5%		18,204,366
Electric utilities – 2.2%
Alliant Energy Corp. (A)	13,264	569,689
Avangrid, Inc.	1,599	84,283
Entergy Corp.	10,690	872,197
Eversource Energy	13,783	830,426
FirstEnergy Corp.	27,537	947,273
Great Plains Energy, Inc.	13,955	456,747
IDACORP, Inc.	3,012	280,116
OGE Energy Corp.	19,770	649,840
Pinnacle West Capital Corp.	8,688	699,384
Westar Energy, Inc.	11,010	596,522
Xcel Energy, Inc.	27,055	1,267,256
Gas utilities – 0.6%
Atmos Energy Corp.	7,384	641,596
National Fuel Gas Company	5,600	287,560
UGI Corp.	16,278	787,692
WGL Holdings, Inc.	3,192	271,639
Independent power and renewable electricity producers – 0.5%
AES Corp.	61,501	752,772
NRG Energy, Inc.	19,995	619,845
Vistra Energy Corp. (B)	11,360	259,576
Multi-utilities – 1.9%
Ameren Corp.	14,390	843,542
CenterPoint Energy, Inc.	26,239	664,634
CMS Energy Corp.	16,061	757,919
DTE Energy Company	9,044	953,238
MDU Resources Group, Inc.	18,241	513,849
NiSource, Inc.	36,786	897,211
SCANA Corp.	10,064	370,053
Vectren Corp.	6,343	445,723
WEC Energy Group, Inc.	11,688	751,305
Water utilities – 0.3%
American Water Works Company, Inc.	9,121	789,696
Aqua America, Inc.	9,752	342,783

SECURITIES LENDING COLLATERAL – 6.1%		$20,334,398
(Cost $20,333,823)
John Hancock Collateral Trust, 1.8834% (C)(D)	2,032,749	20,334,398
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.1%		$219,050
(Cost $219,050)
Money market funds – 0.1%		$219,050
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (C)	219,050	219,050
Total investments (Multifactor Mid Cap ETF) (Cost $322,495,850) 106.1%		$352,270,450
Other assets and liabilities, net (6.1%)		(20,382,348)
Total net assets 100.0%		$331,888,102

Security Abbreviations and Legend
(A)	A portion of this security is on loan as of 4-30-18.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 4-30-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR SMALL CAP ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$39,155,734
(Cost $38,951,203)
Consumer discretionary – 14.0%		5,468,551
Auto components – 1.5%
Dana, Inc.	4,819	114,355
Delphi Technologies PLC	2,468	119,476
Dorman Products, Inc. (A)	842	54,107
LCI Industries	715	68,140
Tenneco, Inc.	1,870	83,570
Visteon Corp. (A)	1,188	147,835
Diversified consumer services – 1.1%
Adtalem Global Education, Inc. (A)	1,537	73,161
Graham Holdings Company, Class B	127	76,587
Grand Canyon Education, Inc. (A)	1,277	132,795
Laureate Education, Inc., Class A (A)	1,375	19,415
Sotheby's (A)	1,042	55,018
Weight Watchers International, Inc. (A)	877	61,434
Hotels, restaurants and leisure – 4.0%
Boyd Gaming Corp.	2,331	77,413
Choice Hotels International, Inc.	1,017	81,411
Churchill Downs, Inc.	379	104,073
Cracker Barrel Old Country Store, Inc. (B)	715	117,682
Dunkin' Brands Group, Inc. (B)	2,264	138,013
Eldorado Resorts, Inc. (A)	1,372	55,566
Extended Stay America, Inc.	5,326	104,283
Hilton Grand Vacations, Inc. (A)	1,993	85,699
ILG, Inc.	2,788	95,154
International Game Technology PLC	2,534	71,636
Jack in the Box, Inc.	917	82,255
Marriott Vacations Worldwide Corp.	601	73,689
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	61

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Planet Fitness, Inc., Class A (A)	2,367	$95,366
Red Rock Resorts, Inc., Class A	1,954	58,991
Scientific Games Corp. (A)	1,610	85,813
Texas Roadhouse, Inc.	1,810	115,985
The Wendy's Company	7,457	124,830
Household durables – 0.8%
Helen of Troy, Ltd. (A)	852	75,956
Roku, Inc. (A)	554	18,027
Taylor Morrison Home Corp., Class A (A)	3,018	71,708
Tempur Sealy International, Inc. (A)(B)	1,299	58,130
Tupperware Brands Corp.	1,397	62,250
Internet and direct marketing retail – 0.4%
Groupon, Inc. (A)	9,838	45,648
Liberty Expedia Holdings, Inc., Series A (A)	1,434	58,507
Shutterfly, Inc. (A)	756	61,176
Media – 2.3%
AMC Networks, Inc., Class A (A)(B)	1,373	71,396
Cable One, Inc.	133	84,471
Cinemark Holdings, Inc.	2,507	98,199
GCI Liberty, Inc., Class A (A)	2,270	101,242
John Wiley & Sons, Inc., Class A	1,421	93,715
Meredith Corp. (B)	1,146	59,363
Nexstar Media Group, Inc., Class A	1,186	73,829
Sinclair Broadcast Group, Inc., Class A	2,025	57,409
TEGNA, Inc.	5,400	57,078
The New York Times Company, Class A	3,548	83,201
Tribune Media Company, Class A	2,293	86,652
World Wrestling Entertainment, Inc., Class A	1,111	44,207
Multiline retail – 0.4%
Big Lots, Inc. (B)	1,741	73,905
Ollie's Bargain Outlet Holdings, Inc. (A)	1,335	83,037
Specialty retail – 2.5%
Aaron's, Inc.	1,716	71,677
American Eagle Outfitters, Inc.	5,297	109,542
AutoNation, Inc. (A)	1,555	71,825
Camping World Holdings, Inc., Class A (B)	948	27,141
Five Below, Inc. (A)	1,495	105,562
Floor & Decor Holdings, Inc., Class A (A)(B)	936	52,032
Lithia Motors, Inc., Class A	668	64,034
Murphy USA, Inc. (A)	1,083	67,763
National Vision Holdings, Inc. (A)	434	14,444
Penske Automotive Group, Inc.	1,468	66,207
Signet Jewelers, Ltd.	1,580	61,430
The Michaels Companies, Inc. (A)	3,267	60,832
Urban Outfitters, Inc. (A)	2,654	106,877
Williams-Sonoma, Inc. (B)	2,165	103,487
Textiles, apparel and luxury goods – 1.0%
Carter's, Inc.	217	21,769
Columbia Sportswear Company	981	81,433
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods (continued)
Deckers Outdoor Corp. (A)	858	$80,017
Steven Madden, Ltd.	1,993	96,162
Wolverine World Wide, Inc.	3,787	113,459
Consumer staples – 3.3%		1,292,763
Beverages – 0.1%
National Beverage Corp. (B)	326	28,805
Food and staples retailing – 0.9%
Casey's General Stores, Inc. (B)	1,045	100,947
Performance Food Group Company (A)	2,791	90,568
PriceSmart, Inc.	660	57,816
Sprouts Farmers Market, Inc. (A)	3,518	88,056
Food products – 1.4%
Darling Ingredients, Inc. (A)	4,623	79,238
Flowers Foods, Inc.	5,216	117,934
Fresh Del Monte Produce, Inc.	910	44,727
J&J Snack Foods Corp.	409	56,201
Lancaster Colony Corp.	732	91,932
Sanderson Farms, Inc.	581	64,584
Seaboard Corp.	9	36,063
The Hain Celestial Group, Inc. (A)	2,693	78,447
Household products – 0.3%
Energizer Holdings, Inc. (B)	1,685	96,652
HRG Group, Inc. (A)	3,244	36,463
Personal products – 0.4%
Edgewell Personal Care Company (A)	1,375	60,569
Nu Skin Enterprises, Inc., Class A	1,429	101,673
Tobacco – 0.2%
Vector Group, Ltd. (B)	3,184	62,088
Energy – 3.2%		1,259,389
Energy equipment and services – 1.1%
Core Laboratories NV (B)	1,204	147,430
Patterson-UTI Energy, Inc.	4,250	91,035
RPC, Inc.	1,777	32,004
Transocean, Ltd. (A)(B)	11,582	143,260
Weatherford International PLC (A)(B)	4,435	13,083
Oil, gas and consumable fuels – 2.1%
Alta Mesa Resources, Inc. (A)(B)	2,975	22,313
Antero Midstream GP LP	2,057	35,422
Chesapeake Energy Corp. (A)(B)	3,853	11,443
CNX Resources Corp. (A)	4,750	70,585
CVR Energy, Inc. (B)	483	16,664
Delek US Holdings, Inc.	2,134	101,088
EnLink Midstream LLC	1,684	25,007
Jagged Peak Energy, Inc. (A)(B)	1,490	21,352
Matador Resources Company (A)	2,612	85,517
Murphy Oil Corp.	4,355	131,129
PBF Energy, Inc., Class A	2,909	111,502
62	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
PDC Energy, Inc. (A)	1,632	$87,377
Peabody Energy Corp.	2,117	78,011
Tallgrass Energy GP LP	1,236	25,289
Whiting Petroleum Corp. (A)	242	9,878
Financials – 18.4%		7,200,999
Banks – 9.9%
Associated Banc-Corp	5,541	146,559
BancorpSouth Bank	2,448	80,906
Bank of Hawaii Corp.	1,493	125,726
BankUnited, Inc.	2,919	115,622
Cathay General Bancorp	2,150	86,022
Chemical Financial Corp.	1,941	106,541
Columbia Banking System, Inc.	1,964	78,972
Community Bank System, Inc.	1,398	78,638
CVB Financial Corp.	2,837	62,840
First Citizens BancShares, Inc., Class A	220	95,104
First Financial Bankshares, Inc. (B)	1,739	86,167
First Hawaiian, Inc.	1,522	41,931
First Midwest Bancorp, Inc.	2,755	66,974
FNB Corp.	8,855	115,115
Fulton Financial Corp.	6,689	113,044
Glacier Bancorp, Inc.	2,197	81,355
Great Western Bancorp, Inc.	1,104	45,419
Hancock Holding Company	2,797	136,633
Home BancShares, Inc.	4,116	95,656
Hope Bancorp, Inc.	3,419	59,115
IBERIABANK Corp.	1,467	109,952
International Bancshares Corp.	1,514	60,257
Investors Bancorp, Inc.	8,565	114,514
MB Financial, Inc.	2,167	92,358
Old National Bancorp	4,135	71,122
Pinnacle Financial Partners, Inc.	1,265	81,023
Popular, Inc.	3,094	143,221
Prosperity Bancshares, Inc.	1,532	109,952
Simmons First National Corp., Class A	1,970	59,494
South State Corp.	998	86,377
Sterling Bancorp	3,522	83,648
TCF Financial Corp.	4,885	121,295
Texas Capital Bancshares, Inc. (A)	1,347	132,882
The Bank of NT Butterfield & Son, Ltd.	1,191	56,513
UMB Financial Corp.	1,226	93,887
Umpqua Holdings Corp.	6,342	149,418
United Bankshares, Inc.	2,692	91,393
Valley National Bancorp	8,446	105,997
Webster Financial Corp.	2,628	158,179
Wintrust Financial Corp.	1,545	138,200
Capital markets – 2.0%
Artisan Partners Asset Management, Inc., Class A	1,436	46,167
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
Evercore, Inc., Class A	1,159	$117,349
Federated Investors, Inc., Class B	3,037	80,389
Houlihan Lokey, Inc.	756	33,642
Interactive Brokers Group, Inc., Class A	1,889	140,164
Legg Mason, Inc.	3,137	124,539
Moelis & Company, Class A	969	52,132
Morningstar, Inc.	537	58,307
Stifel Financial Corp.	2,011	117,201
Consumer finance – 1.2%
FirstCash, Inc.	1,283	111,236
Green Dot Corp., Class A (A)	1,122	68,229
Navient Corp.	7,166	95,021
OneMain Holdings, Inc. (A)	2,063	63,644
SLM Corp. (A)	11,814	135,625
Insurance – 4.1%
American Equity Investment Life Holding Company	2,442	73,748
American National Insurance Company	560	67,575
AmTrust Financial Services, Inc.	1,354	17,453
Assurant, Inc.	1,414	131,247
Assured Guaranty, Ltd.	3,151	114,350
Axis Capital Holdings, Ltd.	2,335	137,065
Enstar Group, Ltd. (A)	306	64,306
Kemper Corp.	1,126	76,005
Mercury General Corp.	872	39,877
Primerica, Inc.	1,643	158,960
ProAssurance Corp.	1,993	94,269
RLI Corp.	1,438	90,997
Selective Insurance Group, Inc.	1,605	95,016
The Hanover Insurance Group, Inc.	1,534	176,180
Validus Holdings, Ltd.	2,272	153,973
White Mountains Insurance Group, Ltd.	115	99,508
Mortgage real estate investment trusts – 0.1%
Colony Northstar Credit Real Estate, Inc., Class A	2,251	42,859
Thrifts and mortgage finance – 1.1%
Essent Group, Ltd. (A)	2,286	75,347
LendingTree, Inc. (A)(B)	223	53,163
MGIC Investment Corp. (A)	9,897	99,168
Radian Group, Inc.	5,914	84,570
TFS Financial Corp.	1,565	23,334
Washington Federal, Inc.	3,476	110,363
Health care – 9.0%		3,519,760
Biotechnology – 2.0%
Agios Pharmaceuticals, Inc. (A)(B)	1,414	118,649
Avexis, Inc. (A)	755	160,558
Blueprint Medicines Corp. (A)(B)	978	75,032
FibroGen, Inc. (A)	1,944	88,355
Halozyme Therapeutics, Inc. (A)	3,484	65,952
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	63

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Biotechnology (continued)
Ligand Pharmaceuticals, Inc. (A)(B)	555	$85,942
Myriad Genetics, Inc. (A)	68	1,924
Puma Biotechnology, Inc. (A)	84	5,355
Sarepta Therapeutics, Inc. (A)(B)	1,544	117,900
Ultragenyx Pharmaceutical, Inc. (A)	919	46,722
United Therapeutics Corp. (A)	191	21,031
Health care equipment and supplies – 3.0%
Cantel Medical Corp.	1,047	117,337
Globus Medical, Inc., Class A (A)	1,981	101,407
Haemonetics Corp. (A)	1,450	113,158
ICU Medical, Inc. (A)	453	114,020
Inogen, Inc. (A)	488	68,603
Insulet Corp. (A)	1,639	140,954
Integra LifeSciences Holdings Corp. (A)(B)	1,756	108,222
LivaNova PLC (A)	1,382	122,694
Masimo Corp. (A)	1,404	125,981
Neogen Corp. (A)	1,402	95,546
NuVasive, Inc. (A)	1,408	74,920
Penumbra, Inc. (A)	74	9,202
Health care providers and services – 2.2%
Acadia Healthcare Company, Inc. (A)(B)	1,979	70,413
AMN Healthcare Services, Inc. (A)	1,288	86,103
Chemed Corp.	443	136,541
Encompass Health Corp.	2,979	181,183
HealthEquity, Inc. (A)	1,488	97,717
MEDNAX, Inc. (A)	425	19,512
Molina Healthcare, Inc. (A)(B)	1,297	107,975
Patterson Companies, Inc. (B)	2,719	63,298
Premier, Inc., Class A (A)(B)	1,521	50,178
Select Medical Holdings Corp. (A)	2,466	44,511
Health care technology – 0.6%
Allscripts Healthcare Solutions, Inc. (A)	5,306	61,656
Cotiviti Holdings, Inc. (A)	1,160	40,066
Medidata Solutions, Inc. (A)(B)	1,595	113,819
Life sciences tools and services – 1.1%
Bio-Techne Corp.	1,143	172,490
Bruker Corp.	3,099	91,513
PRA Health Sciences, Inc. (A)	1,027	84,389
Syneos Health, Inc. (A)	1,620	61,722
Pharmaceuticals – 0.1%
Horizon Pharma PLC (A)	4,321	57,210
Industrials – 14.1%		5,524,306
Aerospace and defense – 0.5%
KLX, Inc. (A)	1,400	109,522
Moog, Inc., Class A (A)	909	74,511
Airlines – 0.5%
Allegiant Travel Company (B)	359	57,530
SkyWest, Inc.	1,416	80,570
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Airlines (continued)
Spirit Airlines, Inc. (A)(B)	1,966	$70,226
Building products – 1.0%
Armstrong World Industries, Inc. (A)	1,335	74,760
JELD-WEN Holding, Inc. (A)	1,876	52,734
Simpson Manufacturing Company, Inc.	1,099	60,093
Trex Company, Inc. (A)	791	82,169
USG Corp. (A)	3,312	133,242
Commercial services and supplies – 2.0%
ABM Industries, Inc.	1,531	47,660
Cimpress NV (A)	649	93,333
Clean Harbors, Inc. (A)	1,562	71,540
Deluxe Corp.	1,540	105,552
Healthcare Services Group, Inc. (B)	2,056	79,423
MSA Safety, Inc.	945	82,064
Pitney Bowes, Inc.	5,341	54,585
Tetra Tech, Inc.	1,532	74,149
The Brink's Company	1,277	94,243
UniFirst Corp.	429	68,897
Construction and engineering – 1.1%
Dycom Industries, Inc. (A)	853	88,593
EMCOR Group, Inc.	2,118	155,864
Granite Construction, Inc.	43	2,252
MasTec, Inc. (A)	1,892	83,248
Valmont Industries, Inc.	641	91,086
Electrical equipment – 0.7%
EnerSys	1,533	105,102
Generac Holdings, Inc. (A)	1,903	85,654
Regal Beloit Corp.	1,399	99,609
Machinery – 3.7%
Barnes Group, Inc.	1,407	78,131
Colfax Corp. (A)	2,558	79,324
Evoqua Water Technologies Corp. (A)	806	16,467
Hillenbrand, Inc.	1,729	80,139
ITT, Inc.	2,974	145,399
John Bean Technologies Corp.	863	92,988
Kennametal, Inc.	2,260	82,377
Navistar International Corp. (A)	1,319	45,914
Proto Labs, Inc. (A)	682	81,260
RBC Bearings, Inc. (A)	678	78,906
Rexnord Corp. (A)	2,967	81,622
Terex Corp.	3,178	116,061
The Timken Company	2,008	85,842
Trinity Industries, Inc.	3,872	123,401
Watts Water Technologies, Inc., Class A	731	54,460
Welbilt, Inc. (A)	3,803	72,865
Woodward, Inc.	2,040	146,758
Marine – 0.4%
Kirby Corp. (A)	1,663	141,854
64	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Professional services – 0.9%
ASGN, Inc. (A)	1,349	$108,770
Insperity, Inc.	990	79,448
The Dun & Bradstreet Corp.	1,004	115,771
TriNet Group, Inc. (A)	1,176	60,740
Road and rail – 1.5%
Avis Budget Group, Inc. (A)	2,050	101,291
Genesee & Wyoming, Inc., Class A (A)	1,711	121,823
Landstar System, Inc.	1,516	154,101
Ryder System, Inc.	1,481	99,864
Schneider National, Inc., Class B (B)	1,865	49,758
Werner Enterprises, Inc.	1,283	44,007
Trading companies and distributors – 1.8%
Air Lease Corp.	2,759	115,023
Applied Industrial Technologies, Inc.	1,062	67,915
Beacon Roofing Supply, Inc. (A)	1,885	92,271
GATX Corp. (B)	1,014	66,153
MSC Industrial Direct Company, Inc., Class A	1,072	92,664
SiteOne Landscape Supply, Inc. (A)	1,083	74,186
Triton International, Ltd.	957	29,677
Univar, Inc. (A)	2,979	82,101
WESCO International, Inc. (A)	1,457	86,764
Information technology – 14.8%		5,786,366
Communications equipment – 1.6%
ARRIS International PLC (A)	4,741	128,007
Ciena Corp. (A)	4,238	109,129
InterDigital, Inc.	957	71,249
Lumentum Holdings, Inc. (A)(B)	1,658	83,646
NetScout Systems, Inc. (A)	2,357	63,993
Ubiquiti Networks, Inc. (A)(B)	657	46,818
ViaSat, Inc. (A)(B)	1,556	99,553
Electronic equipment, instruments and components – 2.1%
Anixter International, Inc. (A)	833	49,064
Avnet, Inc.	545	21,380
AVX Corp.	1,569	23,158
Belden, Inc.	1,492	91,907
II-VI, Inc. (A)	1,197	45,606
Itron, Inc. (A)	921	60,233
Jabil, Inc.	4,316	114,806
Littelfuse, Inc.	627	117,199
Rogers Corp. (A)	520	55,484
SYNNEX Corp.	724	72,523
Tech Data Corp. (A)	1,244	94,855
Universal Display Corp. (B)	158	13,912
Vishay Intertechnology, Inc.	3,627	64,017
Internet software and services – 1.6%
2U, Inc. (A)	1,390	111,881
Cargurus, Inc. (A)	252	7,792
j2 Global, Inc.	1,530	121,451
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Internet software and services (continued)
MuleSoft, Inc., Class A (A)	2,016	$89,873
New Relic, Inc. (A)	876	61,224
Okta, Inc. (A)	1,072	45,892
Stamps.com, Inc. (A)	441	100,438
Yelp, Inc. (A)	2,144	96,158
IT services – 2.4%
Blackhawk Network Holdings, Inc. (A)	1,581	70,987
CACI International, Inc., Class A (A)	683	103,167
Conduent, Inc. (A)	5,019	97,670
CoreLogic, Inc. (A)	3,050	150,975
Euronet Worldwide, Inc. (A)	1,368	106,854
MAXIMUS, Inc.	2,131	144,120
Science Applications International Corp.	1,151	98,744
Switch, Inc., Class A (B)	763	10,873
Teradata Corp. (A)	3,440	140,765
Semiconductors and semiconductor equipment – 2.3%
Advanced Energy Industries, Inc. (A)	1,086	64,671
Amkor Technology, Inc. (A)	1,839	15,227
Cabot Microelectronics Corp.	691	70,102
Cirrus Logic, Inc. (A)	1,753	63,932
Cree, Inc. (A)	2,933	109,460
Entegris, Inc.	3,844	123,777
Integrated Device Technology, Inc. (A)	3,721	103,555
Monolithic Power Systems, Inc.	1,084	126,936
Silicon Laboratories, Inc. (A)	1,412	131,175
Versum Materials, Inc.	2,948	103,711
Software – 4.4%
ACI Worldwide, Inc. (A)	3,242	75,377
Blackbaud, Inc.	1,323	138,862
CommVault Systems, Inc. (A)	1,041	72,818
Ebix, Inc. (B)	567	43,943
Ellie Mae, Inc. (A)(B)	918	88,927
Fair Isaac Corp. (A)	1,051	182,012
FireEye, Inc. (A)	4,598	82,994
HubSpot, Inc. (A)	880	93,192
Manhattan Associates, Inc. (A)	1,808	77,852
Nuance Communications, Inc. (A)	7,961	117,186
Paylocity Holding Corp. (A)	658	35,947
Pegasystems, Inc.	1,100	67,155
Proofpoint, Inc. (A)	1,014	119,591
Qualys, Inc. (A)	860	66,177
RealPage, Inc. (A)	1,593	85,226
RingCentral, Inc., Class A (A)	1,602	107,414
Verint Systems, Inc. (A)	1,760	74,096
Zendesk, Inc. (A)	2,732	133,185
Zynga, Inc., Class A (A)	21,225	73,226
Technology hardware, storage and peripherals – 0.4%
NCR Corp. (A)	3,201	98,495
Pure Storage, Inc., Class A (A)(B)	2,706	54,742
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	65

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Materials – 6.8%		$2,680,178
Chemicals – 3.3%
Ashland Global Holdings, Inc.	1,749	115,749
Balchem Corp.	884	78,004
Cabot Corp.	2,044	114,178
HB Fuller Company	1,579	78,113
Ingevity Corp. (A)	1,148	88,201
Kronos Worldwide, Inc.	613	14,124
Minerals Technologies, Inc.	970	66,979
NewMarket Corp.	257	97,544
Olin Corp.	760	22,944
Platform Specialty Products Corp. (A)	6,093	61,357
PolyOne Corp.	2,862	119,775
Sensient Technologies Corp.	1,655	110,306
The Scotts Miracle-Gro Company (B)	111	9,277
Trinseo SA	1,220	88,999
Valvoline, Inc.	5,543	112,412
W.R. Grace & Company	1,891	129,420
Construction materials – 0.6%
Eagle Materials, Inc.	1,395	138,049
Summit Materials, Inc., Class A (A)	2,973	83,660
Containers and packaging – 1.6%
Ardagh Group SA	533	10,831
Bemis Company, Inc.	2,503	108,305
Graphic Packaging Holding Company	8,672	124,010
Greif, Inc., Class A	807	47,226
Greif, Inc., Class B	189	11,898
Owens-Illinois, Inc. (A)	4,458	90,631
Silgan Holdings, Inc.	2,936	82,414
Sonoco Products Company	2,699	138,621
Metals and mining – 0.6%
Allegheny Technologies, Inc. (A)(B)	3,357	89,195
Commercial Metals Company	3,031	63,681
Ferroglobe PLC (A)	1,974	22,306
Nexa Resources SA (A)	878	15,347
Worthington Industries, Inc.	1,270	56,553
Paper and forest products – 0.7%
Domtar Corp.	2,025	88,898
KapStone Paper and Packaging Corp.	2,405	82,780
Louisiana-Pacific Corp.	4,179	118,391
Real estate – 11.7%		4,603,974
Equity real estate investment trusts – 11.4%
Americold Realty Trust	1,271	26,195
Apple Hospitality REIT, Inc.	6,035	108,570
Brandywine Realty Trust	5,083	81,887
Brixmor Property Group, Inc.	8,207	122,202
Columbia Property Trust, Inc.	3,639	77,729
CoreCivic, Inc.	3,028	61,044
CoreSite Realty Corp.	951	98,999
Corporate Office Properties Trust	2,755	75,790
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Equity real estate investment trusts (continued)
Cousins Properties, Inc.	11,534	$102,537
CubeSmart	4,984	146,729
CyrusOne, Inc.	2,564	137,405
EastGroup Properties, Inc.	966	86,727
Education Realty Trust, Inc.	2,125	69,934
Empire State Realty Trust, Inc., Class A	4,486	78,146
EPR Properties	2,138	117,633
Equity Commonwealth (A)	3,525	109,240
First Industrial Realty Trust, Inc.	3,303	102,756
Gramercy Property Trust	4,369	102,672
Healthcare Realty Trust, Inc.	3,411	94,928
Highwoods Properties, Inc.	2,817	124,004
Hospitality Properties Trust	4,752	118,230
Hudson Pacific Properties, Inc.	692	22,746
JBG SMITH Properties	2,555	94,203
LaSalle Hotel Properties	3,136	92,732
Life Storage, Inc.	1,281	113,292
Medical Properties Trust, Inc.	9,807	125,333
National Health Investors, Inc.	1,139	77,760
Outfront Media, Inc.	3,950	74,063
Paramount Group, Inc.	5,577	80,030
Pebblebrook Hotel Trust	2,073	72,534
Physicians Realty Trust	4,811	71,876
Piedmont Office Realty Trust, Inc., Class A	4,632	83,005
PotlatchDeltic Corp.	1,599	82,908
PS Business Parks, Inc.	628	72,396
Rayonier, Inc.	3,569	132,731
Retail Properties of America, Inc., Class A	6,962	80,341
RLJ Lodging Trust	4,916	102,105
Ryman Hospitality Properties, Inc.	1,535	120,313
Sabra Health Care REIT, Inc.	3,715	68,022
Senior Housing Properties Trust	6,410	99,804
Spirit Realty Capital, Inc.	12,123	97,590
STAG Industrial, Inc.	2,390	58,722
STORE Capital Corp.	4,811	121,382
Sunstone Hotel Investors, Inc.	6,208	96,845
Taubman Centers, Inc.	1,642	91,919
The GEO Group, Inc.	3,124	70,290
Uniti Group, Inc.	3,516	63,358
Urban Edge Properties	2,913	59,920
Weingarten Realty Investors	3,307	90,843
Real estate management and development – 0.3%
Kennedy-Wilson Holdings, Inc.	2,726	51,658
Realogy Holdings Corp. (B)	3,704	91,896
Telecommunication services – 0.2%		99,635
Wireless telecommunication services – 0.2%
Telephone & Data Systems, Inc.	3,094	84,559
United States Cellular Corp. (A)	381	15,076
66	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Utilities – 4.4%		$1,719,813
Electric utilities – 1.6%
ALLETE, Inc.	1,480	113,087
Hawaiian Electric Industries, Inc.	3,972	137,789
IDACORP, Inc.	1,769	164,517
PNM Resources, Inc.	2,555	101,306
Portland General Electric Company	3,073	130,541
Gas utilities – 1.8%
National Fuel Gas Company	2,082	106,911
New Jersey Resources Corp.	2,811	116,235
ONE Gas, Inc.	1,492	104,022
Southwest Gas Holdings, Inc.	1,775	129,557
Spire, Inc.	1,338	96,537
WGL Holdings, Inc.	1,760	149,776
Independent power and renewable electricity producers – 0.3%
NRG Yield, Inc., Class A	913	16,078
NRG Yield, Inc., Class C	1,706	30,367
Ormat Technologies, Inc.	1,150	66,585
Multi-utilities – 0.7%
Avista Corp.	1,900	98,534
Black Hills Corp. (B)	1,463	82,923
NorthWestern Corp.	1,366	75,048

SECURITIES LENDING COLLATERAL – 7.1%		$2,771,051
(Cost $2,770,957)
John Hancock Collateral Trust, 1.8834% (C)(D)	277,011	2,771,051

SHORT-TERM INVESTMENTS – 0.0%		$4,981
(Cost $4,981)
Money market funds – 0.0%		4,981
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (C)	4,981	4,981
Total investments (Multifactor Small Cap ETF) (Cost $41,727,141) 107.0%		$41,931,766
Other assets and liabilities, net (7.0%)		(2,751,696)
Total net assets 100.0%		$39,180,070

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 4-30-18.
(C)	The rate shown is the annualized seven-day yield as of 4-30-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR TECHNOLOGY ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$63,001,123
(Cost $53,490,502)
Consumer discretionary – 0.4%		242,830
Household durables – 0.4%
Garmin, Ltd.	4,139	242,830
Health care – 1.6%		1,005,958
Health care providers and services – 0.1%
Premier, Inc., Class A (A)(B)	1,777	58,623
Health care technology – 1.5%
athenahealth, Inc. (A)	965	118,184
Cerner Corp. (A)	11,047	643,488
Medidata Solutions, Inc. (A)(B)	651	46,455
Veeva Systems, Inc., Class A (A)	1,985	139,208
Industrials – 1.1%		682,930
Aerospace and defense – 1.1%
Harris Corp.	4,366	682,930
Information technology – 96.9%		61,069,405
Communications equipment – 8.0%
Arista Networks, Inc. (A)	1,027	271,693
ARRIS International PLC (A)	7,137	192,699
Cisco Systems, Inc.	57,973	2,567,624
CommScope Holding Company, Inc. (A)	7,887	301,441
EchoStar Corp., Class A (A)	1,429	75,080
F5 Networks, Inc. (A)	2,453	400,060
Juniper Networks, Inc.	13,060	321,145
Lumentum Holdings, Inc. (A)(B)	225	11,351
Motorola Solutions, Inc.	3,913	429,765
Palo Alto Networks, Inc. (A)	1,516	291,845
Ubiquiti Networks, Inc. (A)(B)	817	58,219
ViaSat, Inc. (A)(B)	1,921	122,906
Electronic equipment, instruments and components – 2.3%
CDW Corp.	5,262	375,128
Corning, Inc.	28,418	767,854
Dolby Laboratories, Inc., Class A	1,791	107,138
SYNNEX Corp.	1,208	121,005
Tech Data Corp. (A)	1,067	81,359
Internet software and services – 16.5%
2U, Inc. (A)(B)	445	35,818
Akamai Technologies, Inc. (A)	6,147	440,433
Alphabet, Inc., Class A (A)	2,824	2,876,470
Alphabet, Inc., Class C (A)	711	723,322
ANGI Homeservices, Inc., Class A (A)(B)	632	8,444
eBay, Inc. (A)	19,075	722,561
Facebook, Inc., Class A (A)	20,725	3,564,700
GoDaddy, Inc., Class A (A)	2,302	148,617
GrubHub, Inc. (A)(B)	1,682	170,117
InterActiveCorp (A)	2,464	399,513
j2 Global, Inc.	2,038	161,776
LogMeIn, Inc.	1,556	171,471
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	67

MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Internet software and services (continued)
Match Group, Inc. (A)(B)	1,491	$70,256
MuleSoft, Inc., Class A (A)	647	28,843
New Relic, Inc. (A)	282	19,709
Nutanix, Inc., Class A (A)	1,037	52,462
Okta, Inc. (A)	323	13,828
Twitter, Inc. (A)	16,767	508,208
VeriSign, Inc. (A)(B)	2,576	302,474
IT services – 7.0%
Amdocs, Ltd.	5,160	347,010
Cognizant Technology Solutions Corp., Class A	9,772	799,545
DXC Technology Company	5,001	515,403
EPAM Systems, Inc. (A)	1,312	150,027
Gartner, Inc. (A)(B)	2,114	256,407
IBM Corp.	10,025	1,453,224
Leidos Holdings, Inc.	5,501	353,329
Sabre Corp.	6,825	140,868
Square, Inc., Class A (A)	4,221	199,822
Teradata Corp. (A)	5,210	213,193
Semiconductors and semiconductor equipment – 24.7%
Advanced Micro Devices, Inc. (A)(B)	13,027	141,734
Analog Devices, Inc.	6,185	540,260
Applied Materials, Inc.	13,962	693,493
Broadcom, Inc.	4,567	1,047,761
Cavium, Inc. (A)	1,393	104,489
Cypress Semiconductor Corp.	10,308	150,291
Entegris, Inc.	4,583	147,573
Integrated Device Technology, Inc. (A)	1,782	49,593
Intel Corp.	67,486	3,483,627
KLA-Tencor Corp.	3,921	398,923
Lam Research Corp.	3,375	624,578
Marvell Technology Group, Ltd.	13,515	271,111
Maxim Integrated Products, Inc.	9,092	495,514
Microchip Technology, Inc. (B)	6,894	576,752
Micron Technology, Inc. (A)	27,848	1,280,451
Microsemi Corp. (A)	4,165	269,434
MKS Instruments, Inc.	1,737	177,869
Monolithic Power Systems, Inc.	633	74,124
NVIDIA Corp.	4,820	1,084,018
ON Semiconductor Corp. (A)	17,855	394,238
Qorvo, Inc. (A)	4,018	270,813
QUALCOMM, Inc.	16,054	818,915
Silicon Laboratories, Inc. (A)	577	53,603
Skyworks Solutions, Inc.	6,852	594,480
Teradyne, Inc.	7,359	239,535
Texas Instruments, Inc.	10,607	1,075,868
Xilinx, Inc.	7,822	502,485
Software – 27.5%
Activision Blizzard, Inc.	12,310	816,769
Adobe Systems, Inc. (A)	3,546	785,794
MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
ANSYS, Inc. (A)	2,592	$419,023
Aspen Technology, Inc. (A)	2,079	182,432
Atlassian Corp. PLC, Class A (A)(B)	1,483	83,018
Autodesk, Inc. (A)	3,914	492,773
Blackbaud, Inc.	1,472	154,501
CA, Inc.	13,068	454,766
Cadence Design Systems, Inc. (A)	7,959	318,838
CDK Global, Inc.	3,811	248,630
Citrix Systems, Inc. (A)	4,866	500,760
Dell Technologies, Inc., Class V (A)	8,453	606,672
Electronic Arts, Inc. (A)	4,071	480,297
Fair Isaac Corp. (A)	914	158,287
Fortinet, Inc. (A)	2,939	162,703
Guidewire Software, Inc. (A)(B)	1,631	138,015
HubSpot, Inc. (A)	289	30,605
Intuit, Inc.	3,706	684,832
Microsoft Corp.	41,897	3,918,207
Nuance Communications, Inc. (A)	8,573	126,195
Oracle Corp.	37,367	1,706,551
Paycom Software, Inc. (A)(B)	1,240	141,620
Pegasystems, Inc.	586	35,775
Proofpoint, Inc. (A)	834	98,362
PTC, Inc. (A)	2,856	235,192
RealPage, Inc. (A)	590	31,565
Red Hat, Inc. (A)	4,227	689,255
RingCentral, Inc., Class A (A)	504	33,793
salesforce.com, Inc. (A)	3,830	463,392
ServiceNow, Inc. (A)	2,870	476,822
Snap, Inc., Class A (A)(B)	4,381	62,780
Splunk, Inc. (A)	2,347	240,920
SS&C Technologies Holdings, Inc.	6,131	304,404
Symantec Corp.	16,237	451,226
Synopsys, Inc. (A)	4,627	395,655
Tableau Software, Inc., Class A (A)	1,221	103,846
Take-Two Interactive Software, Inc. (A)	2,842	283,376
The Ultimate Software Group, Inc. (A)	627	150,430
Tyler Technologies, Inc. (A)	819	179,295
VMware, Inc., Class A (A)	1,058	140,989
Workday, Inc., Class A (A)	2,236	279,142
Zendesk, Inc. (A)	873	42,559
Technology hardware, storage and peripherals – 10.9%
Apple, Inc.	21,213	3,505,660
Hewlett Packard Enterprise Company	27,412	467,375
HP, Inc.	22,250	478,153
NCR Corp. (A)	4,790	147,388
NetApp, Inc.	10,893	725,256
Pure Storage, Inc., Class A (A)(B)	814	16,467
Seagate Technology PLC	9,921	574,327
Western Digital Corp.	11,918	939,019
68	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR TECHNOLOGY ETF (continued)

	Shares or Principal Amount	Value

SECURITIES LENDING COLLATERAL – 3.3%		$2,084,023
(Cost $2,083,929)
John Hancock Collateral Trust, 1.8834% (C)(D)	208,331	$2,084,023

SHORT-TERM INVESTMENTS – 0.1%		$87,290
(Cost $87,290)
Money market funds – 0.1%		87,290
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (C)	87,290	87,290
Total investments (Multifactor Technology ETF) (Cost $55,661,721) 103.4%		$65,172,436
Other assets and liabilities, net (3.4%)		(2,154,642)
Total net assets 100.0%		$63,017,794

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 4-30-18.
(C)	The rate shown is the annualized seven-day yield as of 4-30-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR UTILITIES ETF

As of 4-30-18
	Shares or Principal Amount	Value
COMMON STOCKS – 100.0%		$17,837,353
(Cost $17,921,840)
Energy – 3.2%		569,380
Oil, gas and consumable fuels – 3.2%
ONEOK, Inc.	9,455	569,380
Utilities – 96.8%		17,267,973
Electric utilities – 54.0%
Alliant Energy Corp.	5,612	241,035
American Electric Power Company, Inc.	9,087	635,908
Avangrid, Inc.	2,084	109,848
Duke Energy Corp.	12,192	977,311
Edison International	11,971	784,340
Entergy Corp.	4,861	396,609
Eversource Energy	9,781	589,305
Exelon Corp.	23,647	938,313
FirstEnergy Corp.	14,243	489,959
Great Plains Energy, Inc.	6,174	202,075
Hawaiian Electric Industries, Inc.	2,835	98,346
IDACORP, Inc.	1,335	124,155
NextEra Energy, Inc.	5,916	969,692
PG&E Corp.	10,230	471,603
Pinnacle West Capital Corp.	4,176	336,168
Portland General Electric Company	3,524	149,700
PPL Corp.	11,492	334,417
The Southern Company	13,688	631,291
Westar Energy, Inc.	4,447	240,938
MULTIFACTOR UTILITIES ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Electric utilities (continued)
Xcel Energy, Inc.	19,566	$916,471
Gas utilities – 4.7%
Atmos Energy Corp.	3,121	271,184
National Fuel Gas Company	3,046	156,412
UGI Corp.	6,000	290,340
WGL Holdings, Inc.	1,392	118,459
Independent power and renewable electricity producers – 4.2%
AES Corp.	22,836	279,513
NRG Energy, Inc.	8,753	271,343
Vistra Energy Corp. (A)	8,333	190,409
Multi-utilities – 31.2%
Ameren Corp.	8,846	518,553
CenterPoint Energy, Inc.	15,181	384,535
CMS Energy Corp.	8,550	403,475
Consolidated Edison, Inc.	10,653	853,625
Dominion Energy, Inc.	8,581	571,151
DTE Energy Company	4,998	526,789
NiSource, Inc.	11,123	271,290
Public Service Enterprise Group, Inc.	16,196	844,621
SCANA Corp.	4,324	158,993
Sempra Energy	3,010	336,518
Vectren Corp.	2,403	168,859
WEC Energy Group, Inc.	8,272	531,724
Water utilities – 2.7%
American Water Works Company, Inc.	4,222	365,541
Aqua America, Inc.	3,333	117,155

SHORT-TERM INVESTMENTS – 0.2%		$45,648
(Cost $45,648)
Money market funds – 0.2%		45,648
State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.6333% (B)	45,648	45,648
Total investments (Multifactor Utilities ETF) (Cost $17,967,488) 100.2%		$17,883,001
Other assets and liabilities, net (0.2%)		(39,019)
Total net assets 100.0%		$17,843,982

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 4-30-18.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	69

Financial statements

STATEMENTS OF ASSETS AND LIABILITIES 4-30-18

	Multifactor Consumer Discretionary ETF	Multifactor Consumer Staples ETF	Multifactor Developed International ETF	Multifactor Energy ETF
Assets
Unaffiliated investments, at value	$46,635,886	$22,324,372	$66,982,327	$37,055,577
Affiliated investments, at value	2,691,772	1,014,910	3,394,758	1,754,163
Total investments, at value	49,327,658	23,339,282	70,377,085	38,809,740
Foreign currency, at value	—	—	203,200	—
Receivable for investments sold	—	—	959	—
Dividends and interest receivable	27,575	35,023	381,916	32,100
Receivable for securities lending income	1,785	138	3,227	294
Receivable due from advisor	572	9,064	2,502	7,307
Other receivables and prepaid expenses	7,151	5,588	7,772	5,511
Total assets	49,364,741	23,389,095	70,976,661	38,854,952
Liabilities
Payable for investments purchased	—	—	2,922	—
Payable upon return of securities loaned	2,692,621	1,015,138	3,395,182	1,754,394
Payable to affiliates
Accounting and legal services fees	5,115	2,953	6,743	3,195
Trustees' fees	88	44	113	40
Other liabilities and accrued expenses	75,876	61,849	69,547	61,673
Total liabilities	2,773,700	1,079,984	3,474,507	1,819,302
Net assets	$46,591,041	$22,309,111	$67,502,154	$37,035,650
Net assets consist of
Paid-in capital	$44,043,304	$23,769,570	$63,267,420	$35,229,923
Undistributed net investment income	140,612	156,588	633,024	137,479
Accumulated net realized gain (loss) on investments	(881,353)	(238,571)	(524,488)	(1,000,328)
Net unrealized appreciation (depreciation) on investments	3,288,478	(1,378,476)	4,126,198	2,668,576
Net assets	$46,591,041	$22,309,111	$67,502,154	$37,035,650
Unaffiliated investments, at cost	43,347,526	23,702,879	62,848,301	34,387,045
Affiliated investments, at cost	2,691,654	1,014,879	3,394,479	1,754,119
Foreign currency, at cost	—	—	206,773	—
Securities loaned, unaffiliated investments, at value	2,617,327	981,345	3,237,179	1,742,355

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	46,591,041	22,309,111	67,502,154	37,035,650
Shares outstanding	1,520,000	880,000	2,200,000	1,180,000
Net asset value per share	$30.65	$25.35	$30.68	$31.39

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       70

STATEMENTS OF ASSETS AND LIABILITIES 4-30-18

Continued

	Multifactor Financials ETF	Multifactor Healthcare ETF	Multifactor Industrials ETF
Assets
Unaffiliated investments, at value	$68,595,361	$41,158,789	$31,762,977
Affiliated investments, at value	547,788	—	—
Total investments, at value	69,143,149	41,158,789	31,762,977
Cash	54	—	—
Dividends and interest receivable	36,388	22,874	13,984
Receivable for securities lending income	50	—	—
Receivable due from advisor	—	215	5,965
Other receivables and prepaid expenses	7,669	7,238	5,706
Total assets	69,187,310	41,189,116	31,788,632
Liabilities
Payable upon return of securities loaned	547,861	—	—
Payable to affiliates
Accounting and legal services fees	7,453	4,498	3,422
Trustees' fees	129	76	60
Investment management fees	50	—	—
Other liabilities and accrued expenses	79,761	76,395	62,760
Total liabilities	635,254	80,969	66,242
Net assets	$68,552,056	$41,108,147	$31,722,390
Net assets consist of
Paid-in capital	$59,535,134	$39,511,807	$28,079,979
Undistributed net investment income	261,518	84,860	59,049
Accumulated net realized gain (loss) on investments	(389,545)	(508,781)	(203,432)
Net unrealized appreciation (depreciation) on investments	9,144,949	2,020,261	3,786,794
Net assets	$68,552,056	$41,108,147	$31,722,390
Unaffiliated investments, at cost	59,450,425	39,138,528	27,976,183
Affiliated investments, at cost	547,775	—	—
Securities loaned, unaffiliated investments, at value	535,248	—	—

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	68,552,056	41,108,147	31,722,390
Shares outstanding	1,860,000	1,320,000	940,000
Net asset value per share	$36.86	$31.14	$33.75

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       71

STATEMENTS OF ASSETS AND LIABILITIES 4-30-18

Continued

	Multifactor Large Cap ETF	Multifactor Materials ETF	Multifactor Mid Cap ETF
Assets
Unaffiliated investments, at value	$401,311,336	$23,148,853	$331,936,052
Affiliated investments, at value	9,548,172	—	20,334,398
Total investments, at value	410,859,508	23,148,853	352,270,450
Cash	—	—	114
Receivable for fund shares sold	870,263	—	—
Dividends and interest receivable	282,823	21,367	152,520
Receivable for securities lending income	2,573	—	5,195
Receivable due from advisor	—	8,862	—
Other receivables and prepaid expenses	17,410	5,641	12,939
Total assets	412,032,577	23,184,723	352,441,218
Liabilities
Payable for investments purchased	983,124	—	—
Payable upon return of securities loaned	9,550,103	—	20,338,081
Payable to affiliates
Accounting and legal services fees	44,939	2,801	33,224
Trustees' fees	730	44	570
Investment management fees	65,705	—	67,001
Other liabilities and accrued expenses	128,476	61,839	114,240
Total liabilities	10,773,077	64,684	20,553,116
Net assets	$401,259,500	$23,120,039	$331,888,102
Net assets consist of
Paid-in capital	$352,177,021	$20,046,560	$304,279,640
Undistributed net investment income	1,559,441	76,198	754,804
Accumulated net realized gain (loss) on investments	(1,742,422)	(202,005)	(2,920,942)
Net unrealized appreciation (depreciation) on investments	49,265,460	3,199,286	29,774,600
Net assets	$401,259,500	$23,120,039	$331,888,102
Unaffiliated investments, at cost	352,046,143	19,949,567	302,162,027
Affiliated investments, at cost	9,547,905	—	20,333,823
Securities loaned, unaffiliated investments, at value	9,254,560	—	19,733,718

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	401,259,500	23,120,039	331,888,102
Shares outstanding	11,625,000	680,000	9,750,000
Net asset value per share	$34.52	$34.00	$34.04

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       72

STATEMENTS OF ASSETS AND LIABILITIES 4-30-18

Continued

	Multifactor Small Cap ETF	Multifactor Technology ETF	Multifactor Utilities ETF
Assets
Unaffiliated investments, at value	$39,160,715	$63,088,413	$17,883,001
Affiliated investments, at value	2,771,051	2,084,023	—
Total investments, at value	41,931,766	65,172,436	17,883,001
Receivable for investments sold	—	17,203	—
Receivable for fund shares sold	1,926,885	—	—
Dividends and interest receivable	16,452	11,569	18,463
Receivable for securities lending income	1,666	1,263	—
Receivable due from advisor	—	—	12,001
Other receivables and prepaid expenses	36,734	7,761	5,577
Total assets	43,913,503	65,210,232	17,919,042
Liabilities
Payable for investments purchased	1,924,855	16,406	11,884
Payable upon return of securities loaned	2,771,211	2,084,443	—
Payable to affiliates
Accounting and legal services fees	3,302	7,242	2,191
Trustees' fees	61	116	31
Investment management fees	6,196	5,880	—
Other liabilities and accrued expenses	27,808	78,351	60,954
Total liabilities	4,733,433	2,192,438	75,060
Net assets	$39,180,070	$63,017,794	$17,843,982
Net assets consist of
Paid-in capital	$39,152,810	$53,437,502	$18,065,144
Undistributed net investment income	151,658	75,026	121,194
Accumulated net realized gain (loss) on investments	(329,023)	(5,449)	(257,869)
Net unrealized appreciation (depreciation) on investments	204,625	9,510,715	(84,487)
Net assets	$39,180,070	$63,017,794	$17,843,982
Unaffiliated investments, at cost	38,956,184	53,577,792	17,967,488
Affiliated investments, at cost	2,770,957	2,083,929	—
Securities loaned, unaffiliated investments, at value	2,688,942	2,031,822	—

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Net assets	39,180,070	63,017,794	17,843,982
Shares outstanding	1,525,000	1,470,000	650,000
Net asset value per share	$25.69	$42.87	$27.45

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       73

STATEMENTS OF OPERATIONS For the year ended 4-30-18

	Multifactor Consumer Discretionary ETF	Multifactor Consumer Staples ETF	Multifactor Developed International ETF	Multifactor Energy ETF
Investment income
Dividends	$586,962	$550,704	$1,572,027	$620,684
Non-cash dividends	—	—	113,907	—
Securities lending	14,521	1,463	9,668	3,396
Interest	471	342	870	268
Less foreign taxes withheld	—	—	(143,983)	—
Total investment income	601,954	552,509	1,552,489	624,348
Expenses
Investment management fees	171,318	97,498	229,360	98,554
Accounting and legal services fees	8,523	4,854	12,011	5,072
Transfer agent fees	15,600	15,600	15,600	15,600
Trustees' fees	1,300	1,007	1,468	1,016
Printing and postage	19,742	18,309	33,708	18,582
Professional fees	29,713	25,486	60,100	24,790
Custodian fees	62,283	51,867	43,755	51,869
Stock exchange listing fees	4,873	10,644	4,189	10,644
Other	10,068	7,267	5,553	7,307
Total expenses	323,420	232,532	405,744	233,434
Less expense reductions	(133,069)	(124,201)	(176,282)	(123,929)
Net expenses	190,351	108,331	229,462	109,505
Net investment income	411,603	444,178	1,323,027	514,843
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(403,847)	(132,355)	(457,337)	(823,207)
Affiliated investments	(967)	(268)	(703)	(275)
Redemptions in kind	2,839,135	120,353	4,304,559	839,147
Futures contracts	2,778	—	(715)	—
	2,437,099	(12,270)	3,845,804	15,665
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	663,915	(1,421,731)	1,852,780	2,661,643
Affiliated investments	118	31	279	44
	664,033	(1,421,700)	1,853,059	2,661,687
Net realized and unrealized gain (loss)	3,101,132	(1,433,970)	5,698,863	2,677,352
Increase (decrease) in net assets from operations	$3,512,735	$(989,792)	$7,021,890	$3,192,195

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       74

STATEMENTS OF OPERATIONS For the year ended 4-30-18

Continued

	Multifactor Financials ETF	Multifactor Healthcare ETF	Multifactor Industrials ETF
Investment income
Dividends	$982,086	$471,917	$383,284
Securities lending	764	919	865
Interest	493	535	355
Total investment income	983,343	473,371	384,504
Expenses
Investment management fees	251,025	165,314	117,284
Accounting and legal services fees	12,580	8,168	5,771
Transfer agent fees	15,600	15,600	15,600
Trustees' fees	1,592	1,249	1,088
Printing and postage	23,151	22,049	18,287
Professional fees	38,632	28,538	27,187
Custodian fees	62,283	62,283	51,869
Stock exchange listing fees	4,873	4,873	10,644
Other	10,330	7,550	7,334
Total expenses	420,066	315,624	255,064
Less expense reductions	(141,150)	(131,886)	(124,750)
Net expenses	278,916	183,738	130,314
Net investment income	704,427	289,633	254,190
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(202,623)	(214,785)	(125,701)
Affiliated investments	(86)	(163)	(253)
Redemptions in kind	3,430,632	3,554,166	584,000
Futures contracts	—	3,220	—
	3,227,923	3,342,438	458,046
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	4,211,448	(828,744)	1,566,013
Affiliated investments	13	—	—
	4,211,461	(828,744)	1,566,013
Net realized and unrealized gain (loss)	7,439,384	2,513,694	2,024,059
Increase (decrease) in net assets from operations	$8,143,811	$2,803,327	$2,278,249

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       75

STATEMENTS OF OPERATIONS For the year ended 4-30-18

Continued

	Multifactor Large Cap ETF	Multifactor Materials ETF	Multifactor Mid Cap ETF
Investment income
Dividends	$7,055,680	$410,055	$3,594,420
Securities lending	24,225	71	43,001
Interest	2,902	278	2,606
Less foreign taxes withheld	—	—	(1,394)
Total investment income	7,082,807	410,404	3,638,633
Expenses
Investment management fees	1,113,465	101,322	984,767
Accounting and legal services fees	85,073	5,004	55,964
Transfer agent fees	15,600	15,600	15,600
Trustees' fees	7,600	1,030	4,746
Printing and postage	39,470	18,570	38,298
Professional fees	146,125	25,900	103,762
Custodian fees	77,816	51,869	64,550
Stock exchange listing fees	4,873	10,644	4,873
Other	16,144	7,214	13,235
Total expenses	1,506,166	237,153	1,285,795
Less expense reductions	(189,332)	(124,574)	(176,862)
Net expenses	1,316,834	112,579	1,108,933
Net investment income	5,765,973	297,825	2,529,700
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(807,727)	(80,470)	(2,322,695)
Affiliated investments	(2,198)	—	(4,258)
Redemptions in kind	15,921,827	1,083,771	8,436,464
Futures contracts	75,332	—	44,645
	15,187,234	1,003,301	6,154,156
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	23,496,320	1,031,567	16,735,528
Affiliated investments	267	—	575
Futures contracts	(1,185)	—	—
	23,495,402	1,031,567	16,736,103
Net realized and unrealized gain (loss)	38,682,636	2,034,868	22,890,259
Increase (decrease) in net assets from operations	$44,448,609	$2,332,693	$25,419,959

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       76

STATEMENTS OF OPERATIONS For the year ended 4-30-18

Continued

	Multifactor Small Cap ETF[1]	Multifactor Technology ETF	Multifactor Utilities ETF
Investment income
Dividends	$215,019	$661,452	$616,588
Securities lending	3,725	9,140	—
Interest	99	660	209
Total investment income	218,843	671,252	616,797
Expenses
Investment management fees	69,816	252,119	84,636
Accounting and legal services fees	3,302	12,732	4,128
Transfer agent fees	1,777	15,600	15,600
Trustees' fees	422	1,545	970
Printing and postage	12,713	22,335	18,060
Professional fees	29,949	33,707	24,603
Custodian fees	9,417	62,283	51,869
Stock exchange listing fees	3,018	4,873	10,644
Other	3,866	7,815	7,178
Total expenses	134,280	413,009	217,688
Less expense reductions	(61,985)	(132,825)	(123,635)
Net expenses	72,295	280,184	94,053
Net investment income	146,548	391,068	522,744
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(330,188)	35,166	(167,217)
Affiliated investments	(253)	(514)	—
Redemptions in kind	642,552	7,900,425	573,314
Futures contracts	1,145	2,441	—
	313,256	7,937,518	406,097
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	204,531	2,172,380	(759,307)
Affiliated investments	94	94	—
	204,625	2,172,474	(759,307)
Net realized and unrealized gain (loss)	517,881	10,109,992	(353,210)
Increase (decrease) in net assets from operations	$664,429	$10,501,060	$169,534

1 Period from 11-8-17 (commencement of operations) to 4-30-18.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       77

STATEMENTS OF CHANGES IN NET ASSETS

	Multifactor Consumer Discretionary ETF		Multifactor Consumer Staples ETF		Multifactor Developed International ETF
	Year ended 4-30-18	Year ended 4-30-17	Year ended 4-30-18	Year ended 4-30-17	Year ended 4-30-18	Period ended 4-30-17[1]
Increase (decrease) in net assets
From operations
Net investment income	$411,603	$456,732	$444,178	$238,816	$1,323,027	$300,702
Net realized gain (loss)	2,437,099	(145,879)	(12,270)	53,441	3,845,804	197,156
Change in net unrealized appreciation (depreciation)	664,033	2,516,491	(1,421,700)	46,093	1,853,059	2,273,139
Increase (decrease) in net assets resulting from operations	3,512,735	2,827,344	(989,792)	338,350	7,021,890	2,770,997
Distributions to shareholders
From net investment income	(353,350)	(432,608)	(374,081)	(159,742)	(1,088,858)	—
From fund share transactions
Shares issued	21,733,939	14,489,796	18,068,125	14,592,527	50,277,139	32,444,015
Shares repurchased	(9,151,532)	(1,374,195)	(11,604,592)	(2,590,338)	(21,315,427)	(2,607,602)
Total from fund share transactions	12,582,407	13,115,601	6,463,533	12,002,189	28,961,712	29,836,413
Total increase	15,741,792	15,510,337	5,099,660	12,180,797	34,894,744	32,607,410
Net assets
Beginning of year	30,849,249	15,338,912	17,209,451	5,028,654	32,607,410	—
End of year	$46,591,041	$30,849,249	$22,309,111	$17,209,451	$67,502,154	$32,607,410
Undistributed net investment income	$140,612	$82,359	$156,588	$86,491	$633,024	$306,167
Share activity
Shares outstanding
Beginning of year	1,100,000	600,000	650,000	200,000	1,200,000	—
Shares issued	720,000	550,000	670,000	550,000	1,700,000	1,300,000
Shares repurchased	(300,000)	(50,000)	(440,000)	(100,000)	(700,000)	(100,000)
End of year	1,520,000	1,100,000	880,000	650,000	2,200,000	1,200,000

1 Period from 12-15-16 (commencement of operations) to 4-30-17.

	Multifactor Energy ETF		Multifactor Financials ETF		Multifactor Healthcare ETF
	Year ended 4-30-18	Year ended 4-30-17	Year ended 4-30-18	Year ended 4-30-17	Year ended 4-30-18	Year ended 4-30-17
Increase (decrease) in net assets
From operations
Net investment income	$514,843	$194,356	$704,427	$381,686	$289,633	$282,023
Net realized gain (loss)	15,665	100,607	3,227,923	1,153,886	3,342,438	107,370
Change in net unrealized appreciation (depreciation)	2,661,687	(470,595)	4,211,461	4,991,903	(828,744)	2,251,743
Increase (decrease) in net assets resulting from operations	3,192,195	(175,632)	8,143,811	6,527,475	2,803,327	2,641,136
Distributions to shareholders
From net investment income	(451,108)	(122,206)	(574,205)	(325,897)	(339,741)	(181,449)
From fund share transactions
Shares issued	32,824,093	12,736,058	28,800,846	23,289,238	21,374,617	15,098,515
Shares repurchased	(14,984,090)	(1,429,500)	(10,319,798)	(6,004,275)	(15,605,217)	(1,436,628)
Total from fund share transactions	17,840,003	11,306,558	18,481,048	17,284,963	5,769,400	13,661,887
Total increase	20,581,090	11,008,720	26,050,654	23,486,541	8,232,986	16,121,574
Net assets
Beginning of year	16,454,560	5,445,840	42,501,402	19,014,861	32,875,161	16,753,587
End of year	$37,035,650	$16,454,560	$68,552,056	$42,501,402	$41,108,147	$32,875,161
Undistributed net investment income	$137,479	$73,744	$261,518	$131,296	$84,860	$134,968
Share activity
Shares outstanding
Beginning of year	600,000	200,000	1,350,000	750,000	1,150,000	650,000
Shares issued	1,130,000	450,000	790,000	800,000	680,000	550,000
Shares repurchased	(550,000)	(50,000)	(280,000)	(200,000)	(510,000)	(50,000)
End of year	1,180,000	600,000	1,860,000	1,350,000	1,320,000	1,150,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       78

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multifactor Industrials ETF		Multifactor Large Cap ETF		Multifactor Materials ETF
	Year ended 4-30-18	Year ended 4-30-17	Year ended 4-30-18	Year ended 4-30-17	Year ended 4-30-18	Year ended 4-30-17
Increase (decrease) in net assets
From operations
Net investment income	$254,190	$175,588	$5,765,973	$3,759,101	$297,825	$202,921
Net realized gain (loss)	458,046	341,130	15,187,234	6,745,779	1,003,301	201,742
Change in net unrealized appreciation (depreciation)	1,566,013	2,148,911	23,495,402	24,997,878	1,031,567	1,842,421
Increase (decrease) in net assets resulting from operations	2,278,249	2,665,629	44,448,609	35,502,758	2,332,693	2,247,084
Distributions to shareholders
From net investment income	(242,432)	(131,217)	(5,555,907)	(2,525,455)	(287,581)	(144,934)
From fund share transactions
Shares issued	10,714,903	16,488,222	99,743,442	336,448,827	4,413,001	14,134,376
Shares repurchased	(2,310,319)	(2,815,378)	(79,378,170)	(54,224,798)	(3,388,643)	(1,538,515)
Total from fund share transactions	8,404,584	13,672,844	20,365,272	282,224,029	1,024,358	12,595,861
Total increase	10,440,401	16,207,256	59,257,974	315,201,332	3,069,470	14,698,011
Net assets
Beginning of year	21,281,989	5,074,733	342,001,526	26,800,194	20,050,569	5,352,558
End of year	$31,722,390	$21,281,989	$401,259,500	$342,001,526	$23,120,039	$20,050,569
Undistributed net investment income	$59,049	$47,291	$1,559,441	$1,349,378	$76,198	$65,954
Share activity
Shares outstanding
Beginning of year	700,000	200,000	11,000,000	1,004,107	650,000	200,000
Shares issued	310,000	600,000	3,000,000	11,800,000	130,000	500,000
Shares repurchased	(70,000)	(100,000)	(2,375,000)	(1,804,107)	(100,000)	(50,000)
End of year	940,000	700,000	11,625,000	11,000,000	680,000	650,000

	Multifactor Mid Cap ETF		Multifactor Small Cap ETF	Multifactor Technology ETF
	Year ended 4-30-18	Year ended 4-30-17	Period ended 4-30-18[2]	Year ended 4-30-18	Year ended 4-30-17
Increase (decrease) in net assets
From operations
Net investment income	$2,529,700	$1,300,669	$146,548	$391,068	$314,646
Net realized gain (loss)	6,154,156	4,144,567	313,256	7,937,518	1,096,948
Change in net unrealized appreciation (depreciation)	16,736,103	12,471,627	204,625	2,172,474	7,363,147
Increase (decrease) in net assets resulting from operations	25,419,959	17,916,863	664,429	10,501,060	8,774,741
Distributions to shareholders
From net investment income	(2,178,013)	(974,578)	—	(406,563)	(327,970)
From fund share transactions
Shares issued	168,861,976	165,935,421	43,112,668	32,182,493	20,338,821
Shares repurchased	(30,309,042)	(32,339,068)	(4,597,027)	(21,382,149)	(4,766,332)
Total from fund share transactions	138,552,934	133,596,353	38,515,641	10,800,344	15,572,489
Total increase	161,794,880	150,538,638	39,180,070	20,894,841	24,019,260
Net assets
Beginning of year	170,093,222	19,554,584	—	42,122,953	18,103,693
End of year	$331,888,102	$170,093,222	$39,180,070	$63,017,794	$42,122,953
Undistributed net investment income	$754,804	$403,119	$151,658	$75,026	$90,521
Share activity
Shares outstanding
Beginning of year	5,550,000	750,000	—	1,200,000	700,000
Shares issued	5,100,000	5,900,000	1,700,000	790,000	650,000
Shares repurchased	(900,000)	(1,100,000)	(175,000)	(520,000)	(150,000)
End of year	9,750,000	5,550,000	1,525,000	1,470,000	1,200,000

2 Period from 11-8-17 (commencement of operations) to 4-30-18.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       79

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multifactor Utilities ETF
	Year ended 4-30-18	Year ended 4-30-17
Increase (decrease) in net assets
From operations
Net investment income	$522,744	$341,726
Net realized gain (loss)	406,097	29,313
Change in net unrealized appreciation (depreciation)	(759,307)	692,382
Increase (decrease) in net assets resulting from operations	169,534	1,063,421
Distributions to shareholders
From net investment income	(524,500)	(223,656)
From fund share transactions
Shares issued	10,614,994	13,096,687
Shares repurchased	(9,977,761)	(1,346,085)
Total from fund share transactions	637,233	11,750,602
Total increase	282,267	12,590,367
Net assets
Beginning of year	17,561,715	4,971,348
End of year	$17,843,982	$17,561,715
Undistributed net investment income	$121,194	$122,950
Share activity
Shares outstanding
Beginning of year	650,000	200,000
Shares issued	370,000	500,000
Shares repurchased	(370,000)	(50,000)
End of year	650,000	650,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       80

Financial highlights

MULTIFACTOR CONSUMER DISCRETIONARY ETF

Period Ended	4-30-18	4-30-17	4-30-16 [1]
Per share operating performance
Net asset value, beginning of period	$28.04	$25.56	$24.21
Net investment income[2]	0.32	0.51	0.18
Net realized and unrealized gain on investments	2.58	2.45	1.24
Total from investment operations	2.90	2.96	1.42
Less distributions
From net investment income	(0.29)	(0.48)	(0.07)
Net asset value, end of period	$30.65	$28.04	$25.56
Total return (%)[3]	10.37	11.78	5.87	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$47	$31	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	1.07	1.27	[5]
Expenses including reductions	0.50	0.50	0.50	[5]
Net investment income	1.08	1.93	1.22	[5]
Portfolio turnover (%)[6]	9	16	5

1	Period from 9-28-15 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

MULTIFACTOR CONSUMER STAPLES ETF

Period Ended	4-30-18	4-30-17	4-30-16	[1]
Per share operating performance
Net asset value, beginning of period	$26.48	$25.14	$25.12
Net investment income[2]	0.55	0.48	0.03
Net realized and unrealized gain (loss) on investments	(1.24)	1.21	(0.01)
Total from investment operations	(0.69)	1.69	0.02
Less distributions
From net investment income	(0.44)	(0.35)	—
Net asset value, end of period	$25.35	$26.48	$25.14
Total return (%)[3]	(2.67)	6.75	0.08	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$17	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07	1.18	5.96	[5]
Expenses including reductions	0.50	0.50	0.50	[5]
Net investment income	2.05	1.86	1.49	[5]
Portfolio turnover (%)[6]	14	11	0

1	Period from 3-28-16 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       81

Financial highlights continued

MULTIFACTOR DEVELOPED INTERNATIONAL ETF

Period Ended	4-30-18	4-30-17	[1]
Per share operating performance
Net asset value, beginning of period	$27.17	$24.54
Net investment income[2]	0.77	0.31
Net realized and unrealized gain on investments	3.43	2.32
Total from investment operations	4.20	2.63
Less distributions
From net investment income	(0.69)	—
Net asset value, end of period	$30.68	$27.17
Total return (%)[3]	15.64	10.73	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$68	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.99	[5]
Expenses including reductions	0.45	0.45	[5]
Net investment income	2.60	3.02	[5]
Portfolio turnover (%)[6]	15	8

1	Period from 12-15-16 (commencement of operations) to 4-30-17.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

MULTIFACTOR ENERGY ETF

Period Ended	4-30-18		4-30-17		4-30-16	[1]
Per share operating performance
Net asset value, beginning of period	$27.42		$27.23		$24.84
Net investment income[2]	0.66	[3]	0.42		—	[4]
Net realized and unrealized gain on investments	3.85		0.06	[5]	2.39
Total from investment operations	4.51		0.48		2.39
Less distributions
From net investment income	(0.54)		(0.29)		—
Net asset value, end of period	$31.39		$27.42		$27.23
Total return (%)[6]	16.69		1.73		9.63	[7]
Ratios and supplemental data
Net assets, end of period (in millions)	$37		$16		$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07		1.15		5.86	[8]
Expenses including reductions	0.50		0.50		0.50	[8]
Net investment income	2.35	[3]	1.46		0.20	[8]
Portfolio turnover (%)[9]	16		30		2

1	Period from 3-28-16 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflect special dividends received by the fund, which amounted to $0.16 and 0.58%, respectively.
4	Less than $0.005 per share.
5	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund/portfolio.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Not annualized.
8	Annualized.
9	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       82

MULTIFACTOR FINANCIALS ETF

Period Ended	4-30-18	4-30-17	4-30-16	[1]
Per share operating performance
Net asset value, beginning of period	$31.48	$25.35	$24.37
Net investment income[2]	0.45	0.38	0.21
Net realized and unrealized gain on investments	5.30	6.10	0.85	[3]
Total from investment operations	5.75	6.48	1.06
Less distributions
From net investment income	(0.37)	(0.35)	(0.08)
Net asset value, end of period	$36.86	$31.48	$25.35
Total return (%)[4]	18.33	25.78	4.33	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$69	$43	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.99	1.19	[6]
Expenses including reductions	0.50	0.50	0.50	[6]
Net investment income	1.26	1.32	1.41	[6]
Portfolio turnover (%)[7]	8	7	11

1	Period from 9-28-15 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the issuances and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

MULTIFACTOR HEALTHCARE ETF

Period Ended	4-30-18	4-30-17	4-30-16	[1]
Per share operating performance
Net asset value, beginning of period	$28.59	$25.77	$23.93
Net investment income[2]	0.24	0.30	0.11
Net realized and unrealized gain (loss) on investments	2.62	2.72	1.78
Total from investment operations	2.86	3.02	1.89
Less distributions
From net investment income	(0.31)	(0.20)	(0.05)
Net asset value, end of period	$31.14	$28.59	$25.77
Total return (%)[3]	10.04	11.78	7.89	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$41	$33	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	1.06	1.23	[5]
Expenses including reductions	0.50	0.50	0.50	[5]
Net investment income	0.79	1.12	0.74	[5]
Portfolio turnover (%)[6]	11	14	6

1	Period from 9-28-15 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       83

Financial highlights continued

MULTIFACTOR INDUSTRIALS ETF

Period Ended	4-30-18	4-30-17	4-30-16	[1]
Per share operating performance
Net asset value, beginning of period	$30.40	$25.37	$25.01
Net investment income[2]	0.33	0.35	0.01
Net realized and unrealized gain on investments	3.33	4.94	0.35
Total from investment operations	3.66	5.29	0.36
Less distributions
From net investment income	(0.31)	(0.26)	—
Net asset value, end of period	$33.75	$30.40	$25.37
Total return (%)[3]	12.04	20.95	1.45	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$32	$21	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	1.12	5.95	[5]
Expenses including reductions	0.50	0.50	0.50	[5]
Net investment income	0.98	1.24	0.50	[5]
Portfolio turnover (%)[6]	3	8	—	[7]

1	Period from 3-28-16 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
7	Less than 1%.

MULTIFACTOR LARGE CAP ETF

Period Ended	4-30-18	4-30-17	4-30-16	[1]
Per share operating performance
Net asset value, beginning of period	$31.09	$26.69	$24.35
Net investment income[2]	0.51	0.49	0.27
Net realized and unrealized gain on investments	3.42	4.31	2.17
Total from investment operations	3.93	4.80	2.44
Less distributions
From net investment income	(0.50)	(0.40)	(0.10)
Net asset value, end of period	$34.52	$31.09	$26.69
Total return (%)[3]	12.69	18.13	10.01	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$401	$342	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	0.40	0.45	0.93	[5]
Expenses including reductions	0.35	0.35	0.35	[5]
Net investment income	1.53	1.67	1.80	[5]
Portfolio turnover (%)[6]	5	12	6

1	Period from 9-28-15 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       84

MULTIFACTOR MATERIALS ETF

Period Ended	4-30-18	4-30-17	4-30-16	[1]
Per share operating performance
Net asset value, beginning of period	$30.85	$26.76	$25.10
Net investment income[2]	0.44	0.44	0.04
Net realized and unrealized gain on investments	3.13	3.97	1.62
Total from investment operations	3.57	4.41	1.66
Less distributions
From net investment income	(0.42)	(0.32)	—
Net asset value, end of period	$34.00	$30.85	$26.76
Total return (%)[3]	11.62	16.58	6.63	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$20	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.15	5.85	[5]
Expenses including reductions	0.50	0.50	0.50	[5]
Net investment income	1.32	1.51	1.57	[5]
Portfolio turnover (%)[6]	10	17	0

1	Period from 3-28-16 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

MULTIFACTOR MID CAP ETF

Period Ended	4-30-18	4-30-17	4-30-16	[1]
Per share operating performance
Net asset value, beginning of period	$30.65	$26.07	$24.29
Net investment income[2]	0.34	0.33	0.21
Net realized and unrealized gain on investments	3.36	4.58	1.65
Total from investment operations	3.70	4.91	1.86
Less distributions
From net investment income	(0.31)	(0.33)	(0.08)
Net asset value, end of period	$34.04	$30.65	$26.07
Total return (%)[3]	12.11	18.96	7.70	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$332	$170	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.52	0.61	1.11	[5]
Expenses including reductions	0.45	0.45	0.45	[5]
Net investment income	1.03	1.16	1.44	[5]
Portfolio turnover (%)[6]	11	14	12

1	Period from 9-28-15 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       85

Financial highlights continued

MULTIFACTOR SMALL CAP ETF

Period Ended	4-30-18	[1]
Per share operating performance
Net asset value, beginning of period	$25.00
Net investment income[2]	0.13
Net realized and unrealized gain on investments	0.56
Total from investment operations	0.69
Net asset value, end of period	$25.69
Total return (%)[3]	2.77	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$39
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	[5,6]
Expenses including reductions	0.51	[5,6]
Net investment income	1.05	[5]
Portfolio turnover (%)[7]	17

1	Period from 11-8-17 (commencement of operations) to 4-30-18.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Certain expenses are presented unannualized due to the short reporting period.
7	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

MULTIFACTOR TECHNOLOGY ETF

Period Ended	4-30-18	4-30-17	4-30-16	[1]
Per share operating performance
Net asset value, beginning of period	$35.10	$25.86	$24.42
Net investment income[2]	0.28	0.34	0.27
Net realized and unrealized gain on investments	7.77	9.30	1.26	[3]
Total from investment operations	8.05	9.64	1.53
Less distributions
From net investment income	(0.28)	(0.40)	(0.09)
Net asset value, end of period	$42.87	$35.10	$25.86
Total return (%)[4]	23.02	37.66	6.26	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$63	$42	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	1.00	1.18	[6]
Expenses including reductions	0.50	0.50	0.50	[6]
Net investment income	0.70	1.11	1.75	[6]
Portfolio turnover (%)[7]	7	18	11

1	Period from 9-28-15 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       86

MULTIFACTOR UTILITIES ETF

Period Ended	4-30-18		4-30-17	4-30-16	[1]
Per share operating performance
Net asset value, beginning of period	$27.02		$24.86	$24.92
Net investment income[2]	0.77		0.71	0.02
Net realized and unrealized gain (loss) on investments	0.34	[3]	1.94	(0.08)
Total from investment operations	1.11		2.65	(0.06)
Less distributions
From net investment income	(0.68)		(0.49)	—
Net asset value, end of period	$27.45		$27.02	$24.86
Total return (%)[4]	4.14		10.79	(0.27	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$18		$18	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16		1.18	6.05	[6]
Expenses including reductions	0.50		0.50	0.50	[6]
Net investment income	2.78		2.77	0.95	[6]
Portfolio turnover (%)[7]	12		16	0

1	Period from 3-28-16 (commencement of operations) to 4-30-16.
2	Based on average daily shares outstanding.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the issuances and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       87

Notes to financial statements

Note 1 — Organization

John Hancock Exchange-Traded Fund Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the funds), thirteen of which are presented in this report.

The investment objective of each fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of their respective Index as listed below:

Fund	Index
Multifactor Consumer Discretionary ETF	John Hancock Dimensional Consumer Discretionary Index
Multifactor Consumer Staples ETF	John Hancock Dimensional Consumer Staples Index
Multifactor Developed International ETF	John Hancock Dimensional Developed International Index
Multifactor Energy ETF	John Hancock Dimensional Energy Index
Multifactor Financials ETF	John Hancock Dimensional Financials Index
Multifactor Healthcare ETF	John Hancock Dimensional Healthcare Index
Multifactor Industrials ETF	John Hancock Dimensional Industrials Index
Multifactor Large Cap ETF	John Hancock Dimensional Large Cap Index
Multifactor Materials ETF	John Hancock Dimensional Materials Index
Multifactor Mid Cap ETF	John Hancock Dimensional Mid Cap Index
Multifactor Small Cap ETF	John Hancock Dimensional Small Cap Index
Multifactor Technology ETF	John Hancock Dimensional Technology Index
Multifactor Utilities ETF	John Hancock Dimensional Utilities Index

Multifactor Small Cap ETF commenced operations on November 8, 2017.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the funds' Valuation Policies and Procedures.

In order to value the securities, the funds use the following valuation techniques: Equity securities held by the funds are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor valued at London close.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the funds' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The funds may use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities under certain circumstances, in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The funds use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the funds' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       88

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2018, all funds' investments are categorized as Level 1 under the hierarchy described above, except for Multifactor Developed International ETF and Multifactor Healthcare ETF.

The following is a summary of the values by input classification of Multifactor Developed International ETF and Multifactor Healthcare ETF's investments as of April 30, 2018, by major security category or type:

MULTIFACTOR DEVELOPED INTERNATIONAL ETF

	Total value at 4-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$4,194,307	$4,194,307	—	—
Austria	151,412	151,412	—	—
Belgium	970,546	970,546	—	—
Chile	50,131	50,131	—	—
Denmark	965,147	965,147	—	—
Finland	732,652	732,652	—	—
France	6,835,780	6,835,780	—	—
Germany	6,315,059	6,315,059	—	—
Hong Kong	2,207,389	2,207,389	—	—
Ireland	567,841	567,841	—	—
Israel	170,286	170,286	—	—
Italy	1,506,168	1,506,168	—	—
Japan	17,109,347	17,109,347	—	—
Jersey, Channel Islands	45,827	45,827	—	—
Luxembourg	247,550	247,550	—	—
Macau	122,706	122,706	—	—
Mexico	28,519	28,519	—	—
Netherlands	2,608,941	2,608,941	—	—
New Zealand	63,659	63,659	—	—
Norway	438,785	438,785	—	—
Portugal	82,545	82,545	—	—
Singapore	687,942	687,942	—	—
South Africa	188,850	188,850	—	—
Spain	2,100,332	2,100,332	—	—
Sweden	1,853,407	1,853,407	—	—
Switzerland	5,263,889	5,263,889	—	—
United Arab Emirates	16,955	16,955	—	—
United Kingdom	10,989,494	10,987,365	$2,129	—
United States	19,914	19,914	—	—
Preferred securities	440,325	440,325	—	—
Securities lending collateral	3,394,758	3,394,758	—	—
Short-term investments	6,622	6,622	—	—
Total investments in securities	$70,377,085	$70,374,956	$2,129	—

MULTIFACTOR HEALTHCARE ETF

	Total value at 4-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       89

	Total value at 4-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Health care
Biotechnology	$8,059,720	$8,056,947	—	$2,773
Health care equipment and supplies	9,409,556	9,409,556	—	—
Health care providers and services	11,665,308	11,665,308	—	—
Life sciences tools and services	2,393,430	2,393,430	—	—
Pharmaceuticals	9,572,147	9,572,147	—	—
Short-term investments	58,628	58,628	—	—
Total investments in securities	$41,158,789	$41,156,016	—	$2,773

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The funds may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The funds will invest their collateral in JHCT, an affiliate of the funds, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. Each fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The funds have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the funds could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The funds received compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the funds is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the funds are shown on the Statements of assets and liabilities as "Payable upon return of securities loaned" and are secured by the loaned securities. As of April 30, 2018, the following funds loaned securities and received cash collateral as follows:

Fund	Market value of securities on loan	Cash collateral received
Multifactor Consumer Discretionary ETF	$2,617,327	$2,692,621
Multifactor Consumer Staples ETF	981,345	1,015,138
Multifactor Developed International ETF	3,237,179	3,395,182
Multifactor Energy ETF	1,742,355	1,754,394
Multifactor Financials ETF	535,248	547,861
Multifactor Large Cap ETF	9,254,560	9,550,103
Multifactor Mid Cap ETF	19,733,718	20,338,081
Multifactor Small Cap ETF	2,688,942	2,771,211
Multifactor Technology ETF	2,031,822	2,084,443

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       90

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds' custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 29, 2017, the funds and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Effective January 19, 2018, Multifactor Small Cap ETF entered into the existing $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the funds can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 29, 2017, the funds had a similar agreement that enabled them to participate in a $1 billion unsecured committed line of credit.

A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the year ended April 30, 2018, the funds had no borrowings under either line of credit.

Commitment fees for the year ended April 30, 2018 were as follows:

Fund	Commitment fee
Multifactor Consumer Discretionary ETF	$2,053
Multifactor Consumer Staples ETF	2,020
Multifactor Developed International ETF	2,087
Multifactor Energy ETF	2,025
Multifactor Financials ETF	2,092
Multifactor Healthcare ETF	2,053
Multifactor Industrials ETF	2,026
Multifactor Large Cap ETF	2,807
Multifactor Materials ETF	2,024
Multifactor Mid Cap ETF	2,508
Multifactor Small Cap ETF	597
Multifactor Technology ETF	2,100
Multifactor Utilities ETF	2,016

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of April 30, 2018, the funds have short-term and long-term capital loss carryforwards available to offset future net realized gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of April 30, 2018:

Fund	Short term	Long term
Multifactor Consumer Discretionary ETF	$564,286	$307,041
Multifactor Consumer Staples ETF	169,749	42,968
Multifactor Developed International ETF	518,653	—
Multifactor Energy ETF	872,204	122,960
Multifactor Financials ETF	357,396	28,720
Multifactor Healthcare ETF	281,155	216,273
Multifactor Industrials ETF	158,995	42,879
Multifactor Large Cap ETF	1,571,412	48,191
Multifactor Materials ETF	200,212	—
Multifactor Mid Cap ETF	2,168,321	660,920
Multifactor Small Cap ETF	324,109	—
Multifactor Technology ETF	2,575	—

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       91

Fund	Short term	Long term
Multifactor Utilities ETF	$248,532	$2,814

As of April 30, 2018, the funds have no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

For federal income tax purposes, the costs of investments owned on April 30, 2018, including short-term investments, for federal income tax purposes, were as follows:

Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multifactor Consumer Discretionary ETF	$46,049,206	$5,263,028	($1,984,576)	$3,278,452
Multifactor Consumer Staples ETF	24,743,614	803,008	(2,207,340)	(1,404,332)
Multifactor Developed International ETF	66,341,668	5,183,003	(1,147,586)	4,035,417
Multifactor Energy ETF	36,146,328	3,324,345	(660,933)	2,663,412
Multifactor Financials ETF	60,001,631	9,825,494	(683,976)	9,141,518
Multifactor Healthcare ETF	39,149,881	3,714,865	(1,705,957)	2,008,908
Multifactor Industrials ETF	27,977,741	4,643,201	(857,965)	3,785,236
Multifactor Large Cap ETF	361,716,867	63,481,005	(14,338,364)	49,142,641
Multifactor Materials ETF	19,951,360	3,465,283	(267,790)	3,197,493
Multifactor Mid Cap ETF	322,587,551	38,114,578	(8,431,679)	29,682,899
Multifactor Small Cap ETF	41,732,055	1,730,668	(1,530,957)	199,711
Multifactor Technology ETF	55,664,595	10,039,951	(532,110)	9,507,841
Multifactor Utilities ETF	17,974,011	582,489	(673,499)	(91,010)

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The funds generally declare and pay dividends at least semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended April 30, 2018 was as follows:

2018 Distributions
Portfolio	Ordinary income
Multifactor Consumer Discretionary ETF	$353,350
Multifactor Consumer Staples ETF	374,081
Multifactor Developed International ETF	1,088,858
Multifactor Energy ETF	451,108
Multifactor Financials ETF	574,205
Multifactor Healthcare ETF	339,741
Multifactor Industrials ETF	242,432
Multifactor Large Cap ETF	5,555,907
Multifactor Materials ETF	287,581
Multifactor Mid Cap ETF	2,178,013
Multifactor Technology ETF	406,563
Multifactor Utilities ETF	524,500

The tax character of distributions for the year ended April 30, 2017 was as follows:

2017 Distributions
Portfolio	Ordinary income
Multifactor Consumer Discretionary ETF	$432,608
Multifactor Consumer Staples ETF	159,742
Multifactor Energy ETF	122,206
Multifactor Financials ETF	325,897
Multifactor Healthcare ETF	181,449
Multifactor Industrials ETF	131,217
Multifactor Large Cap ETF	2,525,455
Multifactor Materials ETF	144,934
Multifactor Mid Cap ETF	974,578
Multifactor Technology ETF	327,970
Multifactor Utilities ETF	223,656

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       92

Distributions paid by the funds with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed ordinary income
Multifactor Consumer Discretionary ETF	$140,612
Multifactor Consumer Staples ETF	156,588
Multifactor Developed International ETF	726,078
Multifactor Energy ETF	137,479
Multifactor Financials ETF	261,518
Multifactor Healthcare ETF	84,860
Multifactor Industrials ETF	59,049
Multifactor Large Cap ETF	1,559,441
Multifactor Materials ETF	76,198
Multifactor Mid Cap ETF	754,804
Multifactor Small Cap ETF	151,658
Multifactor Technology ETF	75,026
Multifactor Utilities ETF	121,194

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions in-kind, wash sale loss deferrals, and investments in passive foreign investment companies.

Note 3 — Derivative instruments

The funds may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between a fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange. Collateral or margin requirements for exchange-traded transactions are set by the broker or applicable clearinghouse.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects a fund to unlimited risk of loss.

Upon entering into a futures contract, a fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table details how the funds used futures contracts during the year ended April 30, 2018. In addition, the table summarizes the ranges of notional values held by the funds, as measured at each quarter end:

Fund	Reason	USD notional range
Multifactor Consumer Discretionary ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $135,000
Multifactor Developed International ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $269,000
Multifactor Healthcare ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $268,000
Multifactor Large Cap ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $129,000

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       93

Fund	Reason	USD notional range
Multifactor Mid Cap ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $1,483,000
Multifactor Small Cap ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $137,000
Multifactor Technology ETF	The fund used futures contracts to gain exposure to certain securities markets and as a substitute for securities purchased	Up to $131,000

There were no open futures contracts as of April 30, 2018.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2018:

Statements of operations location - net realized gain (loss) on:
Fund	Risk	Futures contracts
Multifactor Consumer Discretionary ETF	Equity	$2,778
Multifactor Developed International ETF	Equity	(715)
Multifactor Healthcare ETF	Equity	3,220
Multifactor Large Cap ETF	Equity	75,332
Multifactor Mid Cap ETF	Equity	44,645
Multifactor Small Cap ETF	Equity	1,145
Multifactor Technology ETF	Equity	2,441

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2018:

Statement of operations location - change in unrealized appreciation (depreciation) of:
Fund	Risk	Futures contracts
Multifactor Large Cap ETF	Equity	($1,185)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the funds enter into contracts with service providers that contain general indemnification clauses. The funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the funds. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The funds have an investment management agreement with the Advisor under which each fund pays a monthly management fee to the Advisor equivalent on an annual basis as detailed below. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The funds are not responsible for payment of the subadvisory fees.

The management fee structure is as follows:

•	Multifactor Consumer Discretionary ETF, Multifactor Consumer Staples ETF, Multifactor Energy ETF, Multifactor Financials ETF, Multifactor Healthcare ETF, Multifactor Industrials ETF, Multifactor Materials ETF, Multifactor Technology ETF, and Multifactor Utilities ETF — The management fee paid is as follows: a) 0.450% of the first $300 million of the fund's average daily net assets and b) 0.420% of the fund's average daily net assets in excess of $300 million
•	Multifactor Developed International ETF — 0.450% for all asset levels
•	Multifactor Large Cap ETF — a) 0.300% of the first $300 million of the fund's average daily net assets and b) 0.280% of the fund's average daily net assets in excess of $300 million
•	Multifactor Mid Cap ETF — a) 0.400% of the first $300 million of the fund's average daily net assets and b) 0.370% of the fund's average daily net assets in excess of $300 million
•	Multifactor Small Cap ETF — 0.500% for all asset levels

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the funds (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended April 30, 2018, this waiver amounted to 0.01% of the funds' average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with the approval of the Board of Trustees.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       94

The Advisor has contractually agreed to reduce its management fee or, if necessary, make a payment to a fund, in an amount equal to the amount by which expenses of the fund exceed the following:

Fund	Expense limitation as a percentage of average net assets	Fund	Expense limitation as a percentage of average net assets
Multifactor Consumer Discretionary ETF	0.50%	Multifactor Large Cap ETF	0.35%
Multifactor Consumer Staples ETF	0.50%	Multifactor Materials ETF	0.50%
Multifactor Developed International ETF	0.45%	Multifactor Mid Cap ETF	0.45%
Multifactor Energy ETF	0.50%	Multifactor Small Cap ETF	0.50%
Multifactor Financials ETF	0.50%	Multifactor Technology ETF	0.50%
Multifactor Healthcare ETF	0.50%	Multifactor Utilities ETF	0.50%
Multifactor Industrials ETF	0.50%

Expenses means all the expenses of the funds, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds' business, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. Each fund's, excluding Multifactor Small Cap ETF, expense limitation expires on August 31, 2018, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time. The expense limitation for Multifactor Small Cap ETF expires on August 31, 2019, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time

The expense reductions described above amounted to the following for the year ended April 30, 2018:

Fund	Expense reimbursement	Fund	Expense reimbursement
Multifactor Consumer Discretionary ETF	$133,069	Multifactor Large Cap ETF	$189,332
Multifactor Consumer Staples ETF	124,201	Multifactor Materials ETF	124,574
Multifactor Developed International ETF	176,282	Multifactor Mid Cap ETF	176,862
Multifactor Energy ETF	123,929	Multifactor Small Cap ETF	61,985
Multifactor Financials ETF	141,150	Multifactor Technology ETF	132,825
Multifactor Healthcare ETF	131,886	Multifactor Utilities ETF	123,635
Multifactor Industrials ETF	124,750

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2018 were equivalent to the following net annual effective rates of the funds' average daily net assets:

Fund	Annual effective rate	Fund	Annual effective rate
Multifactor Consumer Discretionary ETF	0.10%	Multifactor Large Cap ETF	0.25%
Multifactor Consumer Staples ETF	0.00%	Multifactor Materials ETF	0.00%
Multifactor Developed International ETF	0.10%	Multifactor Mid Cap ETF	0.33%
Multifactor Energy ETF	0.00%	Multifactor Small Cap ETF	0.06%
Multifactor Financials ETF	0.20%	Multifactor Technology ETF	0.21%
Multifactor Healthcare ETF	0.09%	Multifactor Utilities ETF	0.00%
Multifactor Industrials ETF	0.00%

Accounting and legal services. Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended April 30, 2018 amounted to an annual rate of 0.02% of the funds' average daily net assets.

Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the funds based on their net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Capital share transactions

Effective March 2, 2018, Multifactor Large Cap ETF, Multifactor Mid Cap ETF, and Multifactor Small Cap ETF will issue and redeem shares at NAV only in a large specified number of shares, each called a "creation unit," or multiples thereof, that consist of 25,000 shares. Effective March 2, 2018 Multifactor Consumer Discretionary ETF, Multifactor Consumer Staples ETF, Multifactor Energy ETF, Multifactor Financials ETF, Multifactor Healthcare ETF, Multifactor Industrials ETF, Multifactor Materials ETF, Multifactor Technology ETF, Multifactor Utilities ETF will issue and redeem shares at NAV in creation units of 10,000 shares. Prior to March 2, 2018, the aforementioned funds issued and redeemed shares at NAV in creation units of 50,000 shares. Multifactor Developed International ETF will issue and redeem shares at NAV in creation units of 100,000 shares.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       95

Only authorized participants may engage in creation or redemption transactions directly with the funds. Such transactions generally take place when an authorized participant deposits into a fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by a fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the funds. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the funds may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the funds are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.

Affiliates of the funds or the Advisor owned the following percentage of shares outstanding on April 30, 2018:

Fund	% by Fund
Multifactor Consumer Discretionary ETF	58%
Multifactor Consumer Staples ETF	64%
Multifactor Developed International ETF	45%
Multifactor Energy ETF	45%
Multifactor Financials ETF	48%
Multifactor Healthcare ETF	52%
Multifactor Industrials ETF	60%
Multifactor Materials ETF	80%
Multifactor Small Cap ETF	66%
Multifactor Technology ETF	53%
Multifactor Utilities ETF	88%

Such concentration of shareholders' capital could have a material effect on a fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than in-kind transactions and short-term securities, are aggregated below for the year ended April 30, 2018. In addition, purchases and sales of in-kind transactions are aggregated below for the year ended April 30, 2018:

	Purchases		Sales and maturities
Fund	In-kind transactions	Other issuers	In-kind transactions	Other issuers
Multifactor Consumer Discretionary ETF	$21,670,746	$3,424,576	$8,912,587	$3,553,855
Multifactor Consumer Staples ETF	18,033,584	2,897,079	11,096,307	3,299,682
Multifactor Developed International ETF	49,846,109	7,633,317	20,650,018	7,920,177
Multifactor Energy ETF	32,819,406	3,746,701	14,846,533	3,848,811
Multifactor Financials ETF	28,813,875	4,347,333	10,236,771	4,312,153
Multifactor Healthcare ETF	21,369,735	4,051,502	14,340,667	5,339,984
Multifactor Industrials ETF	10,707,646	880,994	1,794,338	1,375,884
Multifactor Large Cap ETF	99,590,065	18,376,997	78,635,889	18,372,761
Multifactor Materials ETF	4,412,852	2,270,898	3,370,482	2,273,398
Multifactor Mid Cap ETF	168,655,161	27,718,192	29,924,003	27,357,062
Multifactor Small Cap ETF	43,060,730	5,534,661	4,564,803	5,369,347
Multifactor Technology ETF	32,174,778	4,154,367	20,349,730	5,151,738
Multifactor Utilities ETF	10,614,918	2,245,297	9,680,846	2,543,166

Note 8 — Investment by affiliated funds

Certain investors in the funds are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the funds for the purpose of exercising management or control; however, this investment may represent a significant portion of the funds' net assets. At April 30, 2018, funds within the John Hancock group of funds complex held 49.5% and 30.1% of net asset of Multifactor Large Cap ETF and Multifactor Mid Cap ETF, respectively. The following funds had an affiliate ownership of 5% or more of the funds' net assets:

Fund	Affiliated Fund	Affiliated Concentration
Multifactor Large Cap ETF	John Hancock Variable Insurance Trust Lifestyle Growth MVP	27.2%
	John Hancock Variable Insurance Trust Lifestyle Balanced MVP	21.2%

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       96

Fund	Affiliated Fund	Affiliated Concentration
Multifactor Mid Cap ETF	John Hancock Variable Insurance Trust Lifestyle Growth MVP	16.5%
	John Hancock Variable Insurance Trust Lifestyle Balanced MVP	12.9%

Note 9 — Industry or sector risk

Certain funds generally invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of such funds' assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make such funds' NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       97

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of John Hancock Multifactor Consumer Discretionary ETF, John Hancock Multifactor Consumer Staples ETF, John Hancock Multifactor Developed International ETF, John Hancock Multifactor Energy ETF, John Hancock Multifactor Financials ETF, John Hancock Multifactor Healthcare ETF, John Hancock Multifactor Industrials ETF, John Hancock Multifactor Large Cap ETF, John Hancock Multifactor Materials ETF, John Hancock Multifactor Mid Cap ETF, John Hancock Multifactor Small Cap ETF, John Hancock Multifactor Technology ETF, and John Hancock Multifactor Utilities ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the funds' investments, of each of the funds listed in the table below (constituting John Hancock Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of April 30, 2018, the related statements of operations, of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual fund comprising the John Hancock Exchange-Traded Fund Trust	Statement of operations	Statements of changes in net assets	Financial Highlights

John Hancock Multifactor Consumer

Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For the years ended April 30, 2018 and 2017, and for the period September 28, 2015 (commencement of operations) through April 30, 2016
John Hancock Multifactor Consumer Staples ETF John Hancock Multifactor Energy ETF John Hancock Multifactor Industrials ETF John Hancock Multifactor Materials ETF John Hancock Multifactor Utilities ETF	For the year ended April 30, 2018	For the years ended April 30, 2018 and 2017	For the years ended April 30, 2018 and 2017, and for the period March 28, 2016 (commencement of operations) through April 30, 2016
John Hancock Multifactor Developed International ETF	For the year ended April 30, 2018	For the year ended April 30, 2018 and for the period December 15, 2016 (commencement of operations) through April 30, 2017
John Hancock Multifactor Small Cap ETF	For the period November 8, 2017 (commencement of operations) through April 30, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       98

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of each fund, if any, paid during its taxable year ended April 30, 2018.

Each fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

Each fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of April 30, 2018, for Multifactor Developed International ETF, income derived from foreign sources was $1,515,208. The fund intends to pass through foreign tax credits of $120,678.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in a fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       99

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on September 25-28, 2017, the Board of Trustees (the Board) of John Hancock Exchange-Traded Fund Trust (the Trust), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the establishment of John Hancock Multifactor Small Cap ETF (the New Fund).

This section describes the evaluation by the Board of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) (the Advisory Agreement); and
(b)	an amendment to the subadvisory agreement between the Advisor and Dimensional Fund Advisors LP (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar exchange-traded funds and a broader universe of exchange-traded funds, simulated performance information of the New Fund's underlying index (Underlying Index) as compared to applicable benchmarks, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated profitability in connection with its proposed relationship to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to other John Hancock Funds, including other exchange-traded funds, (the Funds), including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Subadvisor with respect to the other Funds that it manages. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor and/or its affiliates, including administrative services. The Board also took into account information with respect to the New Fund presented at their June 19-22, 2017 in-person meeting. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust, and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may have been based in part on their consideration of the advisory and subadvisory arrangements for other Funds in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board considered information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history. The Board also noted that, on a regular basis, they receive and review information from the Funds' Chief Compliance Officer (CCO) regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy and Underlying Index of the New Fund. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers, including the New Fund's distributor. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the New Fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management of other Funds and the quality of the performance of the Advisor's duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a trustee of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board considered, among other things:

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       100

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, including those with the Subadvisor, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the New Fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the New Fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered the New Fund's investment strategy and processes, including the fact that the New Fund will seek performance that closely corresponds to its Underlying Index, which  was developed by, and will be maintained by , the Subadvisor. The Board also considered the simulated performance of the New Fund's Underlying Index as compared to applicable benchmarks. The Board concluded that the performance of the New Fund's Underlying Index has generally been in line with or outperformed the historical performance of the New Fund's benchmark index over the long-term.

Fees and Expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated management fees and total net expenses as compared to similarly situated exchange-traded funds deemed to be comparable to the New Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board noted that the New Fund's anticipated management fees include both advisory and administrative costs. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the New Fund and the services they provide to other such comparable clients or funds. The Board noted that the proposed total expenses are higher than the peer group median.

The Board took into account management's discussion of the New Fund's anticipated expenses. The Board also took into account management's discussion with respect to the proposed management fee, the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees, and that such fees are negotiated at arm's length with respect to the Subadvisor. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the Advisor has contractually agreed to waive fees and/or reimburse expenses with respect to the New Fund for a specified period.

The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the New Fund, the Board:

(a)	noted that because the New Fund was not yet in existence, no actual revenue, cost or profitability data was available for the Board to review;
(b)	reviewed and considered information presented by the Advisor regarding the advisory fees and advisory spreads prior to distribution, operations and overhead for the New Fund;
(c)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(d)	noted that the subadvisory fee for the New Fund will be paid by Advisor and is negotiated at arm's length;
(e)	noted that the Advisor will also pay the Subadvisor a license fee in connection with the New Fund's use of the Underlying Index;
(f)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(g)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepeneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       101

Economies of Scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse or pay operating expenses of the New Fund to reduce operating expenses for a specified period of time;
(b)	the Board also took into account management's discussion of the New Fund's advisory fee structure; and
(c)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business, including current subadvisory services to other funds in the John Hancock family of funds;
(b)	the simulated performance of the Underlying Index developed by the Subadvisor as compared to applicable benchmarks;
(c)	the proposed advisory fee and total expense ratio for the New Fund, and comparable fee information prepared by an independent third party provider of fund data; and
(d)	information relating to the nature and scope of any material relationships and their significance to the New Fund's Advisor and Subadvisor.

Nature, Extent, and Quality of Services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor with respect to the New Fund and took into account information presented throughout the past year with respect to Funds in the complex managed by the Advisor and subadvised by the Subadvisor. In this regard, the Board considered the Subadvisor's current level of staffing and its overall resources, as well as considered information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board also considered the Subadvisor's risk assessment and monitoring processes. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Funds' CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment processes and philosophies. The Board took into account that the New Fund will seek performance that closely corresponds to its Underlying Index, which  was developed by, and will be maintained, by , the Subadvisor.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund. The Board also considered information and took into account any other potential conflicts of interests the Advisor might have in connection with the Subadvisory Agreement.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor will serve as the index provider for the New Fund and for other exchange-traded funds in the complex, as well as arrangements in which the Subadvisor or its affiliates provide advisory, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, including other exchange-traded funds, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board considered the New Fund's advisory and subadvisory fees and total expense ratio as compared to similarly situated exchange-traded funds deemed to be comparable to the New Fund. The Board also considered that the Subadvisor receives additional compensation from the Advisor in connection with its role as index provider for the New Fund.

Subadvisor performance. The Board considered the New Fund's investment strategy and processes, including the fact that the New Fund will seek performance that closely corresponds to its Underlying Index and that its Underlying Index has been developed by, and will be maintained by, the Subadvisor. The Board also considered simulated performance of the Underlying Index as compared to applicable benchmarks. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       102

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other Funds in the complex and the Board is generally satisfied with the Subadvisor's management of these Funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(3)	noted that the subadvisory fees are paid by the Advisor and not the New Fund.
* * *

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement.

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       103

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the portfolios and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2015	217
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2015	217
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	217
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2015	217
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2015	217
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2015	217
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       104

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2015	217
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2015	217
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2015	217
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2015	217
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

Gregory A. Russo, Born: 1949	2015	217
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       105

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017	217
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Collateral Trust, and John Hancock Exchange-Traded Fund Trust (since 2017).

Warren A. Thomson, Born: 1955	2015	217
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       106

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2014
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2014
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2014
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       107

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Dimensional Fund Advisors LP

Principal distributor

Foreside Fund Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

Legal counsel

Dechert LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIFACTOR ETFS       108

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC (Foreside), and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP. Mutual funds and certain closed-end funds are distributed by John Hancock Funds, LLC. Member FINRA/SIPC.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in the John Hancock Multifactor ETFs (Multifactor ETFs). Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP guarantees the accuracy and/or the completeness of the John Hancock Dimensional Indexes (the "Indexes") or any data included therein, and neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP shall have any liability for any errors, omissions, or interruptions therein. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any warranty, express or implied, as to results to be obtained by the Multifactor ETFs, owners of the shares of the Multifactor ETFs or any other person or entity from the use of the Indexes, trading based on the Indexes, or any data included therein, either in connection with the Multifactor ETFs or for any other use. Neither John Hancock Advisers, LLC nor Dimensional Fund Advisors LP makes any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall either John Hancock Advisers, LLC or Dimensional Fund Advisors LP have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investments ■ 601 Congress Street ■ Boston, MA 02210
800-225-5291 ■ jhinvestments.com/etf

This report is for the information of the shareholders of John Hancock Multifactor ETFs. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

JHAN-20180615-0136	ETFA 4/18 6/18

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2018, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal period ended April 30, 2018 and April 30, 2017. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	April 30, 2018	April 30, 2017
John Hancock Multifactor Consumer Discretionary ETF	$13,759	$14,000
John Hancock Multifactor Financials ETF	13,759	14,000
John Hancock Multifactor Healthcare ETF	13,759	14,000
John Hancock Multifactor Large Cap ETF	14,259	14,000
John Hancock Multifactor Mid Cap ETF	15,259	14,000
John Hancock Multifactor Technology ETF	13,759	14,000
John Hancock Multifactor Materials ETF	14,259	14,000
John Hancock Multifactor Energy ETF	13,759	14,000
John Hancock Multifactor Consumer Staples ETF	14,259	14,000
John Hancock Multifactor Industrials ETF	14,259	14,000
John Hancock Multifactor Utilities ETF	14,259	14,000
John Hancock Developed International ETF	14,284	14,000
John Hancock Small Cap ETF	12,500	-
Total	$182,133	$168,000

(b) Audit-Related Services
Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews.

Fund	April 30, 2018	April 30, 2017
John Hancock Multifactor Consumer Discretionary ETF	$0	$0
John Hancock Multifactor Financials ETF	0	0
John Hancock Multifactor Healthcare ETF	0	0
John Hancock Multifactor Large Cap ETF	0	0
John Hancock Multifactor Mid Cap ETF	0	0
John Hancock Multifactor Technology ETF	0	0
John Hancock Multifactor Materials ETF	0	0
John Hancock Multifactor Energy ETF	0	0
John Hancock Multifactor Consumer Staples ETF	0	0
John Hancock Multifactor Industrials ETF	0	0
John Hancock Multifactor Utilities ETF	0	0
John Hancock Multifactor Developed ETF	0	0
John Hancock Small Cap ETF	0	-
Total	$0	$0

In addition, amounts billed to control affiliates for service provider internal controls reviews were $110,200 for the fiscal period ended April 30, 2018 and $106,517 for the fiscal period ended April 30, 2017.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal period ended April 30, 2018 and for the fiscal period ended April 30, 2017. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	April 30, 2018	April 30, 2017
John Hancock Multifactor Consumer Discretionary ETF	$1,120	$1,596
John Hancock Multifactor Financials ETF	1,000	1,047
John Hancock Multifactor Healthcare ETF	1,125	1,237
John Hancock Multifactor Large Cap ETF	1,336	2,061
John Hancock Multifactor Mid Cap ETF	1,211	2,061
John Hancock Multifactor Technology ETF	1,075	1,047
John Hancock Multifactor Materials ETF	1,000	1,047
John Hancock Multifactor Energy ETF	1,136	1,047
John Hancock Multifactor Consumer Staples ETF	1,000	1,047
John Hancock Multifactor Industrials ETF	1,000	1,167
John Hancock Multifactor Utilities ETF	1,000	1,047
John Hancock Multifactor Developed International ETF	1,000	0
John Hancock Small Cap ETF	0	-
Total	$13,003	$15,451

(d) All Other Fees
Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal period ended April 30, 2018 and for the fiscal period ended April 30, 2017 amounted to the following:

Fund	April 30, 2018	April 30, 2017
John Hancock Multifactor Consumer Discretionary ETF	$221	$832
John Hancock Multifactor Financials ETF	221	832
John Hancock Multifactor Healthcare ETF	221	832
John Hancock Multifactor Large Cap ETF	221	832
John Hancock Multifactor Mid Cap ETF	221	832
John Hancock Multifactor Technology ETF	221	832
John Hancock Multifactor Materials ETF	221	832
John Hancock Multifactor Energy ETF	221	832
John Hancock Multifactor Consumer Staples ETF	221	832
John Hancock Multifactor Industrials ETF	221	832
John Hancock Multifactor Utilities ETF	221	832
John Hancock Multifactor Developed International ETF	221	832
John Hancock Small Cap ETF	221	-
Total	$2,873	$9,984

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended April 30, 2017, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal period ended April 30, 2018 and April 30, 2017 amounted to the following:

Trust	April 30, 2018	April 30, 2017
John Hancock Exchange-Traded Fund Trust	$6,847,555	$6,454,571

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.: Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Exchange-Traded Fund Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 15, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 15, 2018